UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant  ☐

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

T2 Biosystems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

T2 Biosystems, Inc.

101 Hartwell Ave.

Lexington, MA 02421

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2023 Annual Meeting (the “Annual Meeting”) of Stockholders of T2 Biosystems, Inc. (the “Company”) will be held on [●], 2023, at 9 a.m, Eastern time. This year’s Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast on the Internet, providing a consistent experience to all shareholders regardless of location. You will be able to attend the meeting online, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/TTOO2023. There will not be a physical meeting, and you will not be able to attend the Annual Meeting in person. Details regarding how to participate in the meeting online and the business to be conducted at the Annual Meeting are more fully described in the accompanying proxy statement.

The Annual Meeting will be held for the following purposes:

1.

To approve an amendment to the Company’s restated certificate of incorporation to effect a reverse stock split of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a reverse split ratio ranging from any whole number between and including 1-for-50 and 1-for-150, with the exact ratio within such range to be determined at the discretion of the Board of Directors, subject to the Board of Directors’ authority to abandon the amendment.

2.

To elect two (2) directors, David Elsbree and Jack Cumming, to serve as Class III directors until the 2026 annual meeting of stockholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal;

3.	To approve, on an advisory basis, the compensation of the named executive officers;

4.	To vote upon the approval of the amendment and restatement of our 2014 Incentive Award Plan;

5.	To vote upon the approval of the amendment and restatement of our 2014 Employee Stock Purchase Plan;

6.	To vote upon the approval of the CRG debt to equity conversion;

7.	To ratify the appointment of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

8.	To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 1; and

9.	To transact such other business as may properly come before the Annual Meeting or at any and all adjournments or postponements thereof.

The proposal for the election of the directors, Proposal 2, relates solely to the election of the two Class III directors nominated by the Board of Directors.

On July 5, 2023, we announced an issuance of Series A Preferred Stock with multiple votes per share, with the intent of increasing the likelihood of receiving sufficient votes at the Annual Meeting to approve Proposal 1.

Please note that the holders of this Series A Preferred Stock may only vote on Proposal 1 and their votes may only be cast in direct proportion to the final votes cast by the holders of the Common Stock. As described in the accompanying proxy statement, the Series A Preferred Stock only serves to amplify the Common Stock voted in favor of the reverse stock split proposal.

We are pleased to take advantage of the Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. We are mailing to many of our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) instead of a paper copy of our proxy materials and our 2023 Annual Report on Form 10-K (the “2023 Annual Report”). The Internet Notice contains instructions on how to access the proxy materials and to cast your vote. The Internet Notice also contains instructions on how to request a paper copy of our proxy materials and our 2023 Annual Report. Stockholders who are not mailed an Internet Notice will be mailed paper copies of the proxy materials and the 2023 Annual Report. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials and 2023 Annual Report.

Only T2 Biosystems, Inc. stockholders of record at the close of business on [●], 2023 (the “Record Date”) will be entitled to notice of and vote at the meeting and any adjournment, continuation or postponement thereof. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to ir@t2biosystems.com, stating the purpose of the request and providing proof of ownership of our stock. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Internet Notice or on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned without notice other than by announcement at the Annual Meeting.

Your vote is important. Whether or not you are able to participate in the Annual Meeting online, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting, by submitting your proxy by telephone, via the Internet at the address listed on the Internet Notice or proxy card or, if you received paper copies of these materials, by signing, dating and returning the proxy card, which requires no postage if mailed in the United States.

By Order of the Board of Directors,
Michael Gibbs General Counsel and Corporate Secretary

Lexington, Massachusetts

[●], 2023

T2 BIOSYSTEMS, INC.

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Our Board of Directors (the “Board of Directors” or “Board”) has made this Proxy Statement and related materials available to you on the Internet, or at your request has delivered printed versions to you by mail, in connection with the Board of Directors’ solicitation of proxies for our 2023 Annual Meeting of Stockholders (the “Annual Meeting”), and any adjournment of the Annual Meeting. If you requested printed versions of these materials by mail, they will also include a proxy card for the Annual Meeting. This Proxy Statement and related materials will be released on or about [●], 2023 to our stockholders on the Record Date.

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) to our stockholders as of the record date identified below. The mailing of the Internet Notice to our stockholders is anticipated to begin by [●], 2023.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON [●], 2023: This proxy statement, the accompanying proxy card or voting instruction card and our 2023 Annual Report on Form 10-K are available at http://www.proxyvote.com.

In this Proxy Statement, the terms, the “Company,” “T2 Biosystems,” “we,” “us,” and “our” refer to T2 Biosystems, Inc. and our wholly-owned subsidiary. The mailing address of our principal executive offices is T2 Biosystems, Inc., 101 Hartwell Ave., Lexington, MA 02421.

How to Attend the Virtual Annual Meeting

You may attend the Annual Meeting online only if you are a T2 Biosystems’ stockholder who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. The Annual Meeting will be a completely virtual meeting and is scheduled to be held on [●], 2023 at 9:00 a.m., Eastern time, via live webcast through the following link: www.virtualshareholdermeeting.com/TTOO2023. You will need the 16-digit control number provided on the Internet Notice, on your proxy card (if applicable) or on the instructions that accompanied your proxy materials. You may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/TTOO2023 and using our 16-digit control number. If you are not a stockholder of record but hold shares as a beneficial owner in “street name”, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will be not able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 9:00 a.m., Eastern time. We encourage you to access the meeting 15 minutes prior to the start time to allow ample time for check-in procedures.

Reasons for Virtual Annual Meeting

We believe that hosting a virtual meeting this year is in the best interest of the Company and its stockholders. A virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. A virtual meeting can also provide cost savings for our stockholders and us and is also environmentally friendly and sustainable over the long term. Since there will not be a physical meeting location, you will not be able to attend the Annual Meeting in person.

Technical Difficulties

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any technical difficulties with the virtual meeting platform on the meeting date, please call the technical support number to be provided on the website portal used to access the virtual meeting.

Question and Answer Session

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How to Attend the Virtual Meeting” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•	irrelevant to the business of the Company or to the business of the Annual Meeting;

•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

•	related to any pending, threatened or ongoing litigation;

•	related to personal grievances;

•	derogatory references to individuals or that are otherwise in bad taste;

•	substantially repetitious of questions already made by another stockholder;

•	in excess of the two question limit;

•	in furtherance of the stockholder’s personal or business interests; or

•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How to Attend the Virtual Meeting”.

Stockholders Entitled to Vote; Record Date

As of the close of business on [●], 2023, the record date for determination of stockholders entitled to vote at the Annual Meeting (the “Record Date”), [●] shares of our Common Stock, par value $0.001 per share (the “Common Stock”), and 1,000 shares of Series A Preferred Stock (the “Series A Preferred Stock”) were outstanding and entitled to vote at the Annual Meeting.

Voting Rights

Only holders of our Common Stock and Series A Preferred Stock at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting. Each share of our Common Stock is entitled to one vote on all matters to be voted on at the Annual Meeting and stockholders cannot cumulate votes. The outstanding shares of Series A Preferred Stock are entitled to an aggregate of 400,000,000 votes with respect to Proposal 1; however, holders of the Series A Preferred Stock are not be entitled to vote on any other proposal or matter brought before the Annual Meeting.

Quorum

Our amended and restated bylaws provide that the holders of (i) at least one-third in voting power of the capital stock issued and outstanding and entitled to vote on one or more matters to be voted on at the meeting, and (ii) at least one-third in voting power of the Common Stock issued and outstanding and entitled to vote, via live webcast or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Under the General Corporation Law of the State of Delaware (the “DGCL”), shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting.

Votes Required

Proposal 1: to adopt and approve the reverse stock split proposal, the affirmative vote of holders of record of a majority of the combined voting power of the shares of Common Stock and Series A Preferred Stock issued and outstanding and entitled to vote on the proposal, voting together and counted as a single class, will be required.

Proposal 2: under our amended and restated bylaws, directors are elected by a plurality of the votes cast by the stockholders entitled to vote on the matter, which means that the director nominees with the greatest number of votes cast, even if less than a majority, will be elected.

Proposals 3, 4, 5, 6 and 7: under our amended and restated bylaws, any proposal other than an election of directors, is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Certificate of Incorporation or amended and restated bylaws, as described in more detail under each proposal below. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have the effect of votes in opposition to such proposals.

Proposal 8: to adjourn the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve Proposal 1, is decided by a majority of the votes properly cast for and against such proposal.

Broker Non-Votes

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. You should direct your broker how to vote the shares held in your account. Under applicable stock exchange rules, if you do not give instructions to your brokerage firm, the brokerage firm will only be able to vote your shares with respect to certain “routine” matters, but will not be allowed to vote your shares with respect to “non-routine” matters.

Each of the Proposals 1, 7, and 8 is considered a “routine” matter. However, broker non-votes may still arise with respect to these matters if the broker does not receive your voting instructions and chooses not to exercise its discretionary authority with respect to such matter. Each of the Proposals 2, 3, 4, 6 and 7 is considered a “non-routine” matter. If you do not instruct your brokerage firm how to vote with respect to these proposals, your broker cannot exercise discretionary authority with respect to these matters, and those votes will be counted as broker “non-votes.”

We do not expect any broker non-votes on Proposals 1, 7 and 8. Broker non-votes will have no effect on the outcome of Proposals 2, 3, 4, 5 and 6.

Abstentions

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” with respect to the other proposals, occurs when a stockholder represented at the meeting in person or by proxy makes the affirmative choice not to vote for or against a matter. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors (Proposal 2) and abstentions will no effect on Proposals 3, 4, 5, 6 and 7.

The votes of the Series A Preferred Stock on Proposal 1 will mirror the votes cast by holders of Common Stock, without giving effect to abstentions or broker non-votes by holders of Common Stock. Because the voting standard for Proposal 1 is a majority of the combined voting power of the shares of Common Stock and Series A Preferred Stock issued and outstanding and entitled to vote on the proposal, voting together and counted as a single class, abstentions and broker non-votes will, in one sense, have the effect of a vote “AGAINST” the proposal. However, because the Series A Preferred Stock has 400,000 votes per share on the reverse split proposal, and such votes must be counted by us in the same proportion as the aggregate shares of Common Stock voted on the reverse split proposal without giving effect to broker non-votes or abstentions, the failure of a share of Common Stock to be voted on Proposal 1 will effectively have no impact on the outcome of the vote. For example, if 60 million shares of Common Stock voted for Proposal 1 and 40 million shares of Common Stock voted against Proposal 1, without the Series A Preferred Stock, the proposal would not be approved because 60 million is less than a majority of the combined voting power of the shares of Common Stock and Series A Preferred Stock outstanding and entitled to vote at the meeting. However, when the Series A Preferred Stock is voted in the same proportion as the Common Stock (60/40), the combined votes “FOR” the proposal would represent approximately 60% of the combined voting power of the shares of Common Stock and Series A Preferred Stock issued and outstanding and entitled to vote on the matter and the proposal would be approved.

Voting

Electronically At the Meeting

This year’s Annual Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Annual Meeting by visiting the following website at the time of the Annual Meeting: www.virtualshareholdermeeting.com/TTOO2023. To participate in the Annual Meeting, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting. However, even if you plan to attend the Annual Meeting online, the Company recommends that you vote your shares as promptly as possible and in advance over the Internet (www.proxyvote.com) or telephone (1-800-579-1639) so that your vote will be counted if you later decide not to attend the Annual Meeting. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, since your proxy is revocable at your option.

By Proxy

If you do not wish to vote at the Annual Meeting or will not be participating in the online meeting, you may vote by proxy. You can vote by proxy over the Internet (www.proxyvote.com) or telephone (1-800-579-1639) and by following the instructions provided in the Internet Notice, or, if you requested printed copies of the proxy materials by mail, you can vote by mailing your proxy as described in the proxy materials. Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on [●], 2023. If you complete and submit your proxy before the meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the meeting.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

Revocability of Proxy

You may revoke your proxy by (1) following the instructions on the Internet Notice and entering a new vote by mail, over the Internet or via telephone before the Annual Meeting or (2) electronically attending the Annual Meeting and voting (although attendance at the Annual Meeting without voting will not in and of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be sent to our principal executive offices at T2 Biosystems, Inc., 101 Hartwell Ave., Lexington, MA 02421, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact them in order to find out how to change your vote, or you may vote at the Annual Meeting by following the procedures described above.

Expenses of Solicitation

T2 Biosystems is making this solicitation and will pay the entire cost of preparing and distributing the Internet Notice and these proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We have hired Broadridge Financial Solutions, Inc. to assist us in the distribution of proxy materials and Mackenzie Partners to assist us with the solicitation of votes described above. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies. We have agreed to pay Mackenzie Partners a fee of $17,500 plus variable amounts for additional proxy solicitation services and out-of-pocket expenses.

OVERVIEW OF PROPOSALS

This Proxy Statement contains eight proposals requiring stockholder action:

1.

Proposal 1 requests the approval of an amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the Common Stock at a reverse split ratio ranging from any whole number between and including 1-for-50 and 1-for-150, with the exact ratio within such range to be determined at the discretion of the Board of Directors, subject to the Board of Directors’ authority to abandon such amendment.

2.	Proposal 2 requests the election of two directors to the Board of Directors.

3.	Proposal 3 requests approval, on an advisory basis, the compensation of the named executive officers.

4.	Proposal 4 requests approval of an amendment to the Company’s 2014 Incentive Award Plan.

5.	Proposal 5 requests approval of an amendment to the Company’s 2014 Employee Stock Purchase Plan.

6.	Proposal 6 request approval of the CRG debt to equity conversion.

7.	Proposal 7 requests ratification of the appointment of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

8.	Proposal 8 requests approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the meeting to approve Proposal 1.

We may also transact such other business as may properly come before the Annual Meeting or at any and all adjournments or postponements thereof. The proposals are discussed in more detail in the pages that follow.

PROPOSAL 1

APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF

INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

General

Our Board of Directors has adopted resolutions approving, and is recommending that our stockholders approve, an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our Common Stock at a ratio ranging from any whole number between and including 1-for-50 and 1-for-150, with the exact ratio within such range to be determined at the discretion of the Board of Directors, subject to the Board of Directors’ authority to determine when to file the amendment and to abandon such amendment notwithstanding prior stockholder approval of such amendment. Pursuant to the law of the State of Delaware, our state of incorporation, the Board of Directors must adopt an amendment to our Restated Certificate of Incorporation and submit the amendment to stockholders for their approval. The form of the proposed amendment to our Restated Certificate of Incorporation is attached to this proxy statement as Appendix A.

By approving this proposal, stockholders will approve an amendment to our Restated Certificate of Incorporation pursuant to which any whole number of outstanding shares of Common Stock between and including fifty (50) and one hundred and fifty (150), inclusive, would be combined into one share of Common Stock, and authorize our Board of Directors to file only one such amendment with the Secretary of State of the State of Delaware, as determined by our Board of Directors in the manner described herein. Our Board of Directors believes that stockholder approval of an amendment granting our Board of Directors this discretion, rather than approval of a specified reverse stock split ratio, provides our Board of Directors with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of the Company and its stockholders.

The Board of Directors may effect only one reverse stock split as a result of this authorization. The Board may also elect not to effect any reverse stock split. The Board’s decision as to whether and when to effect the reverse stock split will be based on a number of factors, including the then prevailing market conditions, the historical, existing and expected trading price of our Common Stock, the anticipated impact of the reverse stock split on the trading price and trading volume of our Common Stock and our market capitalization, and the continued listing requirements of The Nasdaq Capital Market. Although our stockholders may approve the reverse stock split, we will not effect the reverse stock split if the Board of Directors does not deem it to be in the best interests of the Company and its stockholders.

The proposed amendment will not reduce the number of authorized shares of our Common Stock (which will remain at 400,000,000) or preferred stock (which will remain at 10,000,000). Because the reverse stock split will decrease the number of outstanding shares of our Common Stock by a ratio in the range of 1-for-50 to 1-for-150, as determined by the Board of Directors, the amendment would result in a relative increase in the number of authorized and unissued shares of our Common Stock. For more information on the relative increase in the number of authorized shares of our Common Stock, see “Effect of the Amendment on the Number of Authorized Shares of our Common Stock”.

Purpose and Background of the Reverse Stock Split

On July 11, 2023, the Board of Directors approved the proposed amendment to our Restated Certificate of Incorporation to effect the reverse stock split for the following reasons:

•

The Board of Directors believes that the reverse stock split is our best means of ensuring compliance with the $1.00 per share of Common Stock minimum bid price requirement for continued listing on The Nasdaq Capital Market and avoid delisting;

•

The Board of Directors believes that a higher stock price, which may be achieved through a reverse stock split, could help generate investor interest in the Company and help attract, retain, and motivate employees; and

•

The Board of Directors believes that some potential employees are less likely to work for the Company if we have a low stock price or are no longer listed on the Nasdaq Capital Market, regardless of size of our overall market capitalization.

Nasdaq Requirements for Continued Listing

Our Common Stock is publicly traded and listed on The Nasdaq Capital Market under the symbol “TTOO.” One of the requirements for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) is maintenance of a minimum closing bid price of $1.00.

As previously disclosed, on March 30, 2023, the Company received written notice from The Nasdaq Stock Market, LLC (“Nasdaq”) notifying the Company that it was not in compliance with the requirement of Nasdaq Listing Rule 5550(a)(2) for continued listing on the Nasdaq Capital Market as a result of the closing bid price of the our Common Stock being below $1.00 per share for 30 consecutive business days (the “Bid Price Rule”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company had initially been provided 180 calendar days, or until September 26, 2023, to regain compliance with Nasdaq Listing Rule 5550(a)(2). On June 20, 2023, the Company received written notice from Nasdaq indicating that, for the last ten consecutive business days, the bid price for the Company’s Common Stock had closed below the minimum $0.10 per share requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5810(c)(3)(A)(iii) (the “Low Priced Stock Rule”).

Pursuant to a prior non-compliance letter from Nasdaq dated November 22, 2022, the Company received a letter from Nasdaq indicating that, for the last thirty consecutive business days, the Market Value of Listed Securities, as defined by Nasdaq (“MVLS”) had been below the $35 million minimum requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(b)(2). The Company had until May 23, 2023 to regain compliance with the MVLS. On May 23, 2023 we received a letter from Nasdaq informing us that our shares had failed to comply with the MVLS required for continued listing on The Nasdaq Capital Market and, as a result, our shares are subject to delisting. We filed an appeal and hearing request with Nasdaq, which has stayed the delisting of our Common Stock from The Nasdaq Capital Market pending a Nasdaq listing qualifications hearings panel’s (the “Panel”) decision. The Nasdaq hearing was held on July 6, 2023 and Nasdaq is expected to issue a written decision within thirty days following the hearing.

The Board of Directors believes that effecting a reverse stock split may be the best means of increasing and maintaining the price of our Common Stock to above $1.00 per share in compliance with the Bid Price Rule and the Low Price Stock Rule for continued listing on The Nasdaq Capital Market. The Board of Directors believes that continued listing on The Nasdaq Capital Market provides overall credibility to an investment in our stock, given the stringent listing and disclosure requirements of The Nasdaq Capital Market. Notably, some trading firms discourage investors from investing in lower priced stocks that are traded in the over-the-counter market because they are not held to the same stringent standards. Increasing visibility of our stock among a larger pool of potential investors could result in higher trading volumes. Such increases in visibility and liquidity could also help facilitate future financings.

In light of the factors mentioned above, our Board of Directors unanimously approved the proposed amendment to our Restated Certificate of Incorporation to effect the reverse stock split as a potential means of increasing and maintaining the price of our Common Stock to above $1.00 per share in order to maintain compliance with the Nasdaq listing requirements.

Potential Increased Investor Interest

In approving the proposed amendment to our Restated Certificate of Incorporation, the Board of Directors considered that our Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks.

Risks Associated with the Reverse Stock Split

There are risks associated with the reverse stock split, including that the reverse stock split may not result in a sustained increase in the per share price of our Common Stock. There is no assurance that:

•

The market price per share of our Common Stock after the reverse stock split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding immediately before the reverse stock split;

•

The reverse stock split will result in a per share price that will increase the level of investment in our Common Stock by institutional investors or increase analyst and broker interest in our Company;

•	The reverse stock split will result in a per share price that will increase our ability to attract and retain employees and other service providers; and

•

The market price per share of our Common Stock will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq, or that we will otherwise meet the requirements of Nasdaq for continued inclusion for trading on The Nasdaq Capital Market.

Stockholders should note that the effect of the reverse stock split, if any, upon the market price of our Common Stock cannot be accurately predicted. In particular, we cannot assure you that the price of a share of our Common Stock after the reverse stock split will be fifty (50) to one hundred and fifty (150) times, as applicable, the price for a share of our Common Stock immediately prior to the reverse stock split. Furthermore, even if the market price of our Common Stock does rise following the reverse stock split, we cannot assure you that the market price of our Common Stock immediately after the proposed reverse stock split will be maintained for any period of time. Even if an increased per-share price can be maintained, the reverse stock split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the reverse stock split negatively, we cannot assure you that the reverse stock split will not adversely impact the market price of our Common Stock.

The market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the reverse stock split or the number of shares outstanding. If the reverse stock split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. The total market capitalization of our Common Stock after implementation of the reverse stock split when and if implemented may also be lower than the total market capitalization before the reverse stock split. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

We believe that the reverse stock split may result in greater liquidity for our stockholders. However, it is also possible that such liquidity could be adversely affected by the reduced number of shares outstanding after the reverse stock split, particularly if the price of our Common Stock does not increase as a result of the reverse stock split.

Even if the reverse stock split is effected, we may not be able to satisfy all of the other requirements for continued listing of our Common Stock on The Nasdaq Capital Market or other stock exchange. As discussed above, the Board approved the reverse stock split proposal and is submitting it for approval by the stockholders with the primary intent of increasing the market price and minimum bid prices of our Common Stock to regain and maintain compliance with the listing requirements of The Nasdaq Capital Market and to make our Common Stock more attractive to a broader range of institutional and other investors. However, continued listing on such exchange requires compliance with a variety of other qualitative and quantitative listing standards. Even if we effect the Reverse Stock Split, we may not be able to satisfy or maintain listing requirements on The Nasdaq Capital Market or any other stock exchange. We cannot provide any assurances that we will be able to maintain a listing of the Common Stock on The Nasdaq Capital Market or any other stock exchange.

Principal Effects of the Reverse Stock Split

If the stockholders approve this proposal and the Board of Directors implements the reverse stock split, we will amend and restate the first sentence of Article Fourth of our Restated Certificate of Incorporation relating to our authorized capital, in its entirety to read as follows:

“That, effective on the filing of this Certificate of Amendment of Restated Certificate of Incorporation with the Office of the Secretary of State of the State of Delaware (the “Effective Time”), a one-for-[*] reverse stock split of the Corporation’s Common Stock shall become effective, pursuant to which each [*] shares of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully-paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.001 per share. No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split. In lieu thereof, (i) with respect to holders of one or more certificates which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, upon surrender after the Effective Time of such certificate or certificates, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment (the “Fractional Share Payment”) equal to the fraction of which such holder would otherwise be entitled multiplied by the closing price per share on the trading day immediately preceding the Effective Time as reported by The Nasdaq Capital Market (as adjusted to give effect to the Reverse Stock Split); provided that, whether or not fractional shares would be issuable as a result of the Reverse Stock Split shall be determined on the basis of (a) the total number of shares of Common Stock that were issued and outstanding immediately prior to the Effective Time formerly represented by certificates that the holder is at the time surrendering and (b) the aggregate number of shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificates shall have been reclassified; and (ii) with respect to holders of shares of Common Stock in book-entry form in the records of the Company’s transfer agent that were issued and outstanding immediately prior to the Effective Time, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive the Fractional Share Payment automatically and without any action by the holder.

The total number of shares of capital stock which the Corporation shall have authority to issue is 410,000,000 shares consisting of (a) 400,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”) and (b) 10,000,000 shares of Preferred Stock, $0.001 par value per share (the “Preferred Stock”).”

* By approving this amendment, stockholders will approve the combination of any whole number of shares of Common Stock between and including fifty (50) and one hundred and fifty (150) into one (1) share of Common Stock. The certificate of amendment filed with the Secretary of State of the State of Delaware will include only that reverse stock split ratio determined by the Board of Directors to be in the best interests of the Company and its stockholders. The Board of Directors will not implement any amendment providing for a different reverse stock split ratio.

The reverse stock split will be effected simultaneously for all issued and outstanding shares of Common Stock and the reverse stock split ratio will be the same for all issued and outstanding shares of Common Stock. The reverse stock split will affect all of our Common Stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. After the reverse stock split, the shares of our Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our Common Stock now authorized. Common Stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split will not affect the Company continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The reverse stock split may result in some stockholders owning “odd-lots” of less than 100 shares of our Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Following the effectiveness of any reverse stock split approved by the stockholders and implementation by the Board of Directors, current stockholders will hold fewer shares of Common Stock, with such number of shares dependent on the specific ratio of the reverse stock split. For example, if the Board approves a 1-for-50 reverse stock split, a stockholder owning a “round-lot” of 100 shares of Common Stock prior to the reverse stock split will hold 2 shares of Common Stock following the reverse stock split. THE HIGHER THE REVERSE SPLIT RATIO (1-FOR-150 BEING HIGHER THAN 1-FOR-50, FOR EXAMPLE), THE GREATER THE REDUCTION IN THE NUMBER OF SHARES EACH EXISTING STOCKHOLDER, AFTER THE REVERSE STOCK SPLIT, WILL EXPERIENCE.

In deciding whether to implement the reverse stock split and the specific reverse stock split ratio to be used, the Board of Directors will consider, among other things: (i) the market price of the Common Stock at the time of the reverse stock split; (ii) the number of shares that will be outstanding after the reverse stock split; (iii) the expected number of stockholders following the reverse stock split; (iv) the stockholders’ equity at such time; (v) the shares of Common Stock available for issuance in the future; and (vi) the liquidity of the Common Stock in the market and the improved liquidity that may result. The Board of Directors maintains the right to abandon the proposed amendment to our Restated Certificate of Incorporation if it determines, in its sole discretion, that we will be able to satisfy the listing requirements of Nasdaq without implementing the reverse stock split or if the proposed amendment to our Restated Certificate of Incorporation is otherwise no longer in the best interests of the Company.

Effect of the Amendment on the Number of Authorized Shares of our Common Stock

Whether or not the proposed amendment to our Restated Certificate of Incorporation is approved by the Company’s stockholders, and if the Board of Directors authorizes the Company to file any such amendment with the Secretary of State of the State of Delaware, on the filing of the certificate of amendment to our Restated Certificate of Incorporation with the Office of the Secretary of State of the State of Delaware (the “Effective Time”), the number of authorized shares of our Common Stock will remain 400,000,000. Because the reverse stock split will decrease the number of outstanding shares of our Common Stock by a ratio in the range of 1-for-50 to 1-for-150, as determined by the Board of Directors, the proposed amendment would result in a relative increase in the number of authorized and unissued shares of our Common Stock. The purpose of the relative increase in the amount of authorized and unissued shares of our Common Stock is to allow our Company the ability to issue additional shares of Common Stock in connection with future financings, employee and director benefit programs and other desirable corporate activities, without requiring our Company’s stockholders to approve an increase in the authorized number of shares of Common Stock each time such an action is contemplated. If the proposed amendment to the Restated Certificate of Incorporation is approved, all or any of the authorized and unissued shares of Common Stock may be issued in the future for such corporate purposes and such consideration as the Board of Directors deems advisable from time to time, without further action by the stockholders of our Company and without first offering such shares to our stockholders. When and if additional shares of Common Stock are issued, these new shares would have the same voting and other rights and privileges as the currently issued and outstanding shares of Common Stock, including the right to cast one vote per share. Except pursuant to our Company’s employee and director stock plans, outstanding warrants, Sales Agreement for at-the-market offerings with Canaccord, and the terms of the Series B Preferred Stock, our Company presently has no plan, commitment, arrangement, understanding or agreement regarding the issuance of Common Stock. However, the Company regularly considers its capital requirements and may conduct equity offerings in the future.

Because our stockholders have no preemptive rights to purchase or subscribe for any of our unissued Common Stock, the future issuance of additional shares of Common Stock will reduce our current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of our outstanding shares of Common Stock would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of the Common Stock. If these factors were reflected in the price per share of our Common Stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares could therefore have an adverse effect on the potential realizable value of a stockholder’s investment.

Effects of the Amendment on our Common Stock

After the Effective Time of the amendment to our Restated Certificate of Incorporation, each stockholder will own fewer shares of our Common Stock as a result of the reverse stock split ratio chosen by the Board of Directors. Because the reverse stock split will decrease the number of outstanding shares of our Common Stock, the proposed amendment will result in a relative increase in the number of authorized and unissued shares of our Common Stock.

All outstanding options, nonvested restricted stock units, purchase rights and warrants to purchase shares of our Common Stock, including any held by our officers and directors, would be adjusted proportionally as a result of the reverse stock split. In particular, the number of shares issuable upon the exercise or settlement of each instrument, as applicable would be proportionally reduced, and the exercise price per share, if applicable, would be proportionally increased, in accordance with the terms of each instrument and based on the ratio of the reverse stock split.

The chart below outlines the capital structure as described in this proposal and prior to and immediately following a possible reverse stock split at certain of the proposed reverse stock split ratios. The number of shares disclosed in the column “Number of shares of Common Stock before reverse stock split” reflects the number of shares as of July 5, 2023. The number of shares disclosed in the columns “Estimated number of shares of Common Stock after reverse stock split” gives effect to the reverse stock split under certain possible split ratios as of July 5, 2023, but without giving effect to the treatment of fractional shares.

	Number of shares of common stock as of July 5, 2023	Estimated number of shares of Common Stock after reverse stock split (3) Ratio of Reverse Stock Split:
		1:50	1:80	1:100	1:120	1:150
Authorized	400,000,000	400,000,000	400,000,000	400,000,000	400,000,000	400,000,000
Issued and Outstanding	290,195,720	5,803,914	3,627,446	2,901,957	2,418,297	1,934,638
Issuable under Outstanding Warrants	6,916,653	138,333	86,458	69,166	57,638	46,111
Issuable under Outstanding Stock Options	188,684	3,773	2,358	1,886	1,572	1,257

	Number of shares of common stock as of July 5, 2023	Estimated number of shares of Common Stock after reverse stock split (3) Ratio of Reverse Stock Split:
		1:50	1:80	1:100	1:120	1:150
Issuable under Non-vested Restricted Stock Units	338,238	6,764	4,227	3,382	2,818	2,254
Reserved for Issuance (1)	269,402	5,388	3,367	2,694	2,245	1,796
Authorized but Unissued (2)	102,091,303	394,041,828	396,276,144	397,020,915	397,517,430	398,013,944

(1)	Shares reserved for future issuance under the Equity Plans, excluding shares issuable under outstanding stock options, non-vested restricted stock units and purchase rights.
(2)

Shares authorized but unissued represent shares available for future issuance beyond shares outstanding as of July 5, 2023 and shares issuable under outstanding warrants, stock options and non-vested restricted stock units.

(3)	The shares presented are an estimate as we do not know the number of fractional shares that will be required to be paid out in cash following the reverse stock split.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Beginning at the Effective Time, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares.

Fractional Shares

No scrip or fractional shares would be issued if, as a result of the reverse stock split, a stockholder would otherwise become entitled to a fractional interest in a share. Instead, each stockholder will be entitled to receive a cash payment equal to the fraction of which such stockholder would otherwise be entitled multiplied by the closing price per share (as adjusted to give effect to the reverse stock split) on the trading day immediately preceding the Effective Time as reported by The Nasdaq Capital Market. No transaction costs would be assessed to stockholders for the cash payment. Stockholders would not be entitled to receive interest for their fractional shares for the period of time between the Effective Time and the date payment is received.

After the reverse stock split, then-current stockholders would have no further interest in our Company with respect to their fractional shares. A person entitled to a fractional interest in a share would not have any voting, dividend or other rights in respect of their fractional interest except to receive the cash payment as described above. Such cash payments would reduce the number of post-reverse stock split stockholders to the extent that there are stockholders holding fewer than that number of pre-reverse stock split shares within the reverse stock split ratio that is determined by us as described above. Reducing the number of post-reverse stock split stockholders, however, is not the purpose of this proposal.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds for fractional shares would be deposited, sums due to stockholders in payment for fractional shares that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Effect on Outstanding Stock Options, Restricted Stock Units, Purchase Rights and Warrants

The Company maintains the 2014 Incentive Award Plan (the “2014 Plan”), the Amended and Restated 2006 Employee, Director and Consultant Stock Plan (the “2006 Plan”), the Inducement Award Plan, and the 2014 Employee Stock Purchase Plan (the “2014 Purchase Plan” and, together with the 2014 Plan, the 2006 Plan and the Inducement Award Plan, the “Equity Plans”), which are designed primarily to provide stock-based incentives to employees and other individual service providers of the Company. We have issued stock options to purchase shares of our Common Stock under the 2014 Plan, the 2006 Plan and the Inducement Award Plan, restricted stock units covering shares of our Common Stock under the 2014 Plan and granted purchase rights to purchase shares of our Common Stock to employees under the 2014 Purchase Plan. As of July 5, 2023, we had 188,684 outstanding stock options under the 2014 Plan, the 2006 Plan and the Inducement Award Plan, 338,238 outstanding restricted stock units under the 2014 Plan and up to 7,200 shares of our Common Stock were subject to purchase with respect to the purchase period in effect under the 2014 Purchase Plan on such date. In addition, we have issued to certain entities affiliated with CRG Servicing, LLC (“CRG”) warrants to purchase shares of our Common Stock (the “CRG Warrants”) and, in connection with the issuance of Series A Redeemable Convertible Preferred Stock in August 2022 (the “2022 Preferred Stock”) we issued warrants to the 2022 Preferred Stock investor and we issued warrants to purchase common stock issued to an underwriter pursuant to an underwriting agreement in February 2023. As of July 5, 2023, we had issued and outstanding warrants to purchase up to 6,916,653 shares of our Common Stock. In the event of a reverse stock split, our Board of Directors generally has the discretion to determine the appropriate adjustment to awards and purchase rights granted under the Equity Plans. Further, the terms of the warrants, including the CRG Warrants, provide for appropriate adjustments in the event of a stock split. Accordingly, if the reverse stock split is approved by our stockholders and our Board of Directors decides to implement the reverse stock split, as of the Effective Time, the number of all shares issuable upon exercise of outstanding warrants and stock options, settlement of the restricted stock units or under purchase rights, and, if applicable, the exercise price or purchase price will be proportionately adjusted based on the reverse stock split ratio selected by our Board of Directors, subject to the terms of such options, warrants, awards and purchase rights. Our Board of Directors has also authorized the Company to effect any other changes necessary, desirable or appropriate to give effect to the reverse stock split, including any applicable technical, conforming changes.

For example, if a 1-for-100 reverse stock split is effected, as of the record date, the aggregate number of shares issuable under the warrants, stock options, restricted stock units and purchase rights would be approximately 69,166, 1,886, 3,382, and 72, respectively, representing a 100-fold decrease in the number of shares issuable under those warrants, stock options, restricted stock units and purchase rights. The terms of our outstanding warrants, stock options, restricted stock units and purchase rights do not permit exercise for fractional shares. As such, the number of shares issuable under any individual outstanding stock option, restricted stock unit or purchase right under our Equity Plans shall be rounded down and the number of shares issuable under our warrants shall be rounded up or down as provided for under the specific terms of the warrants, or in the case of certain of our warrants, upon exercise of those warrants the Company shall pay cash amounts for fractional shares that otherwise would be issued. Commensurately, the exercise price under each outstanding warrant and stock option and purchase price under each outstanding purchase right would, except as noted above, be increased by 100 times such that upon exercise, the aggregate exercise price or purchase right payable by the warrant holder or grantee to the Company would remain the same. Furthermore, the aggregate number of shares currently available under our Equity Plans for future stock options and other equity-based grants and purchase rights and any share-based limits in the Equity Plans will be proportionally reduced based on the reverse stock split ratio (rounded down to the nearest share). For example, in the event of a 1-for-100 reverse stock split, as of the Record Date, 186,916 shares that currently remain available for issuance under our 2014 Plan would be adjusted to equal approximately 1,869 shares, 69,637 shares that currently remain available for issuance under our Inducement Award Plan would be adjusted to equal approximately 696 shares, and 12,849 shares that currently remain available for issuance under our 2014 Purchase Plan would be adjusted to equal approximately 128 shares, in each case, subject to future potential increases pursuant to the terms of those plans. In addition, the number of shares subject to restricted stock units to be automatically granted in the future under the 2014 Plan pursuant to our non-employee director compensation program will be proportionately reduced based on the reverse stock split ratio (rounded down to the nearest share).

Effect on Preferred Stock

As of the date of this Proxy Statement, except for 1,000 shares of Series A Preferred Stock and 93,297.26 shares of Series B Preferred Stock, there were no issued or outstanding shares of our Preferred Stock and no outstanding options or warrants to purchase shares of our Preferred Stock. The Reverse Stock Split would not impact the number of authorized or outstanding shares of our Preferred Stock.

Background of the Series A Preferred Stock

As previously disclosed in a Form 8-K, on July 5, 2023, we closed a transaction pursuant to which we issued 1,000 shares of Series A Preferred Stock to entities affiliated with CRG. The shares of Series A Preferred Stock have an aggregate stated value of $100. The terms of the Series A Preferred Stock are set forth in a Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock (the “Certificate of Designation”), filed with the Secretary of State of the State of Delaware.

The Certificate of Designation provides, among other things, that except as otherwise provided in the Certificate of Designation or as otherwise required by law, the Series A Preferred Stock will have no voting rights (other than the right to vote as a class on certain matters as provided in the Certificate of Designation). However, pursuant to the provisions of the Certificate of Designation, each share of Series A Preferred Stock has the right to cast 400,000 votes per share on this reverse stock split proposal (Proposal 1), with the Series A Preferred Stock and Common Stock voting together as a single class; provided, that the votes cast by the holder of the Series A Preferred Stock must be counted by the Company and voted in the same proportion as the shares of Common Stock (excluding any shares of Common Stock that are not voted) that are voted on Proposal 1. As an example, if the holders of 60% of the shares of Common Stock voted at the Annual Meeting are voted in favor of the reverse stock split (Proposal 1), the Company can count 60% of the votes cast by the holder of the Series A Preferred Stock as votes in favor of Proposal 1.

The shares of the Series A Preferred Stock shall be redeemed in whole, but not in part, for an aggregate redemption price of $100.00 out of funds lawfully available therefor, (i) at any time if such redemption is ordered by our Board in its sole discretion, automatically and effective on such time and date specified by the Board in its sole discretion, or (ii) automatically immediately following the approval of a reverse stock split proposal.

The Company believes that a significant number of its outstanding shares of Common Stock are held by a large number of retail stockholders, and that a number of large brokers have previously announced that they were eliminating the practice of discretionary voting of uninstructed shares on some or all matters identified as “routine” under the rules and guidance of applicable stock exchanges, such as the reverse stock split (Proposal 1), which proposal must be approved by the affirmative vote of the holders of a majority of the voting power of the outstanding shares. We believe that approving this reverse stock split proposal and giving authorization to the Board to determine, at its discretion, whether to effect the reverse stock split, as described in this Proposal 1, is important to the Company and in the Company’s and our stockholders’ best interests. We determined to provide the investors that purchased the Series A Preferred Stock with the negotiated terms concerning the rights of the Series A Preferred Stock, to secure sufficient investors who are committed to voting for the reverse stock split proposal (Proposal 1).

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates, if Applicable

If the proposed amendment to our Restated Certificate of Incorporation is approved by the Company’s stockholders, and if at such time the Board of Directors still believes that a reverse stock split is in the best interests of the Company and its stockholders, the Board will determine the reverse split ratio, within the range approved by the Company’s stockholders. The reverse stock split will become effective at the time of filing of the certificate of amendment with the Secretary of State of the State of Delaware. At the Effective Time, shares of Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of the stockholders, into new shares of Common Stock in accordance with the reverse stock split ratio contained in the certificate of amendment.

As soon as practicable after the Effective Time, stockholders will be notified by our transfer agent that the reverse stock split has been effected. If you hold shares of Common Stock in book-entry form, you will not need to take any action to receive post-reverse stock split shares of our Common Stock. As soon as practicable after the Effective Time, the Company’s transfer agent will send to your registered address a transmittal letter along with a statement of ownership indicating the number of post-reverse stock split shares of our Common Stock you hold. If applicable, a check representing a cash payment in lieu of fractional shares will also be mailed to your registered address as soon as practicable after the Effective Time (see “Fractional Shares” below).

Some stockholders hold their shares of Common Stock in certificate form. Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-reverse stock split shares in certificate form, you will receive a transmittal letter from the Company’s transfer agent as soon as practicable after the Effective Time. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate or certificates representing the pre-reverse stock split shares of our Common Stock for a post-split statement of ownership. When you submit your certificate or certificates representing the pre-reverse stock split shares of our Common Stock, your post-reverse stock split shares of our Common Stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate representing the aggregate number of post-reverse stock split shares you own, you will receive a statement indicating the number of post- reverse stock split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a certificate representing your post-reverse stock split ownership interest.

Accounting Matters

The reverse stock split will not affect the Common Stock capital account on our balance sheet. However, because the par value of our Common Stock will remain unchanged at the Effective Time of the split, the components that make up the Common Stock capital account will change by offsetting amounts. Depending on the size of the reverse stock split the Board of Directors decides to implement, the stated capital component will be reduced to an amount between one-fiftieth (1/50) and one-one hundred and fiftieth (1/150) of its present amount, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of Common Stock outstanding. Prior periods’ per share amounts will be restated to reflect the reverse stock split.

No Appraisal Rights

Under the Delaware General Corporation Law, the Company’s stockholders will not be entitled to appraisal rights with respect to the reverse stock split, and we do not intend to independently provide stockholders with any such right.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the reverse stock split, the Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Interests of Certain Persons in the Proposal

Certain of our officers and directors have an interest in this Proposal 1 as a result of their ownership of shares of our Common Stock, as set forth below in the section entitled “Stock Ownership of Certain Beneficial Owners and Management” below. However, we do not believe that our officers or directors have interests in Proposal 1 that are different from or greater than those of any of our other stockholders.

Anti-takeover Effects of Proposed Amendment

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including each of the proposed amendment to our Restated Certificate of Incorporation discussed herein, that may be used as an anti-takeover mechanism. Because the proposed amendment to our Restated Certificate of Incorporation provides that the number of authorized shares of Common Stock will remain 400,000,000, the amendment that is filed with the Secretary of State of the State of Delaware, if any such amendment is so filed, will result in a relative increase in the number of authorized but unissued shares of our Common Stock vis-à-vis the number of outstanding shares of our Common Stock after the reverse stock split and, could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of our Board of Directors. A relative increase in the number of our authorized shares could enable the Board of Directors to render more difficult or discourage an attempt by a party attempting to obtain control of the Company by tender offer or other means. The issuance of Common Stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares entitled to vote, increase the number of votes required to approve a change of control of the Company and dilute the interest of a party attempting to obtain control of the Company. Any such issuance could deprive stockholders of benefits that could result from an attempt to obtain control of the Company, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of Common Stock to persons friendly to the Board could make it more difficult to remove incumbent officers and directors from office even if such change were favorable to stockholders generally.

As stated above, the Company has no present intent to use the relative increase in the number of authorized shares of our Common Stock for anti-takeover purposes, and the proposed amendment is not part of a plan by the Board of Directors to adopt a series of anti-takeover provisions; however, if the proposed amendment is approved by the stockholders, then a greater number of shares of our Common Stock would be available for such purpose than is currently available. The Company is not aware of any pending or threatened efforts to obtain control of the Company, and the Board of Directors has no present intent to authorize the issuance of additional shares of Common Stock to discourage such efforts if they were to arise.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following discussion describes the anticipated material United States Federal income tax consequences to “U.S. holders” (as defined below) of Company capital stock relating to the reverse stock split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (“IRS”), and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). We have not obtained a ruling from the IRS or an opinion of legal or tax counsel with respect to the tax consequences of the reverse stock split. The following discussion is for information purposes only and is not intended as tax or legal advice. Each holder should seek advice based on the holder’s particular circumstances from an independent tax advisor.

YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE UNITED STATES FEDERAL INCOME TAX LAWS TO YOUR PARTICULAR SITUATION, AS WELL AS ANY TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF OUR COMMON STOCK ARISING UNDER THE UNITED

STATES FEDERAL ESTATE OR GIFT TAX RULES, OR UNDER THE LAWS OF ANY STATE, LOCAL, FOREIGN OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE TREATY.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Company capital stock who is for United States Federal income tax purposes:

(i)	an individual citizen or resident of the United States;

(ii)	a corporation (or other entity treated as a corporation for U.S. Federal income tax purposes) organized under the laws of the United States, any state, or the District of Columbia;

(iii)	an estate with income subject to United States Federal income tax regardless of its source; or

(iv)

a trust that (a) is subject to primary supervision by a United States court and for which United States persons control all substantial decisions or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

This discussion assumes that Company capital stock is held as a capital asset within the meaning of Code Section 1221. This discussion does not address all of the tax consequences that may be relevant to a particular Company stockholder or to Company stockholders that are subject to special treatment under United States Federal income tax laws including, but not limited to, banks, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, real estate investment trusts, entities such as partnerships or s-corporations that are treated as “flow-through” entities, or entities that are disregarded as separate from their owners for tax purposes, persons that are broker-dealers, traders in securities who elect the mark-to-market method of accounting for their securities, or Company stockholders holding their shares of Company capital stock as part of a “straddle,” “hedge,” “conversion transaction,” or other integrated transaction, U.S. expatriates, persons subject to the alternative minimum tax, to persons whose shares constitute “qualified small business stock” for purposes of Code section 1202, or persons who hold their Company capital stock through individual retirement or other tax-deferred accounts. This discussion also does not address the tax consequences to the Company, or to Company stockholders that own 5% or more of the Company’s capital stock, are affiliates of Company, or are not U.S. holders. In addition, this discussion does not address other United States Federal taxes (such as gift or estate taxes or alternative minimum taxes), the tax consequences of the reverse stock split under state, local, or foreign tax laws or certain tax reporting requirements that may be applicable with respect to the reverse stock split. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

If a partnership (or other entity treated as a partnership for United States Federal income tax purposes) is a Company stockholder, the tax treatment of a partner in the partnership, or any equity owner of such other entity will generally depend upon the status of the person and the activities of the partnership or other entity treated as a partnership for United States Federal income tax purposes.

Tax Consequences of the Reverse Stock Split Generally

We believe that the reverse stock split will qualify as a “reorganization” under Section 368(a)(1)(E) of the Code. Accordingly, provided that the fair market value of the post-reverse stock split shares is equal to the fair market value of the pre-reverse stock split shares surrendered in the reverse stock split:

•	A U.S. holder will not recognize any gain or loss as a result of the reverse stock split;

•	A U.S. holder’s aggregate tax basis in his, her, or its post-reverse stock split shares will be equal to the aggregate tax basis in the pre-reverse stock split shares exchanged therefor;

•

A U.S. holder’s holding period for the post-reverse stock split shares will include the period during which such stockholder held the pre-reverse stock split shares surrendered in the reverse stock split; and

•

For purposes of the above discussion of the basis and holding periods for shares of Company capital stock, and except as provided therein, holders who acquired different blocks of Company capital stock at different times for different prices must calculate their basis and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the reverse stock split.

The receipt of cash in lieu of fractional shares of capital stock pursuant to the reverse stock split will be a taxable transaction for U.S. federal income tax purposes. A holder who receives cash in exchange for shares will generally recognize capital gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received and the holder’s adjusted tax basis in the shares exchanged.

Information Reporting and Backup Withholding

Cash payments received by a U.S. holder of Company capital stock pursuant to the reverse stock split are subject to information reporting, and may be subject to backup withholding at the applicable rate specified by the U.S. Internal Revenue Service (currently 24%) if the holder fails to provide a valid taxpayer identification number and comply with certain certification procedures or otherwise establish an exemption from backup withholding. Backup withholding is not an additional United States Federal income tax. Rather, the U.S. Federal income tax liability of the person subject to backup withholding will be reduced by the amount of the tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS.

Vote Required to Approve Amendment to our Restated Certificate of Incorporation

The affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Common Stock and Series A Preferred, voting together and counted as a single class, on the Record Date is required to adopt and approve the amendment to our Restated Certificate to effect the Reverse Stock Split. The holders of Common Stock have the right to cast one vote per share of Common Stock on this proposal. The holders of Series A Preferred Stock have the right to cast 400,000 votes per share of Series A Preferred Stock, or an aggregate of 400,000,000 votes, on this proposal, provided, that such votes must be counted by the Company in the same proportion as the aggregate shares of Common Stock that are voted on this proposal, without regard to abstentions by holders of Common Stock or broker non-votes. As an example, if 60% of the votes cast by holders of Common Stock present, in person or by proxy, and entitled to vote are voted at the Meeting in favor of this proposal, the Company can count 60% of the votes cast by the holders of the Series A Preferred as votes in favor of this proposal. Because the voting standard for Proposal 1 is a majority of the combined voting power of the outstanding shares of Common Stock and Series A Preferred entitled to vote on the proposal, voting together and counted as a single class, abstentions and broker non-votes will, in one sense, have the effect of a vote “AGAINST” the proposal. However, if you prefer that the reverse stock split Proposal 1 not be approved, you should cast your vote against the proposal. Since the Series A Preferred has 400,000 votes per share on the reverse stock split Proposal 1 and such votes must be counted by the Company in the same proportion as the aggregate shares of Common Stock that are voted on the reverse stock split Proposal 1 at the Meeting, the failure of a share of Common Stock to be voted will effectively have no impact on the outcome of the vote of the Series A Preferred. However, shares of Common Stock voted against Proposal 1 will have the effect of causing the proportion of Series A Preferred voted against the proposal to increase accordingly and vice versa.

Board Recommendation

The Board of Directors recommends a vote “FOR” the approval of the proposed amendment to our Restated Certificate of Incorporation to effect a reverse stock split.

PROPOSAL 2

ELECTION OF DIRECTORS

The Board of Directors is divided into three classes. One class is elected each year at the annual meeting of stockholders for a term of three years. Vacancies on the Board of Directors are filled exclusively by the affirmative vote of a majority of the remaining directors, even if less than a quorum is present, and not by stockholders. A director elected by the Board of Directors to fill a vacancy in a class shall hold office for the remainder of the full term of that class, and until the director’s successor is duly elected and qualified or until his or her earlier resignation, death, or removal.

The terms of the Class III directors are scheduled to expire on the date of the upcoming Annual Meeting. Based on the recommendation of the nominating and corporate governance committee of the Board of Directors, the Board of Directors’ nominees for election by the stockholders are the current Class III members: David Elsbree and Jack Cumming. If elected, each nominee will serve as a director until the annual meeting of stockholders in 2026 and until his successor is duly elected and qualified, or until his earlier death, resignation, or removal.

The names of and certain information about the directors in each of the three classes are set forth below. There are no family relationships among any of our directors or executive officers. We currently have eight directors on our Board.

It is intended that the proxy in the form presented will be voted, unless otherwise indicated, for the election of the Class III director nominees to the Board of Directors. If a nominee should for any reason be unable or unwilling to serve at any time prior to the Annual Meeting, the proxies will be voted for the election of such substitute nominee as the Board of Directors may designate. The Board of Directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this proxy statement and to serve if elected.

Nominees for Class III Directors (term to expire at the 2026 Annual Meeting)

The names of the nominees for Class III directors and certain information about them as of [●], 2023 is set forth below.

Name	Positions and Offices Held with T2 Biosystems	Director Since	Age
David Elsbree	Director	2014	76
Jack Cumming	Director	2014	78

In addition, the names of the continuing Class I and Class II directors and certain information about them as of [●], 2023 is set forth below.

Name	Positions and Offices Held with T2 Biosystems	Director Since	Class and Year in Which Term Will Expire	Age
Laura Adams	Director	2021	Class I-2024	66
Robin Toft	Director	2020	Class I-2024	62
Seymour Liebman	Director	2016	Class I-2024	72
Ninfa Saunders	Director	2020	Class II-2025	71
Thierry Bernard	Director	2020	Class II-2025	58
John Sperzel	Chairman of the Board, Chief Executive Officer, President and Director	2020	Class II-2025	60

Set forth below are the biographies of each director, as well as a discussion of the particular experience, qualifications, attributes, and skills that led our Board of Directors to conclude that each person nominated to serve or currently serving on our Board of Directors should serve as a director. In addition to the information presented below, we believe that each director meets the minimum qualifications established by the nominating and corporate governance committee of our Board of Directors.

John Sperzel has served as our President and Chief Executive Officer and a member of our Board of Directors since January 2020 and has served as Chairman of our Board of Directors since July 2021. From March 2014 to January 2020, Mr. Sperzel was the Chief Executive Officer, President and a member of the Board of Directors of Chembio Diagnostics, Inc., a point-of-care diagnostics company focused on infectious diseases. From September 2011 to December 2013, Mr. Sperzel was the Chief Executive Officer and President of International Technidyne Corporation, a developer of point-of-care cardiovascular diagnostic testing solutions. Mr. Sperzel received his Bachelor of Science degree in Business Administration/Management from Plymouth State College. Mr. Sperzel’s extensive management experience as a senior executive and his diagnostic company experience contributed to our Board of Directors’ conclusion that he should serve as a director of our company.

Laura Adams has served as a member of our Board of Directors since October 2021. Since 1998, Ms. Adams has been Principal at Laura Adams Consulting, a strategic advisory firm serving the healthcare industry. Ms. Adams has served as Special Adviser to the National Academy of Medicine, a non-governmental organization that provides national and international advice on issues relating to digital health, medicine, health policy, and biomedical science, since November 2019. From April 2019 to April 2021 she served as a Catalyst for X4 Health, a company working with health systems to partner with patients and families in new designs of care. From 2001 to 2019 she was the Founder and Chief Executive Officer of The Rhode Island Quality Institute, a center for collaborative innovation that advances health and care information. Ms. Adams received a Bachelor of Science from the University of Northern Colorado and a Masters of Science from the University of Northern Colorado Health Center. Ms. Adams’ extensive knowledge of and experience with digital health and healthcare quality initiatives contributed to our Board of Directors’ conclusion that she should serve as a director of our company.

Robin Toft has served as a member of our Board of Directors since June 2020. Ms. Toft has been employed by ZRG Partners (formerly Toft Group), an executive search firm that focuses on biotechnology, pharmaceutical, diagnostics, medical device, life science tools and healthcare high tech companies since July 2010 and currently serves as Advisor Global Life Sciences & Board Diversity. Prior to the ZRG Partners, Ms. Toft was employed by Sanford Rose Associates – Toft Group from 2006 to 2010. Prior to that, Ms. Toft was employed by Roche Diagnostics, a diagnostics company that manufactures equipment and reagents for research and medical diagnostic applications from January 2003 to November 2005, as Senior Vice President of Commercial Operations. Ms. Toft holds a B.S. in Medical Technology (Clinical Laboratory Science) from Michigan State University. Ms. Toft’s leadership and industry experience contributed to our Board of Directors’ conclusion that she should serve as a director of our company.

Seymour Liebman has served as a member of our Board of Directors since September 2016. Mr. Liebman has been employed by Canon USA, Inc., a leading provider of consumer, business-to-business, and industrial imaging solutions to the United States and to the Latin American and the Caribbean markets, since 1974 and currently serves as the Executive Vice President, Chief Administrative Officer and General Counsel and Senior Managing Executive Officer of Canon Inc., Japan. Mr. Liebman received his J.D. from Touro Law School, his M.S. in mathematics from Rutgers University, his M.S. in accounting from Long Island University and his B.A. in mathematics from Hofstra University. Mr. Liebman’s management and board experience contributed to our Board of Directors’ conclusion that he should serve as a director of our company.

Ninfa Saunders has served as a member of our Board of Directors since June 2020. Ms. Saunders served as President and Chief Executive Officer of Navicent Health, the second largest hospital in Georgia from October 2012 to October 2020. Prior to joining Navicent Health, Ms. Saunders served as President and COO of Virtua Health, the largest health system in southern New Jersey, from 2003 to 2012. Dr. Saunders has a Doctorate in Healthcare Administration from the Medical University of South Carolina, a Master’s of Business

Administration from Emory University, a Master of Science in Nursing from Rutgers University and a Bachelor of Science in Nursing from Concordia College. Ms. Saunders’ leadership and industry experience contributed to our Board of Directors’ conclusion that she should serve as a director of our company.

Thierry Bernard has served as a member of our Board of Directors since June 2020. Mr. Bernard has been employed by Qiagen NV, a provider of sample and assay technologies for molecular diagnostics, applied testing, and academic and pharmaceutical research since February 2015 and was named Chief Executive Officer in March 2020. From August 2014 to February 2015, Mr. Bernard was employed by Daktari Diagnostics, a point of care diagnostics company, where he served as Chief Executive Officer. From April 1998 to August 2014, Mr. Bernard was employed by bioMérieux, an in vitro diagnostics company, where he served in roles of increasing responsibility, most recently as Corporate Vice President, Global Commercial Operations, Investor Relations and the Greater China Region. He has earned a BS International Economics & Finance from Sciences Po Paris, an MSc Administration & Economics from the College of Europe, an MSc International Economics from the London School of Economics, a DESS Comercio Exterior from Universidad de Barcelona and a degree from the Advanced Management Program (AMP) 177 at Harvard Business School. Mr. Bernard’s extensive knowledge of and experience with diagnostic product companies contributed to our Board of Directors’ conclusion that he should serve as a director of our company.

Jack Cumming has served as a member of our Board of Directors since July 2014 and Lead Independent Director since June 2020. He also serves as a member of the Board of Directors of TransMed7, LLC. Mr. Cumming currently serves as Chief Executive Officer and Managing Director of Cumming & Associates LLC, a strategic advisory firm serving the healthcare industry. From August 2000 until December 2013, Mr. Cumming served in a number of leadership roles at Hologic Inc., a diagnostics company, including as Chief Executive Officer from 2001 through 2009 and again from July 2013 through December 2013, as President from 2001 until 2003, as Chairman of the Board from 2002 until 2007 and again from 2008 through 2011, and as Global Strategic Advisor from 2011 through July 2013. Mr. Cumming attended the University of South Carolina. Mr. Cumming’s extensive knowledge of and experience with diagnostic product companies and expertise as a strategic advisor focused on the healthcare industry contributed to our Board of Directors’ conclusion that he should serve as a director of our company.

David Elsbree has served as a member of our Board of Directors since July 2014. From 1970 until 2004, Mr. Elsbree was employed by Deloitte & Touche, most recently as a senior partner. Mr. Elsbree served in a number of leadership roles in the firm’s high technology practice, including partner-in-charge of the New England High Technology Practice. Mr. Elsbree served on the Board of Directors of Art Technology Group, Inc. from June 2004 until January 2011 and on the board of directors of Acme Packet, Inc. from November 2006 until March 2013. Mr. Elsbree received his B.A. from Northeastern University. Mr. Elsbree’s extensive knowledge of and experience with technology companies and financial expertise contributed to our Board of Directors’ conclusion that he should serve as a director of our company.

Vote Required and Board of Directors’ Recommendation

The directors will be elected by a plurality of the votes cast by the stockholders entitled to vote on this proposal at the Annual Meeting. Broker non-votes and proxies marked to withhold authority with respect to the Class III directors will not be treated as votes cast for this purpose and, therefore, will not affect the outcome of the election.

The proposal for the election of the directors relates solely to the election of the two Class III directors nominated by the Board of Directors.

The Board of Directors recommends that stockholders vote FOR the election of the Class III director nominees listed above.

PROPOSAL 3

APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

Under Section 14A of the Exchange Act, our stockholders are allowed to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. The proposal, commonly known as a “say on pay” proposal, gives our stockholders the opportunity to express their views on the Company’s executive compensation. Because this is an advisory vote, this proposal is not binding upon the Company or the Board or the compensation committee of the Board (“compensation committee”); however, the compensation committee, which is responsible for designing and administering the Company’s executive compensation program and the Board, value the opinions expressed by stockholders in their vote on this proposal. To the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, we will consider our stockholders’ concerns and the compensation committee and the Board will evaluate whether any actions are necessary to address these concerns.

As described in detail under the heading “Executive Compensation,” the intent of the compensation program is to align the executive’s interests with those of our stockholders, while providing incentives and competitive compensation for implementing and accomplishing our short-term and long-term strategic and operational goals and objectives.

Effects of the Advisory Vote

This vote is advisory and not binding on the Company in any way. The compensation committee and the Board will take into account the outcome of the vote, however, when making future executive compensation decisions.

Vote Required and Board of Directors’ Recommendation

The advisory vote to approve the compensation of named executive officers will be approved by a majority of the votes cast by the stockholders entitled to vote on this proposal at the Annual Meeting. This is a non-binding advisory vote.

The Board of Directors recommends that stockholders vote FOR the advisory vote to approve the compensation of the named executive officers.

PROPOSAL 4

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE T2 BIOSYSTEMS, INC. 2014 INCENTIVE AWARD PLAN

Introduction

Our stockholders are being asked to approve an amendment and restatement of our 2014 Incentive Award Plan, or the 2014 Plan. The proposed amended and restated 2014 Plan is referred to herein as the “Restated Plan.” Our Board of Directors approved the Restated Plan on July 11, 2023, subject to stockholder approval and effective immediately after effectiveness of the reverse stock split described in Proposal 1. The Restated Plan will become effective immediately after effectiveness of the reverse stock split described in Proposal 1. If the Company does not effect the reverse stock split described in Proposal 1, the Restated Plan will likewise not become effective. The Restated Plan is described in more detail below. If the Restated Plan is not approved by our stockholders or the Company does not effect the reverse stock split described in Proposal 1, the Restated Plan will not become effective, the existing 2014 Plan will continue in full force and effect, and we may continue to grant awards under the 2014 Plan, subject to its terms, conditions and limitations, using the shares available for issuance thereunder.

We strongly believe that an employee equity compensation program is a necessary and powerful incentive and retention tool that benefits all stockholders. The 2014 Plan was first adopted by our Board of Directors and approved by our stockholders in 2014 in connection with our initial public offering. The 2014 Plan was amended and restated on June 17, 2016 and again June 25, 2021 after approval by our stockholders at our annual meeting of stockholders held in 2021. As of July 5, 2023, a total of 584,017 shares of our Common Stock were reserved under the 2014 Plan, the aggregate number of shares of Common Stock subject to stock options and restricted stock units under the 2014 Plan was 397,101, no awards other than stock options and restricted stock units were outstanding under the plan, and a total of 186,916 shares of Common Stock remained available under the 2014 Plan for future issuance.

Overview of Proposed Amendments

Amendment to Limitation on Shares Subject to Awards. Under the 2014 Plan, the maximum number of shares of our Common Stock that may be subject to one or more awards granted during any calendar year to any one person is 6,000,000 which was reduced to 120,000 following the Company’s 1 for 50 reverse stock split in October 2022 (the “2022 Reverse Split”). The Restated Plan amends this limit to provide that the maximum number of shares of our Common Stock that may be subject to one or more awards granted during any calendar year to any one person immediately after the effectiveness of the reverse stock split described in Proposal 1 is 1,000,000. Because the Restated Plan will not become effective until immediately after the effectiveness of the reverse stock split described in Proposal 1, this limit will not be subject to adjustment as a result of the reverse stock split described in Proposal 1.

The Restated Plan is not being amended in any material respect other than to reflect the changes described above.

Equity Incentive Award Information

The table below presents information about the number of shares that were subject to outstanding equity awards under the equity plans, including the 2014 Plan, the Amended and Restated 2006 Employee, Director and Consultant Stock Plan, or the 2006 Plan, and the Inducement Award Plan, and the shares remaining available for issuance under such plans, each at December 31, 2022. We ceased granting awards under the 2006 Plan when the 2014 Plan became effective.

	Number of Shares	As a % of Shares Outstanding (1)	Dollar Value (2)
2006 Plan
Options outstanding	10,053	0.13%	$14,275
Shares remaining and available for grant under the 2006 Plan	—	—%	$—
2014 Plan
Options outstanding	74,659	0.97%	$106,016
Restricted stock units outstanding	201,998	2.62%	$286,837
Shares remaining and available for grant under the 2014 Plan (3)	66,224	0.86%	$94,038
Inducement Award Plan
Options outstanding	94,929	1.23%	$134,799
Shares remaining and available for grant under the Inducement Award Plan	94,476	1.22%	$134,516
Weighted average exercise price of all outstanding options	$179.55

Weighted average remaining contractual term of all outstanding options	5.93 years

(1)	Based on 7,716,519 shares of our Common Stock outstanding as of December 31, 2022.
(2)	Based on the closing price of our Common Stock on December 30, 2022, of $1.42 per share.
(3)	Does not include possible future increases to the share reserve under the evergreen provision of the 2014 Plan.

We also maintain our 2014 Employee Stock Purchase Plan, or the 2014 Purchase Plan, which is a plan intended to qualify under Section 423 of the Code. Additional information regarding the 2006 Plan, the Inducement Award Plan and the 2014 Purchase Plan is provided under “Equity Compensation Plan Information” below.

Factors the Board of Directors Considered

In determining whether to approve the Restated Plan, our Board of Directors considered the following:

•	The share reserve under the Restated Plan will be the same as the share reserve under the 2014 Plan.

•

We expect the share reserve under the Restated Plan to provide us with enough shares for awards for approximately 5 years, assuming we continue to grant awards consistent with our current practices and historical usage, as reflected in our historical burn rate, and further dependent on the price of our shares and hiring activity during the next few years, forfeitures of outstanding awards under the 2014 Plan, and noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the Restated Plan could last for a shorter or longer time.

•

If the Restated Plan is not approved by stockholders, the 2014 Plan will remain in effect and, if the reverse stock split described in Proposal 1 is effected, the maximum number of shares of our CommonStock that may be subject to one or more awards granted under the 2014 Plan during any calendar year to any one person will be between 800 and 2,400 shares, depending on the final reverse stock split ratio. We believe this would significantly impair the Company’s ability to utilize the plan for its intended purpose of allowing us to motivate, attract and retain the services of members of directors, employees and consultants upon whose judgment, interest and special effort the successful conduct of our operation is largely dependent.

•

In 2022, 2021 and 2020, we granted equity awards representing a total of approximately 240,119 shares, 204,249 shares and 128,870 shares, respectively, under all of our Equity Plans. This level of equity awards represents a three-year average burn rate of approximately 4.5% of fully diluted common shares outstanding. Equity burn rate is calculated by dividing the number of shares subject to equity awards granted during the fiscal year by the number of shares outstanding at the end of the period.

•

In fiscal years 2022, 2021 and 2020, the end of year overhang rate (calculated by dividing (1) the sum of the number of shares subject to equity awards under all of our Equity Plans outstanding at the end of the calendar year plus shares remaining available under our Equity Plans for issuance for future awards at the end of the calendar year by (2) the number of shares outstanding at the end of the calendar year) was 7.3%, 15.8% and 12.0%, respectively.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the extremely competitive labor markets in which we compete, our Board of Directors has determined that approval of the Restated Plan is reasonable and appropriate at this time. Our Board of Directors will not create a subcommittee to evaluate the risk and benefits for issuing shares under the Restated Plan.

Key Features of the Restated Plan

The Restated Plan reflects a range of compensation and governance best practices, with some of the key features of the Restated Plan as follows:

•

No Increase to Shares Available for Issuance without Stockholder Approval. Without stockholder approval, the Restated Plan prohibits any alteration or amendment that operates to increase the total number of shares of common stock that may otherwise be issued under the Restated Plan (other than in connection with certain corporate reorganizations and other events).

•

No Repricing of Awards. The plan administrator may not without the approval of the company’s stockholders (1) lower the exercise price of an option or stock appreciation right, or SAR, after it is granted or (2) cancel an option or SAR when the exercise price exceeds the fair market value of the underlying shares in exchange for cash or another award (other than in connection with certain corporate reorganizations or other events).

•

No In-the-Money Option or Stock Appreciation Right Grants. The Restated Plan prohibits the grant of options or SARs with an exercise or base price less than 100% of the fair market value of our common stock on the date of grant.

•

Independent Administration. The compensation committee of our Board of Directors (“compensation committee”), which consists of two or more non-employee directors, generally will administer the Restated Plan. The full Board of Directors will administer the Restated Plan with respect to awards granted to members of the Board of Directors. The compensation committee may delegate certain of its duties and authorities to a committee of one or more directors or officers of the company for awards to certain individuals, within specific guidelines and limitations. However, no delegation of authority is permitted with respect to awards made to individuals who (1) are subject to Section 16 of the Exchange Act, or (2) are officers of the Company and have been delegated authority to grant or amend awards under the Restated Plan.

•	No Automatic Change in Control Vesting for Awards. The Restated Plan does not have automatic accelerated vesting provisions for awards in connection with a change in control.

•

Limitations on Grants. The maximum number of shares pursuant to awards under the Restated Plan that may be granted to any one person during any calendar year immediately after the effectiveness of the reverse stock split described in Proposal 1 is 1,00,000 and the maximum aggregate amount of cash that may be paid to any one person pursuant to awards under the Restated Plan during any calendar year is $2,000,000. In addition, maximum amount of cash and other compensation and the aggregate grant date fair value of awards granted to a non-employee director of our company for services as a non-employee director during any calendar year may not, in the aggregate, exceed $700,000 (or, in the fiscal year of any director’s initial service, $950,000), subject to the limited exceptions.

Stockholder Approval Requirement

Stockholder approval of the Restated Plan is necessary in order for us to meet the stockholder approval requirements of NASDAQ and comply with requirements relating to ISOs under the Code.

If the Restated Plan is not approved by our stockholders or if the Company does not effect the reverse stock split described in Proposal 1, the Restated Plan will not become effective, the existing 2014 Plan will continue in full force and effect, and we may continue to grant awards under the 2014 Plan, subject to its terms, conditions and limitations, using the shares available for issuance thereunder.

Summary of the Restated Plan

The principal features of the Restated Plan are summarized below, but the summary is qualified in its entirety by reference to the Restated Plan itself, which is attached as Appendix A to this proxy statement.

Purpose

The purpose of the Restated Plan is to promote our success and enhance our value by linking the individual interests of the members of the Board of Directors and our employees and consultants to those of our stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to our stockholders. The Restated Plan is further intended to provide us flexibility in our ability to motivate, attract, and retain the services of members of the Board of Directors, our employees and our consultants upon whose judgment, interest, and special effort the successful conduct of our operation is largely dependent.

Eligibility and Administration

Our employees, consultants and directors, and the employees and consultants of our subsidiaries, will be eligible to receive awards under the Restated Plan, but only employees may be granted ISOs. As of July 5, 2023, there were 7 non-employee directors and 99 employees who would have been eligible for awards under the Restated Plan had it been in effect on such date.

The Restated Plan will be administered by our Board of Directors with respect to awards to non-employee directors and by our Board of Directors or compensation committee with respect to other participants, each of which may delegate its duties and responsibilities to committees of our directors or officers (referred to collectively as the plan administrator below), subject to certain limitations that may be imposed under Section 16 of the Exchange Act and stock exchange rules, as applicable. The plan administrator will have the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the Restated Plan, subject to its express terms and conditions. The plan administrator will also set the terms and conditions of all awards under the Restated Plan, including any vesting and vesting acceleration conditions.

Individual Award Limit and Shares Available

The number of shares authorized for issuance under the 2014 Plan is the sum of (i) 823,529 shares, (ii) any shares as of the original effective date of the 2014 Plan that were subject to awards granted under the 2006 Plan and are forfeited, lapse unexercised or settled in cash, and (iii) an annual increase on the first day of each calendar year beginning January 1, 2015 and ending on and including January 1, 2026, equal to the lesser of:

•	4% of our shares of common stock outstanding (on an as-converted basis) on the final day of the immediately preceding calendar year; and

•	such smaller number of shares of common stock determined by the Board of Directors.

The share reserve under the Restated Plan will remain the same. As of July 5, 2023, a total of 584,017 shares of common stock were authorized for issuance under the 2014 Plan and will be reserved for issuance under the Restated Plan, and such reserve may be subject to increase pursuant to forfeitures of 2006 Plan awards and the evergreen provision described above, which will remain in effect until January 1, 2026.

Notwithstanding the foregoing, the number of shares of stock that may be issued pursuant to ISOs under the Restated Plan may not exceed an aggregate of 35,000,000 shares which number includes shares issued upon exercise of ISOs under the 2014 Plan prior to the effective date of the Restated Plan. All of the foregoing share numbers may be adjusted for changes in our capitalization and certain corporate transactions, as described below under the heading “Certain Transactions.”

The maximum number of shares that may be subject to awards granted under the Restated Plan to any individual in any calendar year immediately after the effectiveness of the reverse stock split described in Proposal 1 cannot exceed 1,000,000 and, the maximum amount that may be paid to a participant in cash during any calendar year with respect to one or more cash based awards under the Restated Plan is $2,000,000.

If an award under the Restated Plan is forfeited, expires or is settled for cash, any shares subject to such award may, to the extent of such forfeiture, expiration or cash settlement, be used again for new grants under the Restated Plan. Awards granted under the Restated Plan upon the assumption of, or in substitution for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which we enter into a merger or similar corporate transaction will not reduce the shares available for grant under the Restated Plan.

Provisions of the Restated Plan Relating to Director Compensation

The Restated Plan provides that the plan administrator may establish compensation for non-employee directors from time to time subject to the Restated Plan’s limitations. Our Board of Directors or its authorized committee may modify non-employee director compensation from time to time in the exercise of its business judgment, taking into account factors, circumstances and considerations as it deems relevant from time to time, provided that the sum of any cash or other compensation and the grant date fair value of any equity awards granted as compensation for services as a non-employee director may not exceed $950,000 during the fiscal year of a non-employee director’s initial service and $700,000 in any subsequent fiscal year. The plan administrator may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the plan administrator may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee directors.

Awards

The Restated Plan provides for the grant of stock options, including ISOs, and nonqualified stock options, or NSOs, restricted stock, dividend equivalents, stock payments, restricted stock units, or RSUs, performance awards, SARs, and stock payments. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the Restated Plan. Certain awards under the Restated Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards. All awards under the Restated Plan will be set forth in award agreements, which will detail the terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards generally will be settled in shares of our common stock, but the plan administrator may provide for cash settlement of any award. A brief description of each award type follows.

•

Stock Options. Stock options provide for the purchase of shares of our common stock in the future at an exercise price set on the grant date. ISOs, in contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding periods and other requirements of the Code are satisfied. The exercise price of a stock option generally will not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders). The term of a stock option may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders). Vesting conditions determined by the plan administrator may apply to stock options and may include continued service, performance and other conditions.

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SARs. SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The base price of a SAR will generally not be less than 100% of the fair market value of the underlying share on the date of grant, and the term of a SAR may not be longer than ten years. Vesting conditions determined by the plan administrator may apply to SARs and may include continued service, performance and other conditions.

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Restricted Stock and RSUs. Restricted stock is an award of nontransferable shares of our common stock that remain forfeitable unless and until specified conditions are met, and which may be subject to a purchase price. RSUs are contractual promises to deliver shares of our common stock in the future, which may also remain forfeitable unless and until specified conditions are met. Delivery of the shares underlying RSUs may be deferred under the terms of the award or at the election of the participant, if the plan administrator permits such a deferral. Conditions applicable to restricted stock and RSUs may be based on continuing service, the attainment of performance goals and such other conditions as the plan administrator may determine.

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Performance Awards. Performance awards are cash bonus awards, stock bonus awards, performance awards or other incentive awards that are paid in cash, shares or a combination of both. Generally, these awards will be based upon the attainment of specific performance goals that are established by the plan administrator and relate to one or more performance criteria on a specified date or dates determined by the plan administrator.

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Stock Payments. Stock payments are awards of fully vested shares of our common stock that may, but need not, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards.

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Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our common stock and may be granted alone or in tandem with awards. Dividend equivalents are credited as of dividend record dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed or expires, as determined by the plan administrator.

Certain Transactions

The plan administrator has broad discretion to take action under the Restated Plan, as well as to make adjustments to the terms and conditions of existing and future awards and the Restated Plan, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions occurring after the effectiveness of the Restated Plan. Adjustments the plan administrator may make in these circumstances include changes to (1) the aggregate number and type of shares that may be issued under the Restated Plan (including, but not limited to, adjustments of the number of shares available under the plan and the maximum number of shares which may be subject to one or more awards to a participant pursuant to the plan during any calendar year), (2) the number and kind of shares, or other securities or property, subject to outstanding awards, (3) the terms and conditions of outstanding awards (including, without limitation, any applicable performance targets or criteria with respect thereto), and (4) the grant or exercise price per share for any outstanding awards. In the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings” occurring after the effectiveness of the Restated Plan, the plan administrator will make proportionate adjustments to outstanding awards, including, but not limited to, adjustments to the number and type of shares subject to each outstanding awards and the exercise price of outstanding awards. In the event of a change in control of our company (as defined in the Restated Plan) or a reorganization, merger, liquidation or similar corporate transaction, or any other unusual or non-recurring transactions affecting us or our financial statements, or a change in applicable accounting principles or law, the plan administrator may (i) terminate awards for cash or replace awards with other property or rights; (ii) provide that outstanding awards will be assumed or substituted by a successor entity; (iii) adjust the number and types of shares subject to outstanding awards; (iv) provide that outstanding awards will be fully vested and exercisable; or (v) terminate any outstanding awards. Individual award agreements may provide for additional accelerated vesting and payment provisions.

Foreign Participants, Claw-Back Provisions, Transferability and Participant Payments

The plan administrator may modify award terms, establish subplans and adjust other terms and conditions of awards, subject to the share limits described above. All awards will be subject to the provisions of any claw-back policy implemented by our company to the extent set forth in such claw-back policy or in the applicable award agreement. With limited exceptions for estate planning, domestic relations orders, certain beneficiary designations and the laws of descent and distribution, awards under the Restated Plan are generally non-transferable prior to vesting, and are exercisable only by the participant. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the Restated Plan, the plan administrator may, in its discretion, accept cash or check, shares of our common stock that meet specified conditions, a “market sell order” or such other consideration as it deems suitable.

Plan Amendment and Termination

Our Board of Directors may amend or terminate the Restated Plan at any time; however, except in connection with certain changes in our capital structure, stockholder approval will be required for any amendment that increases the number of shares available under the Restated Plan. No award may be granted pursuant to the Restated Plan after the tenth anniversary of the date on which our Board of Directors adopted the Restated Plan.

Repricing Not Permitted

The plan administrator will not have the authority, without the approval of our stockholders and except for adjustments permitted under the Restated Plan in connection with corporate transactions, to authorize the amendment of any outstanding award to reduce its price per share or to provide that an award will be canceled and replaced with the grant of an award having a lesser price per share.

Federal Income Tax Consequences Associated with the Restated Plan

The federal income tax consequences of the Restated Plan under current federal income tax law are summarized in the following discussion, which deals with the general tax principles applicable to the Restated Plan and is intended for general information only. The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the Restated Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. Foreign, state and local tax laws, and employment, estate and gift tax considerations are not discussed, and may vary depending on individual circumstances and from locality to locality.

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Stock Options and Stock Appreciation Rights. A Restated Plan participant generally will not recognize taxable income and we generally will not be entitled to a tax deduction upon the grant of a stock option or stock appreciation right. The tax consequences of exercising a stock option and the subsequent disposition of the shares received upon exercise will depend upon whether the option qualifies as an “incentive stock option” as defined in Section 422 of the Code. The Restated Plan permits the grant of options that are intended to qualify as incentive stock options as well as options that are not intended to so qualify; however, incentive stock options may be granted only to our employees and employees of our parent or subsidiary corporations, if any. Upon exercising an option that does not qualify as an incentive stock option when the fair market value of our stock is higher than the exercise price of the option, a Restated Plan participant generally will recognize taxable income at ordinary income tax rates equal to the excess of the fair market value of the stock on the date of exercise over the purchase price, and we (or our subsidiaries, if any) generally will be entitled to a corresponding tax deduction for compensation expense, in the amount equal to the amount by which the fair market value of the shares purchased exceeds the purchase price for the shares. Upon a subsequent sale or other disposition of the option shares, the participant will recognize a short term or long term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares.

Upon exercising an incentive stock option, a Restated Plan participant generally will not recognize taxable income, and we will not be entitled to a tax deduction for compensation expense. However, upon exercise, the amount by which the fair market value of the shares purchased exceeds the purchase price will be an item of adjustment for alternative minimum tax purposes. The participant will recognize taxable income upon a sale or other taxable disposition of the option shares. For federal income tax purposes, dispositions are divided into two categories: qualifying and disqualifying. A qualifying disposition generally occurs if the sale or other disposition is made more than two years after the date the option was granted and more than one year after the date the shares are transferred upon exercise. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition generally will result.

Upon a qualifying disposition of incentive stock option shares, the participant will recognize long term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the shares over their purchase price. If there is a disqualifying disposition of the shares, then the excess of the fair market value of the shares on the exercise date (or, if less, the price at which the shares are sold) over their purchase price will be taxable as ordinary income to the participant. If there is a disqualifying disposition in the same year of exercise, it eliminates the item of adjustment for alternative minimum tax purposes. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the participant.

We will not be entitled to any tax deduction if the participant makes a qualifying disposition of incentive stock option shares. If the participant makes a disqualifying disposition of the shares, we should be entitled to a tax deduction for compensation expense in the amount of the ordinary income recognized by the participant.

Upon exercising or settling a stock appreciation right, a Restated Plan participant will recognize taxable income at ordinary income tax rates, and we should be entitled to a corresponding tax deduction for compensation expense, in the amount paid or value of the shares issued upon exercise or settlement. Payments in shares will be valued at the fair market value of the shares at the time of the payment, and upon the subsequent disposition of the shares the participant will recognize a short term or long term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares.

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Restricted Stock and Restricted Stock Units. A Restated Plan participant generally will not recognize taxable income and we generally will not be entitled to a tax deduction upon the grant of restricted stock or restricted stock units. Upon the termination of restrictions on restricted stock or the payment of restricted stock units, the participant will recognize taxable income at ordinary income tax rates, and we should be entitled to a corresponding tax deduction for compensation expense, in the amount paid to the participant or the amount by which the then fair market value of the shares received by the participant exceeds the amount, if any, paid for them. Upon the subsequent disposition of any shares, the participant will recognize a short term or long term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares. However, a Restated Plan participant granted restricted stock that is subject to forfeiture or repurchase through a vesting schedule such that it is subject to a “risk of forfeiture” (as defined in Section 83 of the Code) may make an election under Section 83(b) of the Code to recognize taxable income at ordinary income tax rates, at the time of the grant, in an amount equal to the fair market value of the shares of common stock on the date of grant, less the amount paid, if any, for such shares. We should be entitled to a corresponding tax deduction for compensation, in the amount recognized as taxable income by the participant. If a timely Section 83(b) election is made, the participant will not recognize any additional ordinary income on the termination of restrictions on restricted stock, and we will not be entitled to any additional tax deduction.

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Dividend Equivalents, Stock Payment Awards and Performance Awards. A Restated Plan participant generally will not recognize taxable income and we will not be entitled to a tax deduction upon the grant of dividend equivalents, stock payment awards or performance awards until cash or shares are paid or distributed to the participant. At that time, any cash payments or the fair market value of shares that the participant receives will be taxable to the participant at ordinary income tax rates and we should be entitled to a corresponding tax deduction for compensation expense. Payments in shares will be valued at the fair market value of the shares at the time of the payment, and upon the subsequent disposition of the shares, the participant will recognize a short term or long term capital gain or loss in the amount of the difference between the sales price of the shares and the participant’s tax basis in the shares.

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Section 409A of the Internal Revenue Code. Certain types of awards under the Restated Plan may constitute, or provide for, a deferral of compensation under Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% federal income tax (and, potentially, certain interest penalties). To the extent applicable, the Restated Plan and awards granted under the Restated Plan will generally be structured and interpreted in a manner intended to comply with Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued pursuant to Section 409A of the Code.

Share Price

As of July 5, 2023, the per share closing price of our common stock was $0.074.

Plan Benefits

Awards under the Restated Plan are subject to the discretion of the plan administrator and, other than awards that will be made automatically under our non-employee director compensation program if the program is not amended, no determinations have been made by the plan administrator as to any future awards that may be granted pursuant to the Restated Plan. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the Restated Plan. The following table sets forth, with respect to the individuals and groups identified therein, information regarding stock options, restricted stock units and stock awards awarded under the 2014 Plan through July 5, 2023:

	Number of Shares Subject to Stock Options	Number of Restricted Stock Units	Number of Shares Subject to Stock Awards
John Sperzel, Chief Executive Officer and Director	—	68,000	—
John Sprague, Chief Financial Officer	2,200	22,723	—
Michael Gibbs, SVP and General Counsel	8,795	24,878	289
David Elsbree, Director Nominee	1,144	7,000	—
Jack Cumming, Director Nominee	1,144	5,688	—
All current executive officers as a group (4 persons)	10,995	129,601	289
All current non-executive directors as a group (7 persons)	4,051	46,150	—
Each associate of any directors, executive officers or nominees	—	—	—
Each other person who received or is to receive 5 percent of such options and awards	—	—	—
All non-executive employees as a group (95 persons) (1)	23,207	291,253	95

(1)	Includes all current non-executive employees.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of the majority of the votes cast and present or represented by proxy and entitled to vote on this proposal at the Annual Meeting is required to approve the Restated Plan. Broker non-votes and abstentions will not be considered a vote cast and will have no effect on the voting for this proposal.

The Board of Directors recommends that stockholders vote FOR approval of the amendment and restatement of our 2014 Incentive Award Plan

PROPOSAL 5

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE T2 BIOSYSTEMS, INC. 2014 EMPLOYEE STOCK PURCHASE PLAN

Introduction

Our stockholders are being asked to approve an amendment and restatement of our 2014 Employee Stock Purchase Plan, or the 2014 Purchase Plan. The proposed amended and restated 2014 Purchase Plan is referred to herein as the “Amended 2014 Purchase Plan.” Our Board of Directors approved the Amended 2014 Purchase Plan on July 11, 2023, subject to stockholder approval and effective immediately after effectiveness of the reverse stock split described in Proposal 1. The Amended 2014 Purchase Plan will become effective immediately after effectiveness of the reverse stock split described in Proposal 1. If the Company does not effect the reverse stock split described in Proposal 1, the Amended 2014 Plan will likewise not become effective upon stockholder approval at the annual meeting. The Amended 2014 Purchase Plan is described in more detail below. If the Amended 2014 Purchase Plan is not approved by our stockholders or the Company does not effect the reverse stock split described in Proposal 1, the Amended 2014 Purchase Plan will not become effective, the existing 2014 Purchase Plan will continue in full force and effect, and we may continue to grant rights to purchase common stock under the 2014 Purchase Plan, subject to its terms, conditions and limitations, using the shares available for issuance thereunder.

We strongly believe that an employee stock purchase program is a necessary and powerful incentive and retention tool that benefits all stockholders. The 2014 Purchase Plan was first adopted by our Board of Directors and approved by our stockholders in 2014 in connection with our initial public offering. The 2014 Purchase Plan was amended and restated on August 6, 2020. As of July 5, 2023, a total of 77,201 shares of our common stock were reserved under the 2014 Purchase Plan and a total of 12,849 shares of common stock remained available under the 2014 Purchase Plan for future issuance.

Overview of Proposed Amendments

The Amended 2014 Purchase Plan contains the following material change from the 2014 Purchase Plan:

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Subject to adjustment for certain changes in our capitalization occurring after the effectiveness of the 2014 Purchase Plan, the total number of shares of our common stock reserved for issuance under the Amended 2014 Purchase Plan immediately after the effectiveness of the reverse stock split described in Proposal 1 will be 400,000 shares. Because the Amended 2014 Purchase Plan will not become effective until immediately after the effectiveness of the reverse stock split described in Proposal 1, this limit will not be subject to adjustment as a result of the reverse stock split described in Proposal 1.

Approval of the Amended 2014 Purchase Plan by our stockholders will allow us to continue to provide our employees with the opportunity to acquire an ownership interest in T2 Biosystems through their participation in the Amended 2014 Purchase Plan, thereby encouraging them to remain in our employment and more closely aligning their interests with those of our stockholders.

Background to Share Request

In determining the size of the share reserve under the Amended 2014 Purchase Plan, our Board of Directors considered the following:

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In 2022, 2021 and 2020, we granted equity awards representing a total of approximately 240,119 shares, 204,249 shares and 128,870 shares under all of our Equity Plans. This level of equity awards represents a three-year average burn rate of approximately 4.5% of our fully diluted shares outstanding. Equity burn rate is calculated by dividing the number of shares subject to equity awards granted during the fiscal year by the number of shares outstanding at the end of the period.

•	In 2022, 2021 and 2020, the end of year overhang rate (calculated by dividing (1) the sum of the number of shares subject to equity awards under all of our Equity Plans outstanding at the end of the calendar year plus shares remaining available under our Equity Plans for issuance for future awards at the end of the calendar year by (2) the number of shares outstanding at the end of the calendar year) was 7.3%, 15.8%, and 12.0%, respectively.

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We expect the Amended 2014 Purchase Plan to provide us with enough shares for stock purchases through 2026, assuming our employees continue to participate at levels consistent with recent history, dependent on the price of our shares and hiring activity during the next few years. Since we cannot predict future participation rates, the future price of our shares or future hiring activity with any degree of certainty at this time, the share reserve under the Amended 2014 Purchase Plan could last for a shorter or longer time.

In light of the factors described above, the Board of Directors determined that the size of the share reserve under the Amended 2014 Purchase Plan is reasonable and appropriate at this time.

Summary of the Amended 2014 Purchase Plan

The material features of the Amended 2014 Purchase Plan are described below. The following description of the Amended 2014 Purchase Plan is a summary only and is qualified in its entirety by reference to the complete text of the Amended 2014 Purchase Plan, which is attached to this Proxy Statement as Appendix B.

Purpose

The Amended 2014 Purchase Plan has been designed to assist our eligible employees in acquiring a stock ownership interest in the Company pursuant to a plan that is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code, to help eligible employees provide for their future security and to encourage our eligible employees to remain in our employment.

Securities Subject to the Amended 2014 Purchase Plan

A total of 400,000 shares of our common stock will be reserved for issuance under the Amended 2014 Purchase Plan immediately after the reverse stock split described in Proposal 1. The number of shares subject to the Amended 2014 Purchase Plan may be adjusted for changes in our capitalization and certain corporate transactions other than the reverse stock split described in Proposal 1, as described below under the heading “Adjustments.”

Administration

Unless otherwise determined by our Board, the compensation committee will administer and will have authority to interpret the terms of the Amended 2014 Purchase Plan, determine the terms and conditions of offerings under the plan and determine the eligibility of participants.

Eligibility

The administrator may designate certain of our subsidiaries as participating “designated subsidiaries” in the Amended 2014 Purchase Plan and may change these designations from time to time. Employees of the Company and its participating designated subsidiaries are eligible to participate in the Amended 2014 Purchase Plan if they meet the eligibility requirements under the Amended 2014 Purchase Plan established from time to time by the administrator. However, an employee may not be granted rights to purchase shares under the Amended 2014 Purchase Plan if such employee, immediately after the grant, would own (directly or through attribution) shares possessing 5% or more of the total combined voting power or value of all classes of common stock or other classes of stock.

Eligible employees become participants in the Amended 2014 Purchase Plan by enrolling and authorizing payroll deductions by the deadline established by the administrator prior to the first day of the applicable offering period. Non-employee directors and consultants are not eligible to participate in the Amended 2014 Purchase

Plan. Employees who choose not to participate, or are not eligible to participate at the start of an offering period but who become eligible thereafter, may enroll in any subsequent offering period.

As of July 5, 2023, we had 98 employees who would have been eligible to participate in the Amended 2014 Purchase Plan had the Amended 2014 Purchase Plan been in operation on such date and had the subsidiaries for whom such employees work been designated as participating subsidiaries under the Amended 2014 Purchase Plan.

Participation in an Offering

Offering Periods and Purchase Periods. Our common stock will be offered under the Amended 2014 Purchase Plan during offering periods. The length of the offering periods under the Amended 2014 Purchase Plan will be determined by the administrator and may be up to 27 months long. Employee payroll deductions will be used to purchase shares on each purchase date during an offering period. The purchase dates for each offering period will be the final trading day in the offering period. Offering periods under the Amended 2014 Purchase Plan will commence when determined by the administrator. The administrator may, in its discretion, modify the terms of future offering periods.

Enrollment and Contributions. The Amended 2014 Purchase Plan permits participants to purchase common stock through payroll deductions of up to a specified percentage of their eligible compensation (which, in the absence of a contrary designation, shall be 20% of eligible compensation). The administrator will establish a maximum number of shares that may be purchased by a participant during any offering period (which, in the absence of a contrary designation by the administrator, shall be 10,000 shares). In addition, no employee will be permitted to accrue the right to purchase stock under the Amended 2014 Purchase Plan at a rate in excess of $25,000 worth of shares during any calendar year in which such a purchase right is outstanding (based on the fair market value per share of our common stock as of the first day of the offering period).

Purchase Rights. On the first trading day of each offering period, each participant will automatically be granted an option to purchase shares of our common stock. The option will expire at the end of the applicable offering period and will be exercised at that time to the extent of the payroll deductions accumulated during the offering period.

Purchase Price. The purchase price of the shares, in the absence of a contrary designation by the administrator, will be 85% of the lower of the fair market value of our common stock on the first trading day of the offering period or on the final trading day of the offering period. The fair market value per share of our common stock under the Amended 2014 Purchase Plan generally is the closing sales price of our common stock on the Nasdaq on the date for which fair market value is being determined, or if there is no closing sales price for a share of our common stock on the date in question, the closing sales price for a share of common stock on the last preceding date for which such quotation exists. As of July 5, 2023, the closing price of a share of our common stock on the Nasdaq was $0.074.

Withdrawal and Termination of Employment. Participants may voluntarily end their participation in the Amended 2014 Purchase Plan at any time during a specified period prior to the end of the applicable offering period and will be paid their accrued payroll deductions that have not yet been used to purchase shares of common stock. Participation in the Amended 2014 Purchase Plan ends automatically upon a participant’s ceasing to be an eligible employee for any reason, including termination of employment.

Adjustments

In the event of certain non-reciprocal transactions or events affecting our common stock after the effectiveness of the Amended 2014 Purchase Plan, such as any stock dividend or other distribution, change in control, reorganization, merger, consolidation or other corporate transaction, the administrator will make equitable adjustments to the aggregate number and type of shares that may be issued under Amended 2014 Purchase Plan and the number, type of shares and purchase price of outstanding rights. In addition, in the event of the foregoing transactions or events or certain significant transactions, including a change in control, the administrator may provide for (1) either the replacement of outstanding rights with other rights or property or termination of outstanding rights in exchange for cash, (2) the assumption or substitution of outstanding rights by the successor or survivor corporation or parent or subsidiary thereof, if any, (3) the adjustment in the number and type of shares of stock subject to outstanding rights and/or in the terms and conditions of outstanding rights, (4) the use of participants’ accumulated payroll deductions to purchase stock on a new purchase date prior to the next scheduled purchase date and termination of any rights under ongoing offering periods or (5) the termination of all outstanding rights.

Transferability

A participant may not transfer rights granted under the Amended 2014 Purchase Plan other than by will or the laws of descent and distribution, and such rights are generally exercisable only by the participant during the participant’s lifetime.

Plan Amendment and Termination

The administrator may amend, suspend or terminate the Amended 2014 Purchase Plan at any time. However, stockholder approval will be obtained for any amendment that increases the aggregate number or changes the type of shares that may be sold pursuant to rights under the Amended 2014 Purchase Plan (other than in connection with changes in our capitalization and certain corporate transactions), changes the corporations or classes of corporations whose employees are eligible to participate in the Amended 2014 Purchase Plan or changes the Amended 2014 Purchase Plan in any manner that would cause it no longer to be an “employee stock purchase plan” within the meaning of Section 423 of the Code.

Certain U.S. Federal Income Tax Consequences

The U.S. federal income tax consequences of the Amended 2014 Purchase Plan under current income tax laws are summarized in the following discussion which deals with the general tax principles applicable to the Amended 2014 Purchase Plan, and is intended for general information only. Other federal taxes and foreign, state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

The Amended 2014 Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under the applicable Code provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the Amended 2014 Purchase Plan. This means that an eligible employee will not recognize taxable income on the date the employee is granted an option under the Amended 2014 Purchase Plan. In addition, the employee will not recognize taxable income upon the purchase of shares. Upon sale or disposition, the participant generally will be subject to tax in an amount that depends upon the length of time such shares are held by the participant prior to disposing of them.

If the shares are sold or disposed of more than two years from the date of grant and more than one year from the date of purchase, or if the participant dies while holding the shares, the participant (or the participant’s estate) will recognize ordinary income measured as the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition (or death) over the purchase price or (2) an amount equal to the applicable discount from the fair market value of the shares as of the date of grant. Any additional gain will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price.

If the shares are sold or otherwise disposed of before the expiration of the holding periods described above, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price and the Company will be entitled to a tax deduction for compensation expense in the amount of ordinary income recognized by the employee. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them. If the shares are sold or otherwise disposed of before the expiration of the holding periods described above but are sold for a price that is less than the purchase price, the participant will recognize ordinary income equal to the excess of the fair market value of the shares on the date of purchase over the purchase price (and the Company will be entitled to a corresponding deduction), but the participant generally will be able to report a capital loss equal to the difference between the sales price of the shares and the fair market value of the shares on the date of purchase.

Interest of Certain Persons in the Amended 2014 Purchase Plan

Stockholders should understand that our executive officers may be considered to have an interest in the approval of the Amended 2014 Purchase Plan because they may in the future be eligible to participate in the Amended 2014 Purchase Plan. Nevertheless, the Board believes that it is important to provide incentives and promote the retention of experienced officers by adopting the Amended 2014 Purchase Plan.

New Plan Benefits

Participation in the Amended 2014 Purchase Plan is voluntary and each eligible employee will make his or her own decision regarding whether and to what extent to participate in the Amended 2014 Purchase Plan. In addition, the Board and the compensation committee have not granted any purchase rights under the Amended 2014 Purchase Plan that are subject to stockholder approval of this Proposal 5. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the Amended 2014 Purchase Plan are not determinable. Our non-employee directors will not be eligible to participate in the Amended 2014 Purchase Plan.

2014 Purchase Plan Benefits

The following table sets forth, for each of the individuals and groups indicated, the total number of shares of our common stock that have been purchased under the 2014 Purchase Plan as of July 5, 2023.

Number of Shares
John Sperzel, President, Chief Executive Officer and Director	—
John Sprague, Chief Financial Officer	461
Michael Gibbs, SVP and General Counsel	338
David Elsbree, Director Nominee	—
Jack Cumming, Director Nominee	—
All Executive Officers as a Group (4 persons)	—
All Non-Executive Directors as a Group (7 Persons)	—
Associate of any such directors, executive officers or nominees	—
Other persons who received or are to receive 5% of such options or rights	—
All Non-Executive Employees as a Group (94 Persons) (1)	33,895

(1)	Includes all current non-executive employees.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes cast by the stockholders entitled to vote on this proposal at the Annual Meeting is required to approve the Amended 2014 Purchase Plan.

The Board of Directors recommends that stockholders vote FOR the approval of the amendment and restatement of the 2014 Employee Stock Purchase Plan.

PROPOSAL 6

APPROVAL OF THE CRG DEBT TO EQUITY CONVERSION

We are seeking stockholder approval (the “CRG Debt Conversion”) for the issuance of shares of Common Stock upon the potential future conversion of our newly issues Series B Convertible Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”) that would result in a change of control.

The Series B Preferred Stock was issued in connection with the cancellation of $10.0 million of outstanding principal amount of loans under that certain Term Loan Agreement, dated as of December 30, 2016, as further amended to the date hereof, by and among the Company, CRG Servicing LLC (“Agent”), as administrative agent and collateral agent, and the lenders from time to time party thereto (the “CRG Term Loan Agreement”) at a price per share of Common Stock (or, in the case of the Series B Preferred Stock, the price per underlying share of Common Stock) of $0.0706, the closing price of our Common Stock on Nasdaq immediately prior to the exchange. Such approval is required to the extent such conversion would result in the affiliates and or managed funds of CR Group L.P. (“CRG”) beneficially owning securities representing more than 19.99% of our outstanding Common Stock (the “Beneficial Ownership Limitation”). Stockholder approval is required to permit such conversion in excess of the Beneficial Ownership Limitation pursuant to Nasdaq Listing Rule 5635(b).

Background

As of [●], the Company had $[●] in outstanding principal amount of loans under the CRG Term Loan Agreement. As of [●], CRG beneficially owned 48,345,798 shares of our outstanding Common Stock and Series B Preferred Stock convertible into 93,297,260 shares of our Common Stock.

In December 2016, we entered into and borrowed $40.0 million pursuant to the CRG Term Loan Agreement, which had a six-year term with three years (through December 30, 2019) of interest-only payments, which period was extended to four years (through December 30, 2020) upon achieving a certain approval milestone, after which quarterly principal and interest payments would be due through the December 30, 2022 maturity date.

In 2019, the CRG Term Loan Agreement was amended to reduce minimum revenue targets, extend the interest-only period and extend the principal repayment. In exchange for such amendments, the final payment fee was increased from 8% to 10% of the principal amount outstanding upon repayment. We issued to CRG warrants to purchase 11,365 shares of the Company’s Common Stock (“New Warrants”) at an exercise price of $77.50, with typical provisions for termination upon a change of control or a sale of all or substantially all of our assets. We also reduced the exercise price for the warrants previously issued to CRG to purchase an aggregate of 10,579 shares of our Common Stock to $77.50. All of the New Warrants are exercisable any time prior to September 9, 2029, and all of the previously issued warrants are exercisable any time prior to December 30, 2026.

In January 2021, the CRG Term Loan Agreement was amended to extend the interest-only payment period through December 30, 2022 and to reduce the revenue covenant for the 24-month period beginning on January 1, 2020. We did not pay or provide any consideration in exchange for this amendment. In June 2021, the Company satisfied the only remaining revenue covenant which was for the 24-month period beginning on January 1, 2020.

In February 2022, CRG Term Loan Agreement was amended to extend the interest-only payment period and the maturity date from December 30, 2022 to December 30, 2023. In November 2022, we further amended the CRG Term Loan Agreement, extending the interest-only payment period and maturity to December 30, 2024.

In July 2023, the Agent and the lenders under the CRG Term Loan Agreement consented to the CRG Debt Conversion, pursuant to the terms of the Securities Purchase Agreement (as described below). After giving effect to the transactions contemplated by the Securities Purchase Agreement, the outstanding principal amount of the loans under the CRG Term Loan Agreement as of [●] will be $[●]. Any accrued but unpaid interest on any principal amounts converted pursuant to the Securities Purchase Agreement shall continue to be outstanding and shall be added to the principal amount of the loans on the next payment date in accordance with the CRG Term Loan Agreement.

Securities Purchase Agreement

On July 3, 2023, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) with CRG to facilitate the CRG Debt Conversion. Pursuant to the terms of the Securities Purchase Agreement, CRG agreed to purchase and we agreed to issue an aggregate of 48,345,798 shares of Common Stock and an aggregate of 93,297.26 of Series B Preferred Stock in exchange for cancellation of $10 million of loans outstanding under the CRG Term Loan Agreement. CRG agreed to waive prepayment premiums and back-end fees associated with such principal amounts of loans exchanged for equity. The Securities Purchase Agreement is subject to customary representations and warranties. The Securities Purchase Agreement was filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K with the SEC on July 6, 2023, and is incorporated herein by reference.

Series B Preferred Stock

The terms of the Series B Preferred Stock are as set forth in the Certificate of Designations, which was filed with and became effective with the Secretary of State for the State of Delaware on July 3, 2023. The Certificate of Designations was filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the SEC on July 6, 2023 and is incorporated herein by reference.

Following a reverse split, each share of Series B Preferred Stock will be convertible into 1,000 shares of our Common Stock, subject to proportional adjustment and beneficial ownership limitations as provided in the Series B Preferred Stock. In the event of our liquidation, dissolution or winding up, holders of Series B Preferred Stock will participate pari passu with any distribution of proceeds to holders of our Common Stock. Holders of Series B Preferred Stock are entitled to receive dividends on shares of Series B Preferred Stock equal (on an as converted to Common Stock basis) to and in the same form as dividends actually paid on our Common Stock. Shares of Series B Preferred Stock generally have no voting rights, except as required by law.

Reasons for Seeking Stockholder Approval

Our Common Stock is listed on the Nasdaq Capital Market, and as such, we are subject to the Nasdaq Listing Rules. In order to comply with the Nasdaq Listing Rules, we are seeking stockholder approval of this proposal.

Under Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a change of control of a company. This rule does not specifically define when a change in control of a company may be deemed to occur for this purpose; however, Nasdaq suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction an investor (or a group of investors) would hold 20% or more of a company’s then-outstanding capital stock and such ownership or voting power would be the company’s largest ownership position.

Based on shares outstanding as of [●], the CRG Debt Conversion, including the potential future conversion of the Series B Preferred Stock into Common Stock, would result in CRG holding [●]% of the voting power of the Company and [●]% of the beneficial ownership of the Company. Accordingly, we are seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(b). Stockholders should note that a “change of control” as described under Rule 5635(b) applies only with respect to the application of such rule, and does not necessarily constitute a “change of control” for purposes of Delaware law or our organizational documents. Our Board of Directors determined that the Securities Purchase Agreement and the transactions contemplated thereunder, and the issuance of shares as contemplated under the CRG Debt Conversion is in the best interests of our Company and its stockholders.

Effect of Approval

If the CRG Debt Conversion is approved, CRG will be able to convert their shares of Series B Preferred Stock into common stock without regarding for the Beneficial Ownership Limitation. Such conversion could result in an additional 93,297,260 shares of Common Stock that may be voted without restriction.

Consequences if Stockholder Approval Is Not Obtained

If our stockholders do not approve the CRG Debt Conversion at the Annual Meeting, CRG will not be able to convert their shares of Series B Preferred Stock if such conversion would result in CRG owning more than the Beneficial Ownership Limitation.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes cast by the stockholders entitled to vote on this proposal at the Annual Meeting is required to approve the CRG Debt to Equity Conversion.

The Board of Directors recommends that stockholders vote FOR the approval of the CRG Debt to Equity Conversion.

PROPOSAL 7

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The audit committee of the Board of Directors (the “audit committee”) has appointed BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2023. The Board of Directors recommends that stockholders vote for ratification of this appointment. If this proposal is not approved at the Annual Meeting, the audit committee will reconsider its appointment. Even if the appointment is ratified, the audit committee may, in its discretion, direct the appointment of a different independent registered accounting firm at any time during the year if the audit committee determines that such a change would be in our stockholders’ best interests.

BDO has audited our financial statements for the fiscal year ended December 31, 2022. We expect a representative of BDO to attend the Annual Meeting and be available to respond to appropriate questions from stockholders. They will have the opportunity to make a statement if they desire to do so.

BDO Fees

The following table sets forth fees billed for professional audit services and other services rendered to us by BDO, our independent registered public accounting firm, and its affiliates for the fiscal years ended December 31, 2021 and December 31, 2022.

	Fiscal 2021	Fiscal 2022
Audit Fees	$530,265	$593,692
Audit-Related Fees	200,000	200,000
Tax Fees	51,975	58,000
All Other Fees	—	—

Total	$782,240	$851,692

Audit Fees. Audit fees in 2021 and 2022 consisted of fees billed for professional services performed by BDO for the audit of our annual consolidated financial statements, the review of interim consolidated financial statements, and related services that are normally provided in connection with registration statements.

Audit-Related Fees. Audit-related fees in 2021 and 2022 consisted of fees related to the delivery of comfort letters in connection with registered equity offerings.

Tax Fees. Tax fees in 2021 and 2022 consisted of fees for professional services, including tax consulting and compliance performed by BDO.

All Other Fees. There were no such fees incurred in 2021 or 2022.

Audit Committee Pre-Approval of Audit and Non-Audit  Services

It is the policy of our audit committee that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be approved in advance by our audit committee.

All BDO services and fees in the fiscal year ended December 31, 2022 were pre-approved by our audit committee.

Vote Required and Board of Directors’ Recommendation

The approval of Proposal 7 requires that a majority of the votes cast by the stockholders entitled to vote on this proposal at the Annual Meeting vote FOR this proposal. Shares that are voted “abstain” will not affect the outcome of this proposal.

The Board of Directors recommends that stockholders vote FOR ratification of the appointment of

BDO as our independent registered public accounting firm.

PROPOSAL 8

APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING

Our stockholders are being asked to consider and vote upon an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the reverse stock split proposal (Proposal 1).

The approval of this proposal requires the affirmative vote of a majority of the votes cast.

The Board of Directors recommends that stockholders vote FOR approval of an adjournment of the Annual Meeting.

TRANSACTION OF OTHER BUSINESS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of July 5, 2023, for: each person known to us to be the beneficial owner of more than five percent of our outstanding Common Stock; each of our named executive officers; each of our directors and nominees; and all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them.

The table lists applicable percentage ownership based on 290,195,720 shares of our Common Stock outstanding as of July 5, 2022. The number of shares beneficially owned includes shares of our Common Stock that each person has the right to acquire within 60 days of July 5, 2023, except as noted in the footnotes below, including upon the exercise of stock options and vesting of restricted stock units. These stock options and restricted stock units shall be deemed to be outstanding for the purpose of computing the percentage of outstanding shares of our Common Stock owned by such person but shall not be deemed to be outstanding for the purpose of computing the percentage of outstanding shares of our Common Stock owned by any other person.

	Shares Beneficially Owned Title or Class of Securities:
	Common Stock		Preferred Stock
Name of Beneficial Owner	Shares	Percent	Shares	Percent
5% or Greater Stockholders
CRG	43,395,798	15.6%	1,000	100%
Named Executive Officers and Directors
John Sperzel (1)	71,079	*
Michael Gibbs (2)	15,115	*
John Sprague (3)	13,968
Jack Cumming (4)	5,123	*
David B Elsbree (5)	7,991	*
Seymour Liebman (6)	129,121	*
Thierry Bernard (7)	5,023	*
Dr. Ninfa M. Saunders (7)	5,023	*
Robin Toft (8)	3,473	*
Laura Adams (9)	732	*
All executive officers and directors as a group (11persons) (10)	259,698	0.1%

*	Less than 1%.
(1)

Consists of (a) 17,329 shares of Common Stock, (b) options to purchase 53,750 shares of Common Stock which Mr. Sperzel has the right to acquire pursuant to outstanding stock options which are, or will be, immediately exercisable within 60 days of July 5, 2023

(2)

Consists of (a) 6,612 shares of Common Stock, (b) options to purchase 8,503 shares of Common Stock which Mr. Gibbs has the right to acquire pursuant to outstanding stock options which are, or will be, immediately exercisable within 60 days of July 5, 2023.

(3)

Consists of (a) 7,268 shares of Common Stock, (b) options to purchase 6,700 shares of Common Stock which Mr. Sprague has the right to acquire pursuant to outstanding stock options which are, or will be, immediately exercisable within 60 days of July 5, 2023.

(4)

Consists of (a) 2,656 shares of Common Stock and (b) options to purchase 2,467 shares of Common Stock, which Mr. Cumming has the right to acquire pursuant to outstanding stock options which are, or will be, immediately exercisable within 60 days of July 5, 2023.

(5)

Consists of (a) 5,524 shares of Common Stock and (b) options to purchase 2,467 shares of Common Stock which Mr. Elsbree has the right to acquire pursuant to outstanding stock options which are, or will be, immediately exercisable within 60 days of July 5, 2023.

(6)

Based on information set forth in a Schedule 13D filed with the SEC by Canon U.S.A., Inc. on September 21, 2016, this amount includes 121,106 shares held by Canon U.S.A., Inc. Mr. Seymour Liebman is the Executive Vice President, Chief Administrative Officer and General Counsel of Canon U.S.A., Inc. and the Senior Managing Executive Officer of Canon Inc., Japan, and Chairman of the Board of BriefCam, a Canon Inc. company and may be deemed to have beneficial ownership of the shares held by Canon U.S.A., Inc. Canon U.S.A., Inc. and Mr. Liebman each disclaim beneficial ownership of the shares held directly or indirectly by Canon U.S.A., Inc., except to the extent of its pecuniary interest therein, if any. In addition, this amount consists of (a) 6,252 shares of Common Stock, (b) options to purchase 1,763 shares of

Common Stock which Mr. Liebman has the right to acquire pursuant to outstanding stock options which are, or will be, immediately exercisable within 60 days of July 5, 2023.
(7)	Consists of (a) 4,569 shares of Common Stock and (b) 454 restricted stock units vesting within 60 days of July 5, 2023 for Mr. Bernard and Ms. Saunders.
(8)	Consists of 3,019 shares of Common Stock and (b) 454 restricted stock units vesting within 60 days of July 5, 2023 for Ms. Toft.
(9)	Consists of 732 shares of Common Stock for Ms. Adams.
(10)

Consists of (a) 182,686 shares of Common Stock, (b) 75,650 shares of Common Stock which our directors and executive officers as a group have the right to acquire pursuant to outstanding stock options which are, or will be, immediately exercisable within 60 days of July 5, 2023 and (c) 1,362 restricted stock units vesting within 60 days of July 5, 2023.

EXECUTIVE OFFICERS

The following table identifies our executive officers and significant employees and sets forth their current position(s) at T2 Biosystems and their ages as of the date hereof.

Name	Age	Position
John Sperzel	60	President, Chief Executive Officer and Chairman of the Board of Directors
John Sprague	64	Chief Financial Officer
Michael Gibbs, Esq.	52	Senior Vice President and General Counsel
Roger Smith, PhD	58	Senior Vice President of Science Research and Development
Brett Giffin	65	Chief Commercial Officer

Information concerning John Sperzel, our Chief Executive Officer, may be found above under “Board of Directors”.

John Sprague has served as our Chief Financial Officer since January 2018. Prior to joining our company, Mr. Sprague was Chief Financial Officer at Caliber Imaging & Diagnostics, Inc., a medical technologies company that designs, develops and markets innovative digital imaging solutions that show tissue at the cellular level using in-vivo confocal microscopes designed specifically for imaging skin and other tissues for pathology and life sciences, from February 2017 to January 2018. From 2011 to 2017, Mr. Sprague held various positions at GE Healthcare, with his last assignment serving as Finance Manager of GE’s North American Core Imaging business. Mr. Sprague is a certified public accountant and received his B.S. in accounting from Boston College.

Michael Gibbs, Esq. has served as our Senior Vice President and General Counsel since January 2016. Mr. Gibbs joined our company in December 2014 as Senior Corporate Counsel. From 2011 until he joined our company, Mr. Gibbs was General Counsel for Keystone Dental, Inc., a medical device company focused on dental implants and biomaterials. From 2003 to 2011, Mr. Gibbs was a corporate attorney with the law firm Bingham McCutchen LLP (now Morgan Lewis & Bockius). Prior to joining Bingham McCutchen LLP, he was an officer in the United States Marine Corps, departing with the rank of Major. Mr. Gibbs received his J.D. from Boston College Law School and his B.S. in Political Science from Syracuse University.

Brett Giffin has served as our Chief Commercial Officer since November 2021. Prior to joining the company, Mr. Giffin served as a Managing Director for Mancini Burfield Edgerton, a retained executive search and management consulting firm focused on life sciences from April 2019 until November 2021. From September 2017 to April 2019, Mr. Giffin was the Chief Executive Officer of Fibronostics, a healthcare technology company developing and commercializing algorithm-based diagnostic tests. From June 2015 to September 2017, Mr. Giffin was the Chief Executive Officer and President of 3SI Systems, LLC, a healthcare technology company offering a novel software and hardware IT based speech recognition workflow system. Mr. Giffin received a Bachelor of Arts degree in Political Science from Christopher Newport University and a Masters degree in Business Administration from the University of Phoenix.

Roger Smith, Ph.D. has served as the Senior Vice President of Science Research and Development since March 2022. Mr. Smith joined our company in January 2014 as Senior Manager of Assay Development. From 2011 until joining our company in 2014 he was Head of Microbiology at Semprus Biosciences, a company focused on the development of novel microbial resistant surfaces for medical devices. From 2007 to 2012 he was Head of Microbial Genetics at the Broad Institute focused on the production of microbial libraries that were used for novel drug discovery. Dr. Smith received his Ph.D. in microbiology from the University of Rochester and completed post-doctoral studies at Harvard Medical School. He has authored numerous scientific publications in the fields of microbiology and medical devices and holds several patents.

RELATED PERSON TRANSACTIONS

Policies for Approval of Related Person Transactions

We have adopted a written policy that transactions with directors, officers and holders of 5% or more of our voting securities and their affiliates, or each, a related party, must be approved by our audit committee or another independent body of our Board of Directors. All related party transactions shall be disclosed in our applicable filings with the SEC as required under SEC rules.

Transactions with Related Persons

Based on a review of the transactions and arrangements between us and any related person or related person’s affiliate, we describe below the transactions or arrangements since January 1, 2021 in which any related person or related person affiliate has a direct or indirect material interest and the amount involved exceeds $120,000.

Indemnification Agreements with Executive Officers and Directors. We have entered into an indemnification agreement with each of our directors and executive officers. These indemnification agreements and our certificate of incorporation and our bylaws include provisions requiring us to indemnify each of our directors and officers to the fullest extent permitted by the DGCL. See the “Limitation of Liability and Indemnification Agreements” section for further details.

Limitation of Liability and Indemnification Agreements We have adopted provisions in our certificate of incorporation and bylaws that limit or eliminate the personal liability of our directors to the fullest extent permitted by the DGCL, as it now exists or may in the future be amended.

Consequently, a director will not be personally liable to us or our stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for:

•	any breach of the director’s duty of loyalty to us or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	any unlawful payments related to dividends or unlawful stock purchases, redemptions or other distributions; or

•	any transaction from which the director derived an improper personal benefit.

These limitations of liability do not alter director liability under the federal securities laws and do not affect the availability of equitable remedies such as an injunction or rescission.

In addition, our bylaws provide that:

•

we will indemnify our directors, officers and, in the discretion of our Board of Directors, certain employees to the fullest extent permitted by the DGCL, as it now exists or may in the future be amended; and

•

we will advance reasonable expenses, including attorneys’ fees, to our directors and, in the discretion of our Board of Directors, to our officers and certain employees, in connection with legal proceedings relating to their service for or on behalf of us, subject to limited exceptions.

We have entered into indemnification agreements with each of our directors and executive officers. These agreements provide that we will indemnify each of our directors, such executive officers and, at times, their affiliates to the fullest extent permitted by Delaware law. We will advance expenses, including attorneys’ fees

(but excluding judgments, fines and settlement amounts), to each indemnified director, executive officer or affiliate in connection with any proceeding in which indemnification is available and we will indemnify our directors and officers for any action or proceeding arising out of that person’s services as a director or officer brought on behalf of us and/or in furtherance of our rights. Additionally, each of our directors may have certain rights to indemnification, advancement of expenses and/or insurance provided by their affiliates, which indemnification relates to and might apply to the same proceedings arising out of such director’s services as a director referenced herein. Nonetheless, we have agreed in the indemnification agreements that our obligations to those same directors are primary and any obligation of the affiliates of those directors to advance expenses or to provide indemnification for the expenses or liabilities incurred by those directors are secondary.

We also maintain general liability insurance which covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers, including liabilities under the Securities Act.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling the registrant under the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2022, Ms. Toft and Mr. Cumming served as a member of our compensation committee. None of these individuals was at any time during the fiscal year ended December 31, 2022 one of our officers or employees or had any relationship requiring disclosure under Item 404 of Regulation S-K, and none was a former officer of the Company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or compensation committee.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers and directors and persons who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, “Reporting Persons”) to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Based on a review of copies of Forms 3, 4 or 5 filed by the Company on behalf of its directors and officers and upon any written representations of the Reporting Persons received by us, the Company believes that during and with respect to the fiscal year ended December 31, 2022, there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons, except that one Form 4 for Ms. Ahuja, Ms. Adams, Mr. Sperzel, Mr. Gibbs and Mr. Sprague, two Form 4’s for Mr. Barclay, and three Form 4’s for Mr. Giffin were inadvertently filed late.

CORPORATE GOVERNANCE

Board and Committee Matters

Board Leadership and Independence. Our Board of Directors has determined that all members of the Board of Directors, (including Ninfa Saunders, Thierry Bernard, Laura Adams, Seymour Liebman and Robin Toft), except John Sperzel, are independent, as determined in accordance with Nasdaq rules. In making such independence determination, the Board of Directors considered the relationships that each such non-employee director has with us and all other facts and circumstances that the Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our Board of Directors considered the association of our directors with the holders of more than 5% of our Common Stock.

Our Board of Directors is currently chaired by John Sperzel, our President and Chief Executive Officer. Jack Cumming currently serves as our lead director. The lead director’s responsibilities include, but are not limited to: presiding over all meetings of the Board of Directors at which the chairperson is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors and the chief executive officer and chairperson of the Board. Our Corporate Governance Guidelines further provide flexibility for our Board of Directors to modify our leadership structure in the future as it deems appropriate. Our Board has determined that combining the roles of Chairman of the Board and Chief Executive Officer is in the best interests of our Company and its stockholders at this time because it promotes unified leadership by Mr. Sperzel and allows for a single, clear focus for management to execute the Company’s strategy and business plans. For these reasons and because of the strong leadership of Mr. Sperzel, our Board has concluded that our current leadership structure is appropriate at this time.

However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure to provide robust oversight of management. The Board believes that, given the dynamic and competitive environment in which we operate, the optimal board leadership structure may vary as circumstances warrant. The Board periodically reviews its leadership structure to determine whether it continues to best serve the Company and its stockholders. From time to time, the Company proactively engages with stockholders throughout the year to learn their perspectives on significant issues, and intends to continue to do so, including with respect to gathering stockholder perspectives on the Board’s leadership structure.

Board Meetings and Committees. Our Board of Directors held 7 meetings during 2022. The independent directors regularly hold executive sessions at meetings of the Board of Directors. During 2022, each of the directors then in office other than Thierry Bernard attended at least 75% of the aggregate of all meetings of the Board of Directors and all meetings of the committees of the Board of Directors on which such director then served. Continuing directors. Nominees for election as directors in a given year are encouraged to attend the annual meeting of stockholders. All directors then serving attended our annual meeting of stockholders in June 2022.

Stockholder Communications. Any stockholder wishing to communicate with our Board of Directors, a particular director or the chair of any committee of the Board of Directors may do so by sending written correspondence to our principal executive offices, to the attention of the Chair, Nominating and Corporate Governance Committee. All such communications will be delivered to the Board of Directors or the applicable director or committee chair. The Company reserves the right to not forward to Board members any abusive, threatening, or otherwise inappropriate materials.

During 2022, our Board of Directors had three standing committees: audit committee, compensation committee, and nominating and corporate governance committee, each of which has a written charter. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics in the “Corporate Governance” section of the “Investors” page of our website located at http://investors.t2biosystems.com/corporate-governance-highlights, or by writing to our Secretary at our offices at 101 Hartwell Avenue, Lexington, MA, 02421.

Anti-Hedging Policy. Our Board of Directors has adopted an Insider Trading Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from engaging in all hedging or monetization transactions (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

Audit Committee.

In 2022, David Elsbree, Ninfa Saunders and Thierry Bernard served on the audit committee, which is chaired by David Elsbree. Our Board of Directors has determined that each member of the audit committee is currently, and was during 2022, “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq Rules. Our Board of Directors has designated David Elsbree as an “audit committee financial expert,” as defined under the applicable rules of the SEC. The audit committee’s responsibilities include:

•	appointing, overseeing the independence of, and setting the compensation of our independent auditor;

•	overseeing the work of the independent auditor, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and our independent auditor our annual and quarterly financial statements and related disclosures;

•	coordinating the Board’s oversight of our internal control over financial reporting, disclosure controls and procedures;

•	discussing our risk management and risk assessment policies;

•	establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters;

•	reviewing the company’s policies and procedures for reviewing and approving or ratifying any related person transactions;

•	meeting independently with our internal auditing staff, if any, independent auditors and management; and

•	preparing the audit committee report included below.

The audit committee held seven meetings during 2022. The audit committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq.

Compensation Committee.

In 2022, Robin Toft and John Cumming served on the compensation committee, which is chaired by Robin Toft. Under Nasdaq Rules, we are permitted to phase in our compliance with the independent compensation committee requirements set forth in Nasdaq Rule 5605(d). Our Board of Directors has determined that each member of the compensation committee is currently, and was during 2022, “independent” as that term is defined in the applicable Nasdaq Rules. The compensation committee’s responsibilities include:

•	reviewing and approving, or recommending for approval by our Board of Directors, our Chief Executive Officer’s compensation;

•	reviewing and approving, or recommending for approval by our Board of Directors with respect to, the compensation of our other executive officers;

•	overseeing an evaluation of our senior executives;

•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to our Board of Directors with respect to director compensation;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if applicable; and

•	preparing the annual compensation committee report, if applicable.

The compensation committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time as further described in its charter. The compensation committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans. The compensation committee has delegated to our Chief Executive Officer the authority to issue stock options and restricted stock units under our 2014 Incentive Award Plan to certain of our non-officer employees. For information regarding the role of executive officers and compensation consultants in establishing executive and director compensation please refer to “Executive Compensation—Overview” below.

The compensation committee held three meetings during 2022. The Compensation Committee operates under a written charter adopted by the Board.

Nominating and Corporate Governance Committee.

In 2022, John Cumming and Robin Toft served on the nominating and corporate governance committee, which is chaired by Mr. Cumming. Our Board of Directors has determined that each of them is “independent” as that term is defined in the applicable Nasdaq Rules. The nominating and corporate governance committee’s responsibilities include:

•	recommending to our Board the persons to be nominated for election as directors and to each of the Board committees;

•	reviewing and making recommendations to the Board with respect to management succession planning;

•	developing and recommending to the Board corporate governance guidelines; and

•	overseeing an annual evaluation of the Board of Directors.

The nominating and corporate governance committee did not hold any meetings during 2022.

The nominating and corporate governance committee considers candidates for Board membership suggested by its members and the Chief Executive Officer. In evaluating the suitability of individual candidates (both new candidates and current Board members), the nominating and corporate governance committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the nominating and corporate governance committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by the Board. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Matters—Stockholder Recommendations for Director Nominations.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Matters—Procedures for Submitting Stockholder Proposals.”

Risk Oversight. Risk assessment and oversight are an integral part of our governance and management processes. Our Board of Directors oversees the management of risks inherent in the operation of our business and the implementation of our business strategies, including business continuity risks, such as risks relating to the COVID-19 pandemic. Our Board of Directors performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our company, our Board of Directors addresses the primary risks associated with those operations and corporate functions. In addition, our Board of Directors reviews the risks associated with our company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies.

Each of our Board committees also coordinates oversight of the management of our risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. Our Chief Financial Officer or Chief Executive Officer reports regularly to the audit committee and is responsible for identifying, evaluating and implementing risk management controls and methodologies to address any identified risks. In connection with its risk management role, our audit committee meets privately with representatives from our independent registered public accounting firm, and privately with our Chief Financial Officer or Chief Executive Officer.

Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management’s involvement in day-to-day risk management enables the Company’s disclosure committee, which consists of members of management, in the effective design, establishment, maintenance, review, and evaluation of the Company’s disclosure controls and procedures. The Company’s management, led by our Chief Executive Officer and executive team, implements and supervises day-to-day risk management processes. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

Audit Committee Report

The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

The audit committee operates under a written charter approved by the Board of Directors, which provides that its responsibilities include appointing, overseeing the independence of, and setting the compensation of the independent registered public accounting firm engaged as our independent auditor, BDO; pre-approving all audit and non-audit services to be provided by the independent auditor; overseeing the work of the independent auditor, including through the receipt and consideration of reports from such firm; reviewing and discussing with management and our independent auditor our annual and quarterly financial statements and related disclosures; coordinating the Board’s oversight of our internal control over financial reporting and disclosure controls and procedures; discussing our risk management and risk assessment policies; establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters; reviewing the company’s policies and procedures for reviewing and approving or ratifying any related person transactions; and meeting independently with our internal auditing staff, if any, independent auditors and management.

The audit committee assists the Board of Directors with the oversight of our financial reporting process. Management is responsible for our internal controls, financial reporting process, and compliance with laws and regulations and ethical business standards. BDO is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). The audit committee’s main responsibility is to monitor and oversee this process.

The audit committee reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2022 with management and the independent auditor. BDO presented the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

The audit committee considered any fees paid to BDO for the provision of non-audit related services and does not believe that these fees compromise BDO’s independence in performing the audit.

Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that such audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC.

THE AUDIT COMMITTEE

David Elsbree
Ninfa Saunders
Thierry Bernard

Board Diversity Matrix

The following matrix discloses, as of June [●], 2023, the gender and demographic backgrounds of our Board as self-identified by its members in accordance with Nasdaq Listing Rule 5606.

Board Size:
Total Number of Directors
Gender:	Male	Female	Non-binary	Gender Undisclosed
Total Number of Directors	5	3	0	0
Number of directors who identify in any of the categories below:
African American or Black	0	0	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	5	2	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Undisclosed	0	0	0	0

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program offered to our named executive officers identified below. For 2022, our named executive officers and their positions as of December 31, 2022 were:

•	John Sperzel, Chairman of the Board of Directors, President and Chief Executive Officer;

•	John Sprague, Chief Financial Officer; and

•	Michael Gibbs, Senior Vice President and General Counsel.

Overview

Our compensation programs are designed to:

•	attract and retain individuals with superior ability and managerial experience;

•	align executive officers’ incentives with our corporate strategies, business objectives and the long-term interests of our stockholders; and

•

increase the incentive to achieve key strategic performance measures by linking incentive award opportunities to the achievement of performance objectives and by providing a portion of total compensation for executive officers in the form of ownership in the company.

Our compensation committee is primarily responsible for establishing and approving, or recommending for approval by the Board of Directors, the compensation for all of our executive officers. The compensation committee oversees our compensation and benefit plans and policies, administers our equity incentive plans and reviews and approves, or recommends for approval by the Board of Directors, all compensation decisions relating to all of our executive officers, including our President and Chief Executive Officer. The compensation committee typically considers, and during 2022 did consider, recommendations from our President and Chief Executive Officer regarding the compensation of our executive officers other than for himself. Our compensation committee has the authority under its charter to engage the services of a consulting firm or other outside advisor to assist it in designing our compensation programs and in making compensation decisions and has engaged Arnosti Consulting to provide these services. The compensation committee reviewed compensation assessments provided by Arnosti Consulting comparing our executive compensation program to that of a group of peer companies within our industry and met with Arnosti Consulting to discuss compensation of our executive officers, including the President and Chief Executive Officer, and to receive input and advice. The compensation committee had considered the adviser independence factors required under SEC rules as they relate to Arnosti Consulting and does not believe Arnosti Consulting’s work in 2022 raised a conflict of interest.

Executive Compensation Components

Our executive compensation program consists of base salary, cash incentive bonuses, long-term incentive compensation in the form of stock options and restricted stock units, and a broad-based benefits program. We have not adopted any formal guidelines for allocating total compensation between long-term and short-term compensation, cash compensation and non-cash compensation, or among different forms of non-cash compensation. The compensation committee considers a number of factors in setting compensation for its executive officers, including company performance, as well as the executive’s performance, experience, responsibilities and the compensation of executive officers in similar positions at comparable companies.

Base Salary

Our named executive officers receive base salaries to compensate them for the satisfactory performance of duties to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent. For 2022, Mr. Sperzel’s annual base salary was $575,000 (unchanged from 2021), Mr. Sprague’s annual base salary was $370,000 (increased from $360,000) and Mr. Gibbs’ base salary was $375,000 (increased from $356,000). Base salary increases were effective March 1, 2022.

Cash Incentive Compensation

Each of our named executive officers is eligible to participate in an annual cash incentive compensation program which provides participants with an opportunity to earn variable cash incentive compensation based on individual and company performance. For 2022, Mr. Sperzel’s target bonus was 100% of his base salary, Mr. Sprague’s target bonus was 60% of his base salary, and Mr. Gibbs’ target bonus was 60% of his base salary.

Objectives for the 2022 annual cash incentive compensation program were established in January 2022 by our compensation committee and generally related to the attainment of clinical, business development and financing milestones and certain publication, commercialization and operational goals. The determination of 2022 bonus amounts was based on a non-formulaic assessment of these goals, as well as our compensation committee’s subjective evaluation of our company’s overall performance and each named executive officer’s individual performance and contribution to our company. The compensation committee did not assign specific weights to any elements of our bonus program in determining 2022 bonuses.

After considering these factors, the Board of Directors, based upon the recommendation of our compensation committee, approved bonuses for our named executive officers for 2022 as set forth in the “Non-Equity Incentive Plan Compensation” column of our 2022 Summary Compensation Table.

Equity-Based Compensation

We generally grant stock options and restricted stock unit awards to our employees, including our named executive officers, as the long-term incentive component of our compensation program. We typically grant stock options or restricted stock units to employees when they commence employment with us and may thereafter grant additional options and restricted stock unit awards in the discretion of our Board of Directors. Our stock options granted upon commencement of employment typically vest as to 25% of the shares subject to the option on the first anniversary of the date of grant and in substantially equal monthly installments over the ensuing 36 months, subject to the holder’s continued employment with us. Additional stock options granted after the commencement of employment typically vest in substantially equal monthly installments over 48 months. Our restricted stock unit awards typically vest in substantially equal annual installments over 24 to 36 months, subject to the holder’s continued employment with us. Each restricted stock unit entitles the holder to receive one share of our Common Stock or its cash value upon vesting or a later settlement date. From time to time, our Board of Directors may also construct alternate vesting schedules as it determines are appropriate to motivate particular employees.

We awarded restricted stock unit awards to our named executive officers in 2022 in the following amounts:

Named Executive Officer	February 2022 RSUs Granted (#)(1)
John Sperzel	48,000
John Sprague	12,000
Michael Gibbs	12,000

(1)	The RSUs vest in three substantially equal annual installments occurring on the first three anniversaries of February 20, 2022.

Retirement, Health, Welfare and Additional Benefits

Our named executive officers are eligible to participate in our employee benefit plans and programs, including medical and dental benefits, flexible spending accounts and short-and long-term disability and life insurance, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans. Our named executive officers are also eligible to participate in a tax-qualified 401(k) defined contribution plan to the same extent as all of our other full-time employees. We make company contributions for participants in the 401(k) plan equal to 50% of the participant’s contribution, up to 2% of the participant’s eligible compensation or $3,000 per year, whichever is lesser.

2022 Summary Compensation Table

					Non-Equity
			Stock	Option	Incentive Plan	All Other
		Salary	Awards	Awards	Compensation	Compensation	Total
Name and Principal Position	Year	($)(1)	($)(2)	($)(3)	($)(4)	($)(5)	($)
John Sperzel,	2022	575,000	1,119,840	—	287,500	3,000	1,985,340
President, Chief Executive Officer and Chairman of the Board of Directors	2021	562,500	2,480,000	—	460,000	3,000	3,505,500
John Sprague,	2022	368,333	279,960	—	111,000	3,000	762,293
Chief Financial Officer
Michael Gibbs,	2022	371,833	279,960	—	112,500	3,000	767,293
SVP and General Counsel	2021	353,333	1,084,152	—	170,880	3,000	1,611,365

(1)	Amounts in this column represent base salaries earned for 2022 and 2021 rather than 2022 and 2021 annual base salary rates.
(2)

Represents the aggregate grant date fair value of the restricted stock unit awards granted during the given year computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. For a description of the assumptions used in valuing these awards, see Note 9 to the audited consolidated financial statements included in this Annual Report on Form 10-K.

(3)	There were no option awards granted during 2022 and 2021.
(4)

Represents awards earned under our annual cash incentive compensation program. For additional information regarding these amounts, see the section titled “Executive Compensation Components—Cash Incentive Compensation” above.

(5)	Represents Company matching contributions under our 401(k) plan.

Outstanding Equity Awards at Fiscal Year-End Table—2022

	Option Awards					Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares of Units of Stock That Have Not Vested (#)(3)
John Sperzel
	01/08/2020	43,750	16,250	57.50	01/08/2030
	02/24/2021					13,334	18,934
	02/20/2022					48,000	68,160

	Option Awards					Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares of Units of Stock That Have Not Vested (#)(3)
John Sprague
	01/30/2018	4,500	—	254.00	03/01/2028
	02/21/2019	1,150	50	186.00	02/21/2029
	09/10/2019	1,000	—	71.50	09/10/2029
	02/21/2019					—	—
	02/24/2021					5,829	8,277
	02/20/2022					12,000	17,040
Michael Gibbs
	12/01/2014	899	—	850.50	12/01/2024
	01/20/2016	1,199	—	451.00	01/20/2026
	02/09/2017	699	—	283.50	02/09/2027
	03/01/2018	1,799	—	254.00	03/01/2028
	02/21/2019	1,150	50	186.00	02/21/2029
	09/10/2019	999	—	71.50	09/10/2029
	03/24/2020	1,375	625	19.50	03/24/2030
	02/21/2019					—	—
	03/14/2020					334	474
	02/24/2021					5,829	8,277
	02/20/2022					12,000	17,040

(1)

All unvested options for Mr. Sperzel vest in substantially equal monthly installments over the 48 month vesting period from the vesting commencement date, subject to his continued employment with us through the applicable vesting date. The unvested options for Mr. Sprague with a vesting commencement date of January 30, 2018 vest as to 25% of the shares subject to the option on the first anniversary of the vesting commencement date and as to the remaining shares subject to the option in substantially equal monthly installments over the ensuing 36 months. The unvested options for Mr. Sprague and Mr. Gibbs (a) granted on September 10, 2019 vest in substantially equal monthly installments over the 36 month period from the vesting commencement date, and (b) granted on all other dates vest in substantially equal monthly installments over the 48 month period from the vesting commencement date; in each case, subject to Mr. Sprague’s and Mr. Gibbs’s continued employment with us through the applicable vesting date. The options are subject to potential accelerated vesting as described in the sections titled “Employment Letter Agreements with Our Named Executive Officers” and “Potential Payments upon a Change in Control” below.

(2)

The unvested restricted stock units for Mr. Sperzel, Mr. Sprague and Mr. Gibbs granted on February 20, 2022 vest in three substantially equal annual installments beginning on February 20, 2023, subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the sections titled “Employment Letter Agreements with Our Named Executive Officers” and “Potential Payments upon a Change in Control” below. All unvested restricted stock units for Mr. Sperzel, Mr. Sprague and Mr. Gibbs granted on February 24, 2021 vest in three substantially equal annual installments beginning on February 24, 2022, each subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the sections titled “Employment Letter Agreements with Our Named Executive Officers” and “Potential Payments upon a Change in Control” below. All unvested restricted stock units for Mr. Gibbs granted on March 24, 2020 vest in three substantially equal annual installments beginning on March 24, 2021, each subject to the holder’s continued employment with us through the applicable vesting date and potential accelerated vesting as described in the sections titled “Employment Letter Agreements with Our Named Executive Officers” and “Potential Payments upon a Change in Control” below.
(3)	Based on the closing price of our Common Stock on December 30, 2022 of $1.42.

Employment Arrangements with Our Named Executive Officers

We have entered into employment and/or severance letter agreements with each of the named executive officers. Certain key terms of these agreements are described below.

John Sperzel. We have entered into an employment agreement with Mr. Sperzel, which provides that if Mr. Sperzel’s employment is terminated by us without cause or by Mr. Sperzel for good reason, in each case, other than on or within 12 months following the date of a change of control, subject to his signing and not revoking a general release of claims in our favor, he will be entitled to receive 12 months of base salary continuation, plus a pro-rata portion of his target annual cash bonus for the calendar year in which the termination occurs, payable at such time as such year’s annual bonus would have been paid had his employment not terminated, and reimbursement for a portion (based on active employee cost sharing rates) of COBRA healthcare premiums for up to 12 months following termination. In the event that Mr. Sperzel’s employment is terminated by us without cause or by Mr. Sperzel for good reason, in each, case on or within 12 months following the date of a change in control, subject to his signing and not revoking a release of claims in our favor, he will be entitled to receive 18 months of base salary continuation, plus a pro-rata portion of his target annual cash bonus for the calendar year in which the termination occurs, payable at such time as such year’s annual bonus would have been paid had his employment not terminated, reimbursement for a portion (based on active employee cost sharing rates) of COBRA healthcare premiums for up to 18 months following termination and full accelerated vesting of all equity or equity-based awards held by Mr. Sperzel.

Mr. Sperzel has also entered into a non-compete, non-disclosure and invention assignment agreement with us pursuant to which he has agreed to refrain from disclosing our confidential information indefinitely and from competing with us or soliciting our employees or consultants for 12 months following termination of his employment.

John Sprague. We have entered into a change of control severance letter agreement with Mr. Sprague, which provides that if Mr. Sprague’s employment is terminated by us without cause within the 3 months preceding or the 12 months following a change in control, or if Mr. Sprague resigns his employment for good reason within the 12 months following a change in control, and he timely executes and does not revoke a release of claims in our favor, he will be entitled to receive 12 months of base salary continuation, accelerated vesting of all outstanding unvested equity awards, a pro-rated bonus payment and reimbursement for a portion (based on active employee cost sharing rates) of healthcare premiums for up to 12 months. In addition, if his employment is terminated by us without cause not related to a change in control, or if Mr. Sprague resigns his employment for good reason not related to a change in control, and he timely executes and does not revoke a release of claims in our favor, he will be entitled to receive 9 months of base salary continuation and reimbursement for a portion (based on active employee cost sharing rates) of healthcare premiums for up to 9 months.

Mr. Sprague has also entered into a non-compete, non-disclosure and invention assignment agreement with us pursuant to which he has agreed to refrain from disclosing our confidential information indefinitely and from competing with us or soliciting our employees or consultants for 12 months following termination of his employment.

Michael Gibbs. We have entered into a change of control severance letter agreement with Mr. Gibbs, which provides that if Mr. Gibbs’ employment is terminated by us without cause within the 3 months preceding or the 12 months following a change in control, or if Mr. Gibbs resigns his employment for good reason within the 12 months following a change in control, and he timely executes and does not revoke a release of claims in our favor, he will be entitled to receive six months of base salary continuation, accelerated vesting of all outstanding unvested equity awards and reimbursement for a portion (based on active employee cost sharing rates) of healthcare premiums for up to 12 months. In 2022, we amended and restated the severance letter agreement with Mr. Gibbs, which provides that if Mr. Gibbs’ employment is terminated by us without cause within the 3 months preceding or the 12 months following a change in control, or if Mr. Gibbs resigns his employment for good reason within the 12 months following a change in control, and he timely executes and does not revoke a release of claims in our favor, he will be entitled to receive 12 months of base salary continuation, accelerated vesting of all outstanding unvested equity awards, a pro-rated bonus payment and reimbursement for a portion (based on active employee cost sharing rates) of healthcare premiums for up to 12 months. In addition, if his employment is terminated by us without cause not related to a change in control, or if Mr. Gibbs resigns his employment for good reason not related to a change in control, and he timely executes and does not revoke a release of claims in our favor, he will be entitled to receive 9 months of base salary continuation and reimbursement for a portion (based on active employee cost sharing rates) of healthcare premiums for up to 9 months.

Mr. Gibbs has also entered into a non-compete, non-disclosure and invention assignment agreement with us pursuant to which he has agreed to refrain from disclosing our confidential information indefinitely and from competing with us or soliciting our employees or consultants for 12 months following termination of his employment.

Potential Payments Upon a Change in Control

As described above, under the terms of their individual agreements with the Company, Mr. Sperzel, Mr. Sprague and Mr. Gibbs may become entitled to payments or benefits in connection with certain terminations of employment that occur at specified times around a change in control.

In addition, the agreements governing Mr. Sperzel’s, Mr. Sprague’s and Mr. Gibbs’ unvested stock options and restricted stock units provide for full accelerated vesting if their employment is terminated by us without cause within the 3 months preceding or the 12 months following a change of control or if they resign for good reason within 12 months following a change in control.

Pay vs Performance Table

The following table sets forth information concerning the compensation of our named executive officers (“NEOs”) for each of the fiscal years ended December 31, 2021 and 2022, and our financial performance for each such fiscal year:

(a)	(b)	(c)	(d)	(e)	(f)	(h)
					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)(1)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)	Total Shareholder Return ($)	Net Income ($)
2022	1,985,340	586,046	764,793	349,913	2.29	(62,003,000)
2021	3,505,500	483,637	1,704,674	717,185	41.61	(49,241,000)

(1)

Amounts represent compensation actually paid to our principal executive officer (“PEO”) and the average compensation actually paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules (and described below), which includes the individuals indicated in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs
2022	John Sperzel	John Sprague and Michael Gibbs
2021	John Sperzel	Alec Barclay and Michael Gibbs

Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

	2021		2022
Adjustments	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	(2,480,000)	(1,168,852)	(1,119,840)	(279,960)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	516,200	243,285	68,160	17,040
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	—	—	—	—
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	(1,130,938)	(74,569)	(325,216)	(142,169)
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	72,875	12,649	(22,398)	(9,791)
Deduction of ASC 718 Fair Value of Awards Granted during Prior FY that were Forfeited during Applicable FY, determined as of Prior FY End	—	—	—	—
Increase based on Dividends or Other Earnings Paid during Applicable FY prior to Vesting Date	—	—	—	—
Increase based on Incremental Fair Value of Options/SARs Modified during Applicable FY	—	—	—	—
TOTAL ADJUSTMENTS	(3,021,863)	(987,488)	(1,399,294)	(414,880)

Narrative Disclosure to Pay Versus Performance Table

Relationship Between Financial Performance Measures

The graphs below compare the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with (i) our cumulative total shareholder return (“TSR”), and (ii) our net income, in each case, for the fiscal years ended December 31, 2021 and 2022.

TSR amounts reported in the graph assume an initial fixed investment of $100.

DIRECTOR COMPENSATION

The following table presents the total compensation for each person who served as a non-employee member of our Board of Directors during 2022.

Director Compensation Table—2022

	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
Jack Cumming	96,000	10,400	106,400
David B. Elsbree	60,000	9,200	69,200
Seymour Liebman	40,006	9,200	49,206
Thierry Bernard	50,006	9,200	59,206
Dr. Ninfa M. Saunders	50,006	9,200	59,206
Robin Toft	60,000	9,200	69,200
Laura Adams	40,000	9,200	49,200

(1)

Messrs. Liebman, Bernard and Saunders each elected to receive the $40,000 2022 annual retainer for board service in the form of restricted stock units and, as a result, were each issued 1,550 restricted stock units on January 1, 2022 that vested in a single installment on January 1, 2023. Amounts in this column include the value of the $40,000 2022 annual retainer forgone in lieu of restricted stock units for each of Messrs. Liebman, Bernard and Saunders.

(2)

Messrs. Elsbree, Liebman, Bernard, Saunders and Toft were granted $9,200 in the form of restricted stock units, and, as a result, were each issued 2,300 restricted stock units on October 11, 2022 that vest in a single installment on the earlier of the first anniversary of the grant date or the date of the next annual meeting of stockholders.

(3)

Mr. Cumming was granted $10,400 in the form of restricted stock units, and, as a result, was issued 2,600 restricted stock units on October 11, 2022 that vest in a single installment on the earlier of the first anniversary of the grant date or the date of the next annual meeting of stockholders.

The table below shows the aggregated numbers of outstanding option awards (exercisable and unexercisable) and unvested stock awards held as of December 31, 2022 by each non-employee director.

	Option Awards Outstanding at 2022 Fiscal Year End	Unvested Stock Awards Outstanding at 2022 Fiscal Year End
Jack Cumming	2,467	2,600
David B. Elsbree	2,467	2,300
Seymour Liebman	1,763	3,850
Thierry Bernard	—	4,304
Dr. Ninfa M. Saunders	—	4,304
Robin Toft	—	2,754
Laura Adams	—	3,764

We maintain a non-employee director compensation program pursuant to which all non-employee directors were paid cash compensation as set forth below for 2022:

Annual Retainer ($)
Board of Directors:
All non-employee members	40,000
Additional retainer for Lead Independent Director	40,000
Audit Committee:
Chairperson	20,000
Membership	10,000
Compensation Committee:
Chairperson	15,000
Membership	6,000
Nominating and Corporate Governance Committee:
Chairperson	10,000
Membership	5,000

Annual retainers are earned on a quarterly basis and paid in arrears following the end of each calendar quarter. Retainers are prorated for partial quarters of service. Each director also has the opportunity to elect to be paid the director’s $40,000 annual retainer for board service in the form of restricted stock units that vest in a single installment on January 1 of the following year.

In addition to the annual retainer, the non-employee director compensation program provides for an annual equity grant of restricted stock units to continuing non-employee directors who have been serving for at least six months. The non-employee director compensation program was updated, effective March 2022, as to the restricted stock unit awards for the continuing non-employee directors. On the date of the annual meeting of stockholders, continuing non-employee directors will be granted an award of restricted stock units equal to (A) 2,600 in the case of the Chairman and Lead Independent Director, and (B) 2,300 for all other Non-Employee Directors (which number shall be subject to adjustment in accordance with the applicable equity incentive plan of the Company in the event of any stock splits, dividends, recapitalizations and the like). The restricted stock units subject to the annual grant will vest in a single installment on the earlier of (i) the first anniversary of the grant date and (ii) the date of the next annual meeting of stockholders, subject to the director’s continued service on the Board of Directors. The non-employee director compensation program also provides for an initial non-employee director grant of restricted stock units covering a number of shares equal to one and a half times the number of restricted stock units subject to the last (or concurrent) annual grant for continuing directors. Such grant shall be made on the date he or she first became a non-employee director. The initial grant vests in substantially equal installments on each of the first three anniversaries of the date of grant, subject to the director’s continued service on the Board of Directors.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information on our equity compensation plans as of December 31, 2022.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, and Rights		Weighted Average Exercise Price of Outstanding Options, and Rights		Number of Securities Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders (1)	286,710	(2)	$237.55	(3)	89,073	(4)
Equity compensation plans not approved by security holders (5)	94,929	(6)	62.59	(7)	94,476
Total	381,639		$145.09		183,549

(1)	Consists of the 2006 Plan, the 2014 Plan and the 2014 Purchase Plan. We ceased issuing new awards under the 2006 Plan when the 2014 Plan became effective.
(2)

Consists of 10,053 outstanding options to purchase shares of our Common Stock under the 2006 Plan, 74,659 outstanding options to purchase shares of our Common Stock under the 2014 Plan, and 201,998 outstanding restricted stock units under the 2014 Plan.

(3)

Represents the weighted-average exercise price of options under the 2014 Plan and 2006 Plan as of December 31, 2022. Amounts shown do not take into account any restricted stock units awarded under the 2014 Plan, which do not have an exercise price.

(4)

Pursuant to the terms of the 2014 Plan, the number of shares of Common Stock available for issuance under the 2014 Plan automatically increases on January 1 of each year, beginning in 2015 and ending on and including 2026. The annual increase in the number of shares is currently equal to the lesser of: (a) 4% of our shares of Common Stock outstanding (on an as-converted basis) on the final day of the immediately preceding calendar year; and (b) such smaller number of shares of Common Stock determined by the Board of Directors. Pursuant to the terms of the 2014 Purchase Plan, the aggregate number of shares that may be issued pursuant to rights granted under the 2014 Purchase Plan shall be 90,478 shares. As of December 31, 2022, a total of 22,849 shares of stock were available for issuance under the 2014 Purchase Plan, 10,000 of which were purchased with respect to the purchase period in effect as of December 31, 2022, which purchase period ended on May 15, 2023.

(5)	Consists of the Inducement Award Plan. See Note 9 to the audited consolidated financial statements included in this Annual Report on Form 10-K for a description of the material features of the plan.
(6)	Consists of outstanding options to purchase shares of our Common Stock under the Inducement Award Plan.
(7)	Represents the weighted-average exercise price of options under the Inducement Award Plan.

HOUSEHOLDING OF PROXY MATERIALS

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Internet Notice, or the Proxy Statement, and Annual Report on Form 10-K for the year ended December 31, 2022, as applicable, is being delivered to multiple stockholders sharing an address unless we have received contrary instructions. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

ANNUAL REPORT ON FORM 10-K

A copy of T2 Biosystems’ Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on [●], 2023 without charge upon written request addressed to: T2 Biosystems, Inc.; Attention: Secretary; 101 Hartwell Lane; Lexington, MA 02421. A reasonable fee will be charged for copies of exhibits. You also may access this Proxy Statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 at www.t2biosystems.com.

STOCKHOLDER MATTERS

Stockholder Recommendations for Director Nominations

Any stockholder wishing to recommend a director candidate for consideration by the nominating and corporate governance committee should provide the following information to the Chair of the nominating and corporate governance committee, T2 Biosystems, Inc., 101 Hartwell Ave., Lexington, Massachusetts 02421: (a) a brief statement outlining the reasons the nominee would be an effective director for T2 Biosystems; (b) (i) the name, age, and business and residence addresses of the candidate, (ii) the principal occupation or employment of the candidate for the past five years, as well as information about any other Board of Directors and board committees on which the candidate has served during that period, (iii) the number of shares of T2 Biosystems stock, if any, beneficially owned by the candidate and (iv) details of any business or other significant relationship the candidate has ever had with T2 Biosystems; (c) (i) the stockholder’s name and record address and the name and address of the beneficial owner of T2 Biosystems shares, if any, on whose behalf the proposal is made and (ii) the number of shares of T2 Biosystems stock that the stockholder and any such other beneficial owner beneficially own; and (d) the other information specified in T2 Biosystems’ Bylaws as then in effect. The nominating and corporate governance committee may seek further information from or about the stockholder making the recommendation, the candidate, or any such other beneficial owner, including information about all business and other relationships between the candidate and the stockholder and between the candidate and any such other beneficial owner.

Other Stockholder Proposals

Any stockholder proposing to bring any business other than a director candidate before an annual meeting of stockholders, which business must relate to a proper matter under Delaware law for stockholder action, must provide the following information to the Chair of the nominating and corporate governance committee: (a) a brief description of the business desired to be brought before the annual meeting; (b) the text of the proposal (including the exact text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the bylaws, the exact text of the proposed amendment); (c) the reasons for conducting such business at the annual meeting; (d) the proposing stockholder’s name and record address and the name and address of the beneficial owner of T2 Biosystems shares, if any, on whose behalf the proposal is made; and (e) the other information specified in T2 Biosystems’ Bylaws as then in effect.

Procedure for Submitting Stockholder Proposals

Stockholder proposals, including proposed director nominations, intended to be presented at the 2024 annual meeting of our stockholders must satisfy the requirements set forth in the advance notice provision under our amended and restated bylaws. To be timely for the 2024 annual meeting of stockholders, any such proposal must have been delivered in writing to, or mailed and received by, our Corporate Secretary at our principal executive offices no earlier than [●], and no later than [●]. If the date of the 2024 annual meeting of the stockholders is scheduled to take place more than 30 days before or more than 60 days after [●], notice by the stockholder must be delivered no earlier than the 120th day prior to the 2024 annual meeting and no later than the close of business on the later of (1) the 90th day prior to such annual meeting or (2) the 10th day following the day on which public announcement of the 2024 annual meeting date is first made.

In addition, any stockholder proposal, including proposed director nominations, intended to be included in the proxy statement for the 2024 annual meeting of our stockholders must also satisfy the SEC regulations under Rule 14a-8 of the Exchange Act, and be received not later than [●]. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2023 annual meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Appendix A

Amendment to Restated Certificate of Incorporation of the Company

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

T2 BIOSYSTEMS, INC.

T2 Biosystems, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Company”), does hereby certify as follows:

FIRST:	That, the Board of Directors of the Company duly adopted resolutions by unanimous written consent in accordance with Sections 141(f) and 242 of the General Corporation Law of the State of Delaware, recommending and declaring advisable that the Restated Certificate of Incorporation of the Company be amended and that such amendment be submitted to the stockholders of the Corporation for their consideration, as follows:

RESOLVED, that the first sentence of Article FOURTH of the Restated Certificate of Incorporation of the Corporation, as amended and/or restated to date, be amended and restated in its entirety to read as follows:

“That, effective on the filing of this Certificate of Amendment of Restated Certificate of Incorporation with the Office of the Secretary of State of the State of Delaware (the “Effective Time”), a one-for-[*] reverse stock split of the Corporation’s Common Stock shall become effective, pursuant to which each [*] shares of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully-paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.001 per share. No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split. In lieu thereof, (i) with respect to holders of one or more certificates which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, upon surrender after the Effective Time of such certificate or certificates, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment (the “Fractional Share Payment”) equal to the fraction of which such holder would otherwise be entitled multiplied by the closing price per share on the trading day immediately preceding the Effective Time as reported by The Nasdaq Capital Market (as adjusted to give effect to the Reverse Stock Split); provided that, whether or not fractional shares would be issuable as a result of the Reverse Stock Split shall be determined on the basis of (a) the total number of shares of Common Stock that were issued and outstanding immediately prior to the Effective Time formerly represented by certificates that the holder is at the time surrendering and (b) the aggregate number of shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificates shall have been reclassified; and (ii) with respect to holders of shares of Common Stock in book-entry form in the records of the Company’s transfer agent that were issued and outstanding immediately prior to the Effective Time, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive the Fractional Share Payment automatically and without any action by the holder.

A-1

The total number of shares of capital stock which the Corporation shall have authority to issue is 410,000,000 shares consisting of (a) 400,000,000 shares of Common Stock, $0.001 par value per share (the “Common Stock”) and (b) 10,000,000 shares of Preferred Stock, $0.001 par value per share (the “Preferred Stock”).”

SECOND:	That, at an annual meeting of stockholders of the Corporation, the aforesaid amendment was duly adopted by the stockholders of the Corporation.

THIRD:	That, the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer on this    day of            , 2023.

T2 BIOSYSTEMS, INC.

By:
John Sperzel President & Chief Executive Officer

A-2

Appendix B

T2 BIOSYSTEMS, INC.

2014 INCENTIVE AWARD PLAN

(as amended and restated effective                1, 2023)

ARTICLE 1.

PURPOSE

The purpose of the T2 Biosystems, Inc. 2014 Incentive Award Plan (as it may be amended or restated from time to time, the “Plan”) is to promote the success and enhance the value of T2 Biosystems, Inc. (the “Company”) by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. This Plan constitutes an amendment and restatement of the T2 Biosystems, Inc. 2014 Incentive Award Plan, as amended and restated effective June 25, 2021 (the “Prior 2014 Plan”).

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 11. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 11.6, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2 “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.3 “Applicable Law” shall mean any applicable law, including without limitation: (i) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (ii) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (iii) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.4 “Automatic Exercise Date” shall mean, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable Option Term or Stock Appreciation Right Term that was established by the Administrator for such Option or Stock Appreciation Right (e.g., the last business day prior to the tenth anniversary of the date of grant of such Option or Stock Appreciation Right if the Option or Stock Appreciation Right initially had a ten-year Option Term or Stock Appreciation Right Term, as applicable); provided that with respect to an Option or Stock Appreciation Right that has been amended pursuant to this Plan so as to alter the

[1]	To be the date the Company’s reverse stock split described in Proposal 1 becomes effective.

applicable Option Term or Stock Appreciation Right Term, “Automatic Exercise Date” shall mean the last business day of the applicable Option Term or Stock Appreciation Right Term that was established by the Administrator for such Option or Stock Appreciation Right as amended.

2.5 “Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

2.6 “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.7 “Award Limit” shall mean with respect to Awards that shall be payable in Shares or in cash, as the case may be, the respective limit set forth in Section 3.4.

2.8 “Board” shall mean the Board of Directors of the Company.

2.9 “Change in Control” shall mean and includes each of the following:

(a) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clause (i) and (ii) of paragraph (c) below) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.9(a) or Section 2.9(c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.9(c)(ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

In addition, if a Change in Control constitutes a payment event with respect to any portion of an Award that provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) must also constitute a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.10 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.

2.11 “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board or the Compensation Committee, appointed as provided in Section 11.1.

2.12 “Common Stock” shall mean the common stock of the Company, par value $0.001 per share.

2.13 “Company” shall have the meaning set forth in Article 1.

2.14 “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any Subsidiary that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.15 “Director” shall mean a member of the Board, as constituted from time to time.

2.16 “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 8.2.

2.17 “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.18 “Effective Date” shall mean the day prior to the Public Trading Date.

2.19 “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Committee.

2.20 “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code) of the Company or of any Subsidiary.

2.21 “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.22 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.23 “Expiration Date” shall have the meaning given to such term in Section 12.1.

2.24 “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a) If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

Notwithstanding the foregoing, with respect to any Award granted after the effectiveness of the Company’s registration statement relating to its initial public offering and prior to the Public Trading Date, the Fair Market Value shall mean the initial public offering price of a Share as set forth in the Company’s final prospectus relating to its initial public offering filed with the Securities and Exchange Commission.

2.25 “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.26 “Holder” shall mean a person who has been granted an Award.

2.27 “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.28 “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.29 “Non-Employee Director Equity Compensation Policy” shall have the meaning set forth in Section 4.5.

2.30 “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

2.31 “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 6. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.32 “Option Term” shall have the meaning set forth in Section 5.6.

2.33 “Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.34 “Performance Award” shall mean a cash bonus award, stock bonus award, performance award or other incentive award that is paid in cash, Shares or a combination of both, awarded under Section 8.1.

2.35 “Performance-Based Compensation” shall mean any compensation granted under the Plan prior to November 2, 2017 that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code prior to its repeal.

2.36 “Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a) The Performance Criteria that shall be used to establish Performance Goals may include, but are not limited to, the following: (i) net earnings (either before or after one or more of (A) interest, (B) taxes, (C) depreciation, (D) amortization and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit (either before or after taxes); (vi) cash flow (including, but not limited to, operating cash flow and free cash flow) and cash flow return on capital; (vii) return on assets; (viii) return on capital (or invested capital) and cost of capital); (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs, reductions in costs and cost control measures; (xiv) expenses; (xv) working capital; (xvi) earnings or loss per share; (xvii) adjusted earnings or loss per share; (xviii) price per share or dividends per share (or appreciation in and/or maintenance of such price or dividends); (xix) regulatory achievements or compliance (including, without limitation, regulatory body approval for commercialization of a product); (xx) implementation, completion or attainment of objectives relating to research, development, clinical, regulatory, commercial, or strategic milestones or developments of critical projects; (xxi) market share; (xxii) economic value; (xxiii) revenue; (xxiv) revenue growth; (xxv) productivity; (xxvi) operating efficiency; (xxvii) economic value-added; (xxviii) return on net assets; (xxix) funds from operations; (xxx) funds available for distributions; (xxxi) sales unit volume; (xxxii) licensing revenue; (xxxiii) brand recognition and acceptance; (xxxiv) inventory, inventory turns or cycle time; (xxxv) market penetration and geographic business expansion; (xxxvi) customer satisfaction/growth and customer service; (xxxvii) employee satisfaction, recruitment and maintenance of personnel, and human resources management; (xxxviii) supervision of litigation and other legal matters; (xxxix) strategic partnerships and transactions; (xxxx) financial ratios (including those measuring liquidity, activity, profitability or leverage); (xxxxi) supply chain achievements; (xxxxii) debt levels or reductions; (xxxxiii) sales-related goals; (xxxxiv) financing and other capital raising transactions; (xxxxv) year-end cash; (xxxxvi) acquisition activity; (xxxxvii) investment sourcing activity; and (xxxxiii) marketing initiatives, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

(b) The Administrator, in its discretion, may provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include, but are not limited to, one or more of the following: (i) items related to a change in Applicable Accounting Standards; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the sale or disposition of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements;

(xix) items attributable to expenses incurred in connection with a reduction in force or early retirement initiative; (xx) items relating to foreign exchange or currency transactions and/or fluctuations; or (xxi) items relating to any other unusual or nonrecurring events or changes in Applicable Law, Applicable Accounting Standards or business conditions.

2.37 “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period. The Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual.

2.38 “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, an Award.

2.39 “Performance Stock Unit” shall mean a Performance Award awarded under Section 8.1 which is denominated in units of value including dollar value of Shares.

2.40 “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined in the instructions to use the Form S-8 Registration Statement under the Securities Act, or any other transferee specifically approved by the Administrator after taking into account Applicable Law.

2.41 “Plan” shall have the meaning set forth in Article 1.

2.42 “Prior 2014 Plan” shall have the meaning set forth in the preamble.

2.43 “Prior Plan” shall mean the T2 Biosystems, Inc. Amended and Restated 2006 Employee, Director and Consultant Stock Plan, as such plan may be amended from time to time.

2.44 “Public Trading Date” shall mean the first date upon which Common Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

2.45 “Restricted Stock” shall mean Common Stock awarded under Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.46 “Restricted Stock Unit” shall mean the right to receive Shares awarded under Article 7.

2.47 “Section 162(m) Award” shall have the meaning set forth in Section 12.16.

2.48 “Securities Act” shall mean the Securities Act of 1933, as amended.

2.49 “Shares” shall mean shares of Common Stock.

2.50 “Stock Appreciation Right” shall mean a stock appreciation right granted under Article 9.

2.51 “Stock Appreciation Right Term” shall have the meaning set forth in Section 9.4.

2.52 “Stock Payment” shall mean (a) a payment in the form of Shares, or (b) an option or other right to purchase Shares, as part of a bonus, deferred compensation or other arrangement, awarded under Section 8.3.

2.53 “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.54 “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.55 “Termination of Service” shall mean:

(a) As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, without limitation, by resignation, discharge, death, disability or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(b) As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death, disability or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(c) As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service, including service as a director, with the Company or any Subsidiary.

The Administrator, in its discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Award Agreement or otherwise, or as otherwise required by Applicable Law, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Holder ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Sections 3.1(b) and 12.2, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is the sum of: (i) 823,529 Shares, (ii) any Shares which as of the Effective Date are subject to awards granted under the Prior Plan which are forfeited, lapse unexercised or are settled in cash and which following the Effective Date are not issued under the Prior Plan; and (iii) an annual increase on the first day of each calendar year beginning January 1, 2015 and ending on and including January 1, 2026, equal to the lesser of (A) 4% of the Shares outstanding (on an as-converted basis) on the final day of the immediately preceding calendar year and (B) such smaller number of Shares as determined by the Board; provided, however, no more than 35,000,000 Shares may be issued upon the exercise of Incentive Stock

Options. From and after the Effective Date, no awards shall be granted under the Prior Plan. Any award outstanding under the Prior Plan as of the Effective Date shall continue to be subject to the terms and conditions of the Prior Plan.

(b) To the extent all or a portion of an Award is forfeited, expires, lapses for any reason, or is settled for cash without the delivery of Shares to the Holder, any Shares subject to such Award or portion thereof shall, to the extent of such forfeiture, expiration, lapse or cash settlement, again be available for the grant of an Award under the Plan. Any Shares repurchased by or surrendered to the Company under Section 6.4 so that such Shares are returned to the Company shall again be available for the grant of an Award under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c) To the extent permitted by Applicable Law, Substitute Awards shall not reduce the Shares authorized for grant under the Plan.

3.2 Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

3.3 Limitation on Awards to Non-Employee Directors. Notwithstanding any provision to the contrary in the Plan, the Administrator may establish compensation for Non-Employee Directors from time to time, subject to the limitations in the Plan. The Administrator will from time to time determine the terms, conditions and amounts of all such Non-Employee Director compensation in its discretion and pursuant to the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, provided that the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a Non-Employee Director as compensation for services as a Non-Employee Director during any fiscal year of the Company may not exceed $700,000, increased to $950,000 in the fiscal year of a Non-Employee Director’s initial service as a Non-Employee Director. The Administrator may make exceptions to this limit for individual Non-Employee Directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving Non-Employee Directors.

3.4 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 12.2, the maximum aggregate number of Shares that may be issued with respect to Awards granted to any one person during a given calendar year shall be 1,000,000 and the maximum aggregate amount of cash that may be paid with respect to Awards granted to any one person during a given calendar year shall be $2,000,000.

ARTICLE 4.

GRANTING OF AWARDS

4.1 Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. Except as provided in Section 4.5 regarding the grant of Awards pursuant to the Non-Employee Director Equity Compensation Policy, no Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement that sets forth the terms, conditions and limitations for such Award, which may include the term of the Award, the provisions applicable in the event of the Holder’s Termination of Service, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4 At-Will Employment; Voluntary Participation. Nothing in the Plan or Award Agreement shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Subsidiary. Participation by each Holder in the Plan shall be voluntary and nothing in the Plan shall be construed as mandating that any Eligible Individual shall participate in the Plan.

4.5 Non-Employee Director Awards. The Administrator, in its discretion, may provide that Awards granted to Non-Employee Directors shall be granted pursuant to a written nondiscretionary formula established by the Administrator (the “Non-Employee Director Equity Compensation Policy”), subject to the limitations of the Plan. The Non-Employee Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Non-Employee Directors, the number of Shares to be subject to Non-Employee Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Administrator shall determine in its discretion. The Non-Employee Director Equity Compensation Policy may be modified by the Administrator from time to time in its discretion.

4.6 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 5.

OPTIONS

5.1 Granting of Options to Eligible Individuals. The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.

5.2 Option Exercise Price. The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) unless otherwise determined by the Administrator. In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

5.3 Option Vesting.

(a) The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Subsidiary or any other criteria selected by the Administrator, including Performance Goals or Performance Criteria. At any time after the grant of an Option, the Administrator, in its discretion and subject to whatever terms and conditions it selects, may accelerate the period during which an Option vests.

(b) No portion of an Option which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement evidencing the grant of an Option or by action of the Administrator following the grant of the Option. Unless otherwise determined by the Administrator in the Award Agreement or by action of the Administrator following the grant of the Option, the portion of an Option that is unexercisable at a Holder’s Termination of Service shall automatically expire thirty (30) days following such Termination of Service.

5.4 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock administrator of the Company or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option.

(b) Such representations and documents as the Administrator, in its discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator may, in its discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars.

(c) In the event that the Option shall be exercised by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the discretion of the Administrator.

(d) Full payment of the exercise price and applicable withholding taxes for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 10.1 and Section 10.2.

5.5 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional Shares unless otherwise determined by the Administrator and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of shares.

5.6 Option Term. The term of each Option (the “Option Term”) shall be set by the Administrator in its discretion; provided, however, that the Option Term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the last day of the Option Term. Except as limited by the requirements of Section 409A of the Code or the first sentence of this Section 5.6, the Administrator may extend the Option Term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Holder, and may amend, subject to Section 12.1, any other term or condition of such Option relating to such a Termination of Service.

5.7 Expiration of Option Term: Automatic Exercise of In-The-Money Options. Unless otherwise determined by the Administrator (in an Award Agreement or otherwise) or as otherwise directed by an Option Holder in writing to the Company, each Option outstanding on the Automatic Exercise Date with an exercise price per share that is less than the Fair Market Value per share of Common Stock as of such date shall automatically and without further action by the Option Holder or the Company be exercised on the Automatic Exercise Date. In the discretion of the Administrator, payment of the exercise price of any such Option shall be made pursuant to Section 10.1(b) or Section 10.1(c) and the Company or any Subsidiary shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 10.2. Unless otherwise determined by the Administrator, this Section 5.7 shall not apply to an Option if the Holder of such Option incurs a Termination of Service on or before the Automatic Exercise Date. For the avoidance of doubt, no Option with an exercise price per share that is equal to or greater than the Fair Market Value per share of Common Stock on the Automatic Exercise Date shall be exercised pursuant to this Section 5.7.

5.8 Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition of Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such Shares to such Holder.

ARTICLE 6.

RESTRICTED STOCK

6.1 Award of Restricted Stock.

(a) The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

6.2 Rights as Stockholders. Subject to Section 6.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said Shares, subject to the restrictions in each individual Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares; provided, however, that, in the discretion of the Administrator, any extraordinary distributions with respect to the Shares shall be subject to the restrictions set forth in Section 6.3.

6.3 Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Holder’s duration of employment, directorship or consultancy with the Company, Performance Goals, Performance Criteria, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the applicable Award Agreement. Unless otherwise determined by the Administrator, Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

6.4 Repurchase or Forfeiture of Restricted Stock. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, (a) if no price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration, and (b) if a price was paid by the Holder for the Restricted Stock, upon a Termination of Service during the applicable restriction period, the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the applicable Award Agreement.

6.5 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock shall include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock. The Company, in its discretion, may (a) retain physical possession of any stock certificate evidencing shares of Restricted Stock until the restrictions thereon shall have lapsed and/or (b) require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed and that the Holder deliver a stock power, endorsed in blank, relating to such Restricted Stock.

6.6 Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

ARTICLE 7.

RESTRICTED STOCK UNITS

7.1 Grant of Restricted Stock Units. The Administrator is authorized to grant Awards of Restricted Stock Units to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.

7.2 Purchase Price. The Administrator shall specify the purchase price, if any, to be paid by the Holder to the Company with respect to any Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

7.3 Vesting of Restricted Stock Units. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including, without limitation, vesting based upon the Holder’s duration of service to the Company or any Subsidiary, Company performance, individual performance or other specific criteria, in each case on a specified date or dates or over any period or periods, as determined by the Administrator.

7.4 Maturity and Payment. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Holder (if permitted by the applicable Award Agreement); provided that, except as otherwise set forth in an applicable Award Agreement, the maturity date relating to each Restricted Stock Unit shall not occur following the later of (a) the 15th day of the third month following the end of the calendar year in which the applicable portion of the Restricted Stock Unit vests; or (b) the 15th day of the third month following the end of the Company’s fiscal year in which the applicable portion of the Restricted Stock Unit vests. On the maturity date, the Company shall, subject to Section 10.4, transfer to the Holder one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited, or in the discretion of the Administrator, an amount in cash equal to the Fair Market Value of such Shares on the maturity date or a combination of cash and Common Stock as determined by the Administrator.

7.5 No Rights as a Stockholder. Unless otherwise determined by the Administrator, a Holder of Restricted Stock Units shall possess no incidents of ownership with respect to the Shares represented by such Restricted Stock Units, unless and until such Shares are transferred to the Holder pursuant to the terms of this Plan and the Award Agreement.

ARTICLE 8.

PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, STOCK PAYMENTS

8.1 Performance Awards. The Administrator is authorized to grant Performance Awards, including Awards of Performance Stock Units and other Awards determined in the Administrator’s discretion from time to time, to any Eligible Individual. The value of Performance Awards, including Performance Stock Units, may be linked to the attainment of the Performance Goals or other specific criteria, whether or not objective, determined by the Administrator, in each case on a specified date or dates or over any period or periods and in such amounts as may be determined by the Administrator.

8.2 Dividend Equivalents.

(a) Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, to be credited as of dividend payment dates with respect to dividends with record dates that occur during the period between the date an Award is granted to a Holder and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Administrator.

8.3 Stock Payments. The Administrator is authorized to make Stock Payments to any Eligible Individual. The number or value of Shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Goals or any other specific criteria, including service to the Company or any Subsidiary, determined by the Administrator. Shares underlying a Stock Payment which is subject to a vesting schedule or other conditions or criteria set by the Administrator shall not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a Holder of a Stock Payment shall have no rights as a Company stockholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Shares underlying the Award have been issued to the Holder. Stock Payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.

8.4 Purchase Price. The Administrator may establish the purchase price of a Performance Award or Shares distributed as a Stock Payment award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by Applicable Law.

ARTICLE 9.

STOCK APPRECIATION RIGHTS

9.1 Grant of Stock Appreciation Rights.

(a) The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its discretion, on such terms and conditions as it may determine, which shall not be inconsistent with the Plan.

(b) A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Unless otherwise determined by the Administrator, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

9.2 Stock Appreciation Right Vesting.

(a) The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator, and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Subsidiary, Performance Criteria, Performance Goals or any other criteria selected by the Administrator. At any time after grant of a Stock Appreciation Right, the Administrator, in its discretion and subject to whatever terms and conditions it selects, may accelerate the period during which a Stock Appreciation Right vests.

(b) No portion of a Stock Appreciation Right which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator in an Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right. Unless otherwise determined by the Administrator in the Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right, the portion of a Stock Appreciation Right which is unexercisable at a Holder’s Termination of Service shall automatically expire thirty (30) days following such Termination of Service.

9.3 Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right.

(b) Such representations and documents as the Administrator, in its discretion, deems necessary or advisable to effect compliance with Applicable Law. The Administrator, in its discretion, may also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars.

(c) In the event that the Stock Appreciation Right shall be exercised by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right, as determined in the discretion of the Administrator.

(d) Full payment of the exercise price and applicable withholding taxes for the Shares with respect to which the Stock Appreciation Right, or portion thereof, is exercised, in a manner permitted by Section 10.1 and Section 10.2.

9.4 Stock Appreciation Right Term. The term of each Stock Appreciation Right (the “Stock Appreciation Right Term”) shall be set by the Administrator in its discretion; provided, however, that the Stock Appreciation Right Term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Stock Appreciation Rights, which time period may not extend beyond the last day of the Stock Appreciation Right Term applicable to such Stock Appreciation Right. Except as limited by the requirements of Section 409A of the Code or the first sentence of this Section 9.4, the Administrator may extend the Stock Appreciation Right Term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder, and may amend, subject to Section 12.1, any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.

9.5 Payment. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 9 shall be in cash, Shares (based on Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

9.6 Expiration of Stock Appreciation Right Term: Automatic Exercise of In-The-Money Stock Appreciation Rights. Unless otherwise determined by the Administrator (in an Award Agreement or otherwise) or as otherwise directed by a Stock Appreciation Right Holder in writing to the Company, each Stock Appreciation Right outstanding on the Automatic Exercise Date with an exercise price per share that is less than the Fair Market Value per share of Common Stock as of such date shall automatically and without further action by the Stock Appreciation Right Holder or the Company be exercised on the Automatic Exercise Date. In the discretion of the Administrator, the Company or any Subsidiary shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 10.2. Unless otherwise determined by the Administrator, this Section 9.6 shall not apply to a Stock Appreciation Right if the Holder of such Stock Appreciation Right incurs a Termination of Service on or before the Automatic Exercise Date. For the avoidance of doubt, no Stock Appreciation Right with an exercise price per share that is equal to or greater than the Fair Market Value per share of Common Stock on the Automatic Exercise Date shall be exercised pursuant to this Section 9.6.

ARTICLE 10.

ADDITIONAL TERMS OF AWARDS

10.1 Payment. The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) any other form of legal consideration acceptable to the Administrator in its discretion. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

10.2 Tax Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA, employment tax or other social security contribution obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Administrator, in its discretion and in satisfaction of the foregoing requirement, may withhold, or allow a Holder to elect to have the Company withhold, Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be determined by the Company and shall be limited to the number of Shares which have a fair market value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the maximum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

10.3 Transferability of Awards.

(a) Except as otherwise provided in Section 10.3(b):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

(ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or the Holder’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 10.3(a)(i); and

(iii) During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to such Holder under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the Award Agreement, be exercised by the Holder’s personal representative or by any person empowered to do so under the deceased Holder’s will or under the then-applicable laws of descent and distribution.

(b) Notwithstanding Section 10.3(a), the Administrator, in its discretion, may determine to permit a Holder to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); and (iii) the

Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer.

(c) Notwithstanding Section 10.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Holder, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Holder’s spouse or domestic partner, as applicable, as the Holder’s beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse or domestic partner. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time; provided that the change or revocation is filed with the Administrator prior to the Holder’s death.

10.4 Conditions to Issuance of Shares.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares issuable pursuant to any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such Shares is in compliance with Applicable Law and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with Applicable Law.

(b) All Share certificates delivered pursuant to the Plan and all Shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with Applicable Law. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.

(c) The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(d) No fractional Shares shall be issued and the Administrator, in its discretion, shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

(e) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by Applicable Law, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

10.5 Forfeiture and Claw-Back Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in an Award Agreement or otherwise, or to require a Holder to agree by separate written or electronic instrument, that:

(a) (i) Any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, shall be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (x) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (y) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (z) the Holder incurs a Termination of Service for “cause” (as such term is defined in the discretion of the Administrator, or as set forth in a written agreement relating to such Award between the Company and the Holder); and

(b) All Awards (including any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.

10.6 Repricing. Subject to Section 12.2, the Administrator shall not, without the approval of the stockholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Subject to Section 12.2, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award. Furthermore, for purposes of this Section 10.6, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price per share of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per share that is less than the exercise price per share of the original Options or Stock Appreciation Rights without the approval of the stockholders of the Company.

ARTICLE 11.

ADMINISTRATION

11.1 Administrator. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Notwithstanding the foregoing, any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 11.1 or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and, with respect to such Awards, the terms “Administrator” and “Committee” as used in the Plan shall be deemed to refer to the Board and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 11.6.

11.2 Duties and Powers of Committee . It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement; provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 10.5 or Section 12.10. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the discretion of the Committee.

11.3 Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

11.4 Authority of Administrator. Subject to the Company’s Bylaws, the Committee’s Charter and any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

(a) Designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to Eligible Individuals;

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, purchase price, any performance criteria, any reload provision, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement;

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan; and

(k) Accelerate wholly or partially the vesting or lapse of restrictions of any Award or portion thereof at any time after the grant of an Award, subject to whatever terms and conditions it selects.

11.5 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, and any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding and conclusive on all parties.

11.6 Delegation of Authority. To the extent permitted by Applicable Law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 11; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act or (b) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 12.

MISCELLANEOUS PROVISIONS

12.1 Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 12.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 12.2, increase the limits imposed in Section 3.1 on the maximum number of Shares which may be issued under the Plan. Except as provided in Section 12.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after April 27, 2031 (the “Expiration Date”). Any Awards that are outstanding on the Expiration Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

12.2 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in this Section 12.2, the Administrator shall equitably adjust each outstanding Award, which adjustments may include adjustments to the number and type of securities subject to each outstanding Award and/or the exercise price or grant price thereof, if applicable, the grant of new Awards, and/or the making of a cash payment, as the Administrator deems appropriate to reflect such Equity Restructuring. The adjustments provided under this Section 12.2(a) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company; provided that whether an adjustment is equitable shall be determined in the discretion of the Administrator.

(b) In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), Change in Control, reorganization, merger, amalgamation, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, the Administrator may make equitable adjustments, if any, to reflect such change with respect to: (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1, 3.3 and 3.4 on the maximum number and kind of shares which may be issued under the Plan); (ii) the number and kind of Shares (or other securities or property) subject to outstanding Awards; (iii) the number and kind of Shares (or other securities or property) for which automatic grants are subsequently to be made to new and continuing Non-Employee Directors pursuant to Section 4.5; (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (v) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m)(4)(c) of the Code prior to its repeal unless otherwise determined by the Administrator.

(c) In the event of any transaction or event described in Section 12.2(b) or any unusual or nonrecurring transactions or events affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any Subsidiary, or of changes in Applicable Law or accounting principles, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 12.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator, in its discretion, having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To make adjustments in the number and type of shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v) To provide that the Award will terminate and cannot vest, be exercised or become payable after such event.

(d) The Administrator, in its discretion, may include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(e) Unless otherwise determined by the Administrator, no adjustment or action described in this Section 12.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment would (i) with respect to Awards intended to qualify as Performance-Based Compensation, cause such Awards to fail to so qualify or (ii) cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Exchange Act or violate the exemptive conditions of Rule 16b-3 of the Exchange Act unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(f) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(g) No action shall be taken under this Section 12.2 which shall cause an Award to fail to comply with Section 409A of the Code, to the extent applicable.

(h) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company, in its discretion, may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the consummation of any such transaction.

12.3 Approval of Plan by Stockholders. This amended and restated Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption hereof and shall become effective on the date it is approved by the Company’s stockholders. Notwithstanding the foregoing, the Prior 2014 Plan shall remain in effect on its existing terms unless and until this amended and restated Plan is approved by the Company’s stockholders.

12.4 No Stockholders Rights. Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Holder becomes the record owner of such Shares.

12.5 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

12.6 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company or any Subsidiary: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary, or (b) except as otherwise provided in the penultimate sentence of Section 3.1(a), to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

12.7 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all Applicable Law (including but not limited to state, federal and foreign securities law and margin requirements), and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Law. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to Applicable Law.

12.8 Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

12.9 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

12.10 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and any Award Agreements shall be interpreted in accordance with Section 409A of the Code, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code (including Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and thereby avoid the application of any penalty taxes under such Section.

12.11 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons or Awards (or portions thereof) uniformly.

12.12 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Subsidiary.

12.13 Indemnification. To the extent allowable pursuant to Applicable Law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

12.14 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

12.15 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

12.16 Section 162(m) Limitations. Notwithstanding any other provision of the Plan or any Award, each Award made under the Prior 2014 Plan prior to November 2, 2017 that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code prior to its repeal or is otherwise not subject to the deduction limitation of Section 162(m) of the Code (each such Award, a “Section 162(m) Award”) shall be subject to any additional limitations as the Administrator determines necessary for such Section 162(m) Award to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code prior to its repeal or to otherwise be exempt from Section 162(m) of the Code pursuant to the transition relief rules in the Tax Cuts and Jobs Act of 2017, and to the extent any of the provisions of the Plan or any Award would cause any Section 162(m) Award to fail to so qualify or to otherwise be so exempt, any such provisions shall not apply to such Award to the extent necessary to ensure the continued qualification or exemption of such Award. To the extent permitted by applicable law, the Plan and any such Award shall be deemed amended to the extent necessary to conform to such requirements. To the extent necessary with respect to Section 162(m) Awards, the Administrator shall be comprised solely of two or more directors intended to qualify as “outside directors” for purposes of Section 162(m) of the Code.

* * * * *

Appendix C

T2 BIOSYSTEMS, INC.

2014 EMPLOYEE STOCK PURCHASE PLAN

(as amended and restated effective                1, 2023)

ARTICLE 1.

PURPOSE

The purposes of this T2 Biosystems, Inc. 2014 Employee Stock Purchase Plan (as it may be amended or restated from time to time, the “Plan”) are to assist Eligible Employees of T2 Biosystems, Inc., a Delaware corporation (the “Company”), and its Designated Subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, and to help Eligible Employees provide for their future security and to encourage them to remain in the employment of the Company and its Designated Subsidiaries.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates. Masculine, feminine and neuter pronouns are used interchangeably and each comprehends the others.

2.1 “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 11. The term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan as provided in Article 11.

2.2 “Applicable Law” shall mean any applicable law, including without limitation; (i) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (ii) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign; and (iii) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.3 “Board” shall mean the Board of Directors of the Company.

2.4 “Change in Control” shall mean and include each of the following:

(a) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clause (i) and (ii) of paragraph (c) below) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

[1]	To be the date the Company’s reverse stock split described in Proposal 1 becomes effective.

(b) During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.4(a) or 2.4(c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.4(c)(ii)as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

2.5 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.

2.6 “Common Stock” shall mean the common stock of the Company and such other securities of the Company that may be substituted therefor pursuant to Article 8.

2.7 “Company” shall mean T2 Biosystems, Inc., a Delaware corporation.

2.8 “Compensation” of an Eligible Employee shall mean the gross base compensation received by such Eligible Employee as compensation for services to the Company or any Designated Subsidiary, excluding overtime payments, sales commissions, incentive compensation, bonuses, expense reimbursements, fringe benefits and other special payments.

2.9 “Designated Subsidiary” shall mean any Subsidiary designated by the Administrator in accordance with Section 11.3(b).

2.10 “Effective Date” shall mean                 2, 2023.

[2]	To be the date the Company’s reverse stock split described in Proposal 1 becomes effective.

2.11 “Eligible Employee” shall mean an Employee who does not, immediately after any rights under this Plan are granted, own (directly or through attribution) stock possessing 5% or more of the total combined voting power or value of all classes of Common Stock and other stock of the Company, a Parent or a Subsidiary (as determined under Section 423(b)(3) of the Code). For purposes of the foregoing, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock that an Employee may purchase under outstanding options shall be treated as stock owned by the Employee; provided, however, that the Administrator may provide in an Offering Document that an Employee of the Company or any Designated Subsidiary shall not be eligible to participate in an Offering Period if: (i) such Employee is a highly compensated employee within the meaning of Section 423(b)(4)(D) of the Code; (ii) such Employee has not met a service requirement designated by the Administrator pursuant to Section 423(b)(4)(A) of the Code (which service requirement may not exceed two years); (iii) such Employee’s customary employment is for twenty hours per week or less; (iv) such Employee’s customary employment is for less than five months in any calendar year; and/or (v) such Employee is a citizen or resident of a foreign jurisdiction and the grant of a right to purchase Common Stock under the Plan to such Employee would be prohibited under the laws of such foreign jurisdiction or the grant of a right to purchase Common Stock under the Plan to such Employee in compliance with the laws of such foreign jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code, as determined by the Administrator in its sole discretion; provided, further, that any exclusion in clauses (i), (ii), (iii), (iv) or (v) shall be applied in an identical manner under each Offering Period to all Employees, in accordance with Treasury Regulation Section 1.423-2(e).

2.12 “Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Designated Subsidiary. “Employee” shall not include any director of the Company or a Designated Subsidiary who does not render services to the Company or a Designated Subsidiary as an employee within the meaning of Section 3401(c) of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three (3)-month period.

2.13 “Enrollment Date” shall mean the first Trading Day of each Offering Period.

2.14 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.15 “Fair Market Value” means, as of any given date, the fair market value of a Share on the date determined as follows:

(a) If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Capital Market, the NASDAQ Global Market or the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system, its Fair Market Value shall be the closing sales price for a Share as quoted on such exchange or system for such date or, if there is no closing sales price for a Share on the date in question, the closing sales price for a Share on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a Share on such date, the high bid and low asked prices for a Share on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.16 “Offering Document” shall have the meaning given to such term in Section 4.1.

2.17 “Offering Period” shall have the meaning given to such term in Section 4.1.

2.18 “Parent” shall mean any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.19 “Participant” shall mean any Eligible Employee who has executed a subscription agreement and been granted rights to purchase Common Stock pursuant to the Plan.

2.20 “Plan” shall mean this T2 Biosystems, Inc. 2014 Employee Stock Purchase Plan, as it may be amended or restated from time to time.

2.21 “Purchase Date” shall mean the last Trading Day of each Offering Period.

2.22 “Purchase Price” shall mean the purchase price designated by the Administrator in the applicable Offering Document (which purchase price shall not be less than 85% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower); provided, however, that, in the event no purchase price is designated by the Administrator in the applicable Offering Document, the purchase price for the Offering Periods covered by such Offering Document shall be 85% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower; provided, further, that the Purchase Price may be adjusted by the Administrator pursuant to Article 8 and shall not be less than the par value of a Share.

2.23 “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

2.24 “Share” shall mean a share of Common Stock.

2.25 “Subsidiary” shall mean any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; provided, however, that a limited liability company or partnership may be treated as a Subsidiary to the extent either (a) such entity is treated as a disregarded entity under Treasury Regulation Section 301.7701-3(a) by reason of the Company or any other Subsidiary that is a corporation being the sole owner of such entity, or (b) such entity elects to be classified as a corporation under Treasury Regulation Section 301.7701-3(a) and such entity would otherwise qualify as a Subsidiary.

2.26 “Trading Day” shall mean a day on which national stock exchanges in the United States are open for trading.

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares. Subject to Article 8, the aggregate number of Shares that may be issued pursuant to rights granted under the Plan shall be 400,000 Shares. If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for issuance under the Plan.

3.2. Stock Distributed. Any Common Stock distributed pursuant to the Plan may consist, in whole or in part, of authorized and unissued Common Stock, treasury stock or Common Stock purchased on the open market.

ARTICLE 4.

OFFERING PERIODS; OFFERING DOCUMENTS; PURCHASE DATES

4.1 Offering Periods. The Administrator may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to Eligible Employees during one or more periods (each, an “Offering Period”) selected by the Administrator. The terms and conditions applicable to each Offering Period shall be set forth in an “Offering Document” adopted by the Administrator, which Offering Document shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate and shall be incorporated by reference into and made part of the Plan and shall be attached hereto as part of the Plan. The provisions of separate Offering Periods under the Plan need not be identical.

4.2 Offering Documents. Each Offering Document with respect to an Offering Period shall specify (through incorporation of the provisions of this Plan by reference or otherwise):

(a) the length of the Offering Period, which period shall not exceed twenty-seven months;

(b) the maximum number of shares that may be purchased by any Eligible Employee during such Offering Period, which, in the absence of a contrary designation by the Administrator, shall be 10,000 shares;

(c) such other provisions as the Administrator determines are appropriate, subject to the Plan.

ARTICLE 5.

ELIGIBILITY AND PARTICIPATION

5.1 Eligibility. Any Eligible Employee who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of this Article 5 and the limitations imposed by Section 423(b) of the Code and the Treasury Regulations thereunder.

5.2 Enrollment in Plan.

(a) Except as otherwise set forth in an Offering Document or determined by the Administrator, an Eligible Employee may become a Participant in the Plan for an Offering Period by delivering a subscription agreement to the Company by such time prior to the Enrollment Date for such Offering Period (or such other date specified in the Offering Document) designated by the Administrator and in such form as the Administrator provides.

(b) Each subscription agreement shall designate a whole percentage of such Eligible Employee’s Compensation to be withheld by the Company or the Designated Subsidiary employing such Eligible Employee on each payday during the Offering Period as payroll deductions under the Plan. An Eligible Employee may designate any whole percentage of Compensation that is not less than 1% and not more than the maximum percentage specified by the Administrator in the applicable Offering Document (which percentage shall be 20% in the absence of any such designation) as payroll deductions. The payroll deductions made for each Participant shall be credited to an account for such Participant under the Plan and shall be deposited with the general funds of the Company.

(c) A Participant may increase or decrease the percentage of Compensation designated in his or her subscription agreement, subject to the limits of this Section 5.2, or may suspend his or her payroll deductions, at any time during an Offering Period; provided, however, that the Administrator may limit the number of changes a Participant may make to his or her payroll deduction elections during each Offering Period in the applicable Offering Document (and in the absence of any specific designation by the Administrator, a Participant shall be allowed one change to his or her payroll deduction elections during each Offering Period). Any such change or suspension of payroll deductions shall be effective with the first full payroll period following five business days after the Company’s receipt of the new subscription agreement (or such shorter or longer period as may be specified by the Administrator in the applicable Offering Document). In the event a Participant suspends his or her payroll deductions, such Participant’s cumulative payroll deductions prior to the suspension shall remain in his or her account and shall be applied to the purchase of Shares on the next occurring Purchase Date and shall not be paid to such Participant unless he or she withdraws from participation in the Plan pursuant to Article 7.

(d) Except as otherwise set forth in an Offering Document or determined by the Administrator, a Participant may participate in the Plan only by means of payroll deduction and may not make contributions by lump sum payment for any Offering Period.

5.3 Payroll Deductions. Except as otherwise provided in the applicable Offering Document, payroll deductions for a Participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which the Participant’s authorization is applicable, unless sooner terminated by the Participant as provided in Article 7.

5.4 Effect of Enrollment. A Participant’s completion of a subscription agreement will enroll such Participant in the Plan for each subsequent Offering Period on the terms contained therein until the Participant either submits a new subscription agreement, withdraws from participation under the Plan as provided in Article 7 or otherwise becomes ineligible to participate in the Plan.

5.5 Limitation on Purchase of Common Stock. An Eligible Employee may be granted rights under the Plan only if such rights, together with any other rights granted to such Eligible Employee under “employee stock purchase plans” of the Company, any Parent or any Subsidiary, as specified by Section 423(b)(8) of the Code, do not permit such employee’s rights to purchase stock of the Company or any Parent or Subsidiary to accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined as of the first day of the Offering Period during which such rights are granted) for each calendar year in which such rights are outstanding at any time. This limitation shall be applied in accordance with Section 423(b)(8) of the Code.

5.6 Decrease or Suspension of Payroll Deductions. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 5.5 or the other limitations set forth in this Plan, a Participant’s payroll deductions may be suspended by the Administrator at any time during an Offering Period. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares by reason of Section 423(b)(8) of the Code, Section 5.5 or the other limitations set forth in this Plan shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date.

5.7 Foreign Employees. In order to facilitate participation in the Plan, the Administrator may provide for such special terms applicable to Participants who are citizens or residents of a foreign jurisdiction, or who are employed by a Designated Subsidiary outside of the United States, as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Such special terms may not be more favorable than the terms of rights granted under the Plan to Eligible Employees who are residents of the United States. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose. No such special terms, supplements, amendments or restatements shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

5.8 Leave of Absence. During leaves of absence approved by the Company meeting the requirements of Treasury Regulation Section 1.421-1(h)(2) under the Code, a Participant may continue participation in the Plan by making cash payments to the Company on his or her normal payday equal to his or her authorized payroll deduction.

ARTICLE 6.

GRANT AND EXERCISE OF RIGHTS

6.1 Grant of Rights. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted a right to purchase the maximum number of Shares specified under Section 4.2, subject to the limits in Section 5.5, and shall have the right to buy, on each Purchase Date during such Offering Period (at the applicable Purchase Price), such number of whole shares of the Company’s Common Stock as is determined by dividing (a) such Participant’s payroll deductions accumulated prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date, by (b) the applicable Purchase Price (rounded down to the nearest Share). The right shall expire on the last day of the Offering Period.

6.2 Exercise of Rights. On each Purchase Date, each Participant’s accumulated payroll deductions and any other additional payments specifically provided for in the applicable Offering Document will be applied to the purchase of whole Shares of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering Document, at the Purchase Price. No fractional shares shall be issued upon the exercise of rights granted under the Plan, unless the Offering Document specifically provides otherwise. Any cash in lieu of fractional Shares remaining after the purchase of whole Shares upon exercise of a purchase right will be credited to a Participant’s account and carried forward and applied toward the purchase of whole Shares for the next following Offering Period. Shares issued pursuant to the Plan may be evidenced in such manner as the Administrator may determine and may be issued in certificated form or issued pursuant to book-entry procedures.

6.3 Pro Rata Allocation of Shares. If the Administrator determines that, on a given Purchase Date, the number of Shares with respect to which rights are to be exercised may exceed (a) the number of Shares that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (b) the number of Shares available for issuance under the Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the Shares available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants for whom rights to purchase Common Stock are to be exercised pursuant to this Article 6 on such Purchase Date, and shall either (i) continue all Offering Periods then in effect, or (ii) terminate any or all Offering Periods then in effect pursuant to Article 9. The Company may make pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date.

6.4 Withholding. At the time a Participant’s rights under the Plan are exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, that arise upon the exercise of the right or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Participant.

6.5 Conditions to Issuance of Common Stock. The Company shall not be required to issue or deliver any certificate or certificates for, or make any book entries evidencing, Shares purchased upon the exercise of rights under the Plan prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges, if any, on which the Common Stock is then listed; and

(b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Administrator shall, in its absolute discretion, deem necessary or advisable; and

(c) The obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

(d) The payment to the Company of all amounts that it is required to withhold under federal, state or local law upon exercise of the rights, if any; and

(e) The lapse of such reasonable period of time following the exercise of the rights as the Administrator may from time to time establish for reasons of administrative convenience.

ARTICLE 7.

WITHDRAWAL; TERMINATION OF EMPLOYMENT OR ELIGIBILITY

7.1 Withdrawal. A Participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her rights under the Plan at any time by giving written notice to the Company in a form acceptable to the Administrator no later than one week prior to the end of the Offering Period. All of the Participant’s payroll deductions credited to his or her account during an Offering Period shall be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal and such Participant’s rights for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the next Offering Period unless the Participant delivers to the Company a new subscription agreement.

7.2 Future Participation. A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or a Designated Subsidiary or in subsequent Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

7.3 Cessation of Eligibility. Upon a Participant’s ceasing to be an Eligible Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan pursuant to this Article 7 and the payroll deductions credited to such Participant’s account during the Offering Period shall be paid to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 12.4, as soon as reasonably practicable, and such Participant’s rights for the Offering Period shall be automatically terminated.

ARTICLE 8.

ADJUSTMENTS UPON CHANGES IN STOCK

8.1 Changes in Capitalization. Subject to Section 8.3, in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property),

Change in Control, reorganization, merger, amalgamation, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any outstanding purchase rights under the Plan, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (a) the aggregate number and type of Shares (or other securities or property) that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 and the limitations established in each Offering Document pursuant to Section 4.2 on the maximum number of Shares that may be purchased); (b) the class(es) and number of shares and price per Share subject to outstanding rights; and (c) the Purchase Price with respect to any outstanding rights.

8.2 Other Adjustments. Subject to Section 8.3, in the event of any transaction or event described in Section 8.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in Applicable Law or accounting principles, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(a) To provide for either (i) termination of any outstanding right in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such right had such right been currently exercisable or (ii) the replacement of such outstanding right with other rights or property selected by the Administrator in its sole discretion;

(b) To provide that the outstanding rights under the Plan shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

(c) To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding rights under the Plan and/or in the terms and conditions of outstanding rights and rights that may be granted in the future;

(d) To provide that Participants’ accumulated payroll deductions may be used to purchase Common Stock prior to the next occurring Purchase Date on such date as the Administrator determines in its sole discretion and the Participants’ rights under the ongoing Offering Period(s) shall be terminated; and

(e) To provide that all outstanding rights shall terminate without being exercised.

8.3 No Adjustment Under Certain Circumstances. No adjustment or action described in this Article 8 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of Section 423 of the Code.

8.4 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the

Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to an Award or the grant or exercise price of any Award.

ARTICLE 9.

AMENDMENT, MODIFICATION AND TERMINATION

9.1 Amendment, Modification and Termination. The Administrator may amend, suspend or terminate the Plan at any time and from time to time; provided, however, that approval of the Company’s stockholders shall be required to amend the Plan to: (a) increase the aggregate number, or change the type, of shares that may be sold pursuant to rights under the Plan under Section 3.1 (other than an adjustment as provided by Article 8); (b) change the corporations or classes of corporations whose employees may be granted rights under the Plan; or (c) change the Plan in any manner that would cause the Plan to no longer be an “employee stock purchase plan” within the meaning of Section 423(b) of the Code.

9.2 Certain Changes to Plan. Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, to the extent permitted by Section 423 of the Code, the administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion to be advisable that are consistent with the Plan.

9.3 Actions In the Event of Unfavorable Financial Accounting Consequences. In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(a) altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(b) shortening any Offering Period so that the Offering Period ends on a new Purchase Date, including an Offering Period underway at the time of the Administrator action; and

(c) allocating Shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Participant.

9.4 Payments Upon Termination of Plan. Upon termination of the Plan, the balance in each Participant’s Plan account shall be refunded as soon as practicable after such termination, without any interest thereon.

ARTICLE 10.

TERM OF PLAN

The Plan shall be effective on the Effective Date. The effectiveness of the Plan shall be subject to approval of the Plan by the stockholders of the Company within twelve months following the date the Plan is first approved by the Board. No right may be granted under the Plan prior to such stockholder approval. No rights may be granted under the Plan during any period of suspension of the Plan or after termination of the Plan.

ARTICLE 11.

ADMINISTRATION

11.1 Administrator. Unless otherwise determined by the Board, the Administrator of the Plan shall be the Compensation Committee of the Board (or another committee or a subcommittee of the Board to which the Board delegates administration of the Plan) (such committee, the “Committee”). The Board may at any time vest in the Board any authority or duties for administration of the Plan.

11.2 Action by the Administrator. Unless otherwise established by the Board or in any charter of the Administrator, a majority of the Administrator shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and, subject to Applicable Law and the Bylaws of the Company, acts approved in writing by a majority of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Designated Subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

11.3 Authority of Administrator. The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(a) To determine when and how rights to purchase Common Stock shall be granted and the provisions of each offering of such rights (which need not be identical).

(b) To designate from time to time which Subsidiaries of the Company shall be Designated Subsidiaries, which designation may be made without the approval of the stockholders of the Company.

(c) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(d) To amend the Plan as provided in Article 9.

(e) Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company and its Subsidiaries and to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.

11.4 Decisions Binding. The Administrator’s interpretation of the Plan, any rights granted pursuant to the Plan, any subscription agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE 12.

MISCELLANEOUS

12.1 Restriction upon Assignment. A right granted under the Plan shall not be transferable other than by will or the applicable laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the

Participant. Except as provided in Section 12.4 hereof, a right under the Plan may not be exercised to any extent except by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant’s interest in the Plan, the Participant’s rights under the Plan or any rights thereunder.

12.2 Rights as a Stockholder. With respect to Shares subject to a right granted under the Plan, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such shares have been issued to the Participant or his or her nominee following exercise of the Participant’s rights under the Plan. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein or as determined by the Administrator.

12.3 Interest. No interest shall accrue on the payroll deductions or contributions of a Participant under the Plan.

12.4 Designation of Beneficiary.

(a) A Participant may, in the manner determined by the Administrator, file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to a Purchase Date on which the Participant’s rights are exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the Participant’s rights under the Plan. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary shall not be effective without the prior written consent of the Participant’s spouse.

(b) Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to anyone or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

12.5 Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

12.6 Equal Rights and Privileges. Subject to Section 5.7, all Eligible Employees of the Company or any Designated Subsidiary will have equal rights and privileges under this Plan so that this Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Subject to Section 5.7, any provision of this Plan that is inconsistent with Section 423 of the Code will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code.

12.7 Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

12.8 Reports. Statements of account shall be given to participating Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

12.9 No Employment Rights. Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or any Parent or Subsidiary or to affect the right of the Company or any Parent or Subsidiary to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause.

12.10 Notice of Disposition of Shares. Each Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of stock purchased upon exercise of a right under the Plan if such disposition or transfer is made: (a) within two years from the Enrollment Date of the Offering Period in which the shares were purchased or (b) within one year after the Purchase Date on which such shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

12.11 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof or of any other jurisdiction.

12.12 Electronic Forms. To the extent permitted by applicable state law and in the discretion of the Administrator, an Eligible Employee may submit any form or notice as set forth herein by means of an electronic form approved by the Administrator. Before the commencement of an Offering Period, the Administrator shall prescribe the time limits within which any such electronic form shall be submitted to the Administrator with respect to such Offering Period in order to be a valid election.

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SCAN TO VIEW MATERIALS & VOTE w T2 BIOSYSTEMS, INC. VOTE BY INTERNET 101 HARTWELL AVENUE Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above LEXINGTON, MA 02421 Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on [TBD]. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/TTOO2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on [TBD]. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V20576-P97023 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY T2 BIOSYSTEMS, INC. For All Withhold All Except For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR number(s) of the nominee(s) on the line below. the following: 2. To elect two (2) directors to serve as Class III directors ! ! ! until the 2026 annual meeting of stockholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal; Nominees: For Against Abstain 01) Jack Cumming 02) David Elsbree 6. To vote upon the approval of the CRG debt to equity ! ! ! conversion; 7. To ratify the appointment of BDO USA, LLP (“BDO”) as ! ! ! our independent registered public accounting firm for The Board of Directors recommends you vote FOR the the fiscal year ending December 31, 2023; following proposals: For Against Abstain 1. To approve an amendment to the Company’s restated 8. To approve an adjournment of the Annual Meeting, if certificate of incorporation to effect a reverse stock split necessary, to solicit additional proxies if there are not of the Company’s common stock, par value $0.001 per ! ! ! sufficient votes at the time of the Annual Meeting to ! ! ! share (the “Common Stock”) at a reverse split ratio approve Proposal 1; and ranging from any whole number between and including 9. To transact such other business as may properly come 1-for-50 and 1-for-150, with the exact ratio within such before the Annual Meeting or at any and all adjournments range to be determined at the discretion of the Board of or postponements thereof. Directors, subject to the Board of Directors’ authority to abandon the amendment; 3. To approve, on an advisory basis, the compensation of ! ! ! the named executive officers; 4. To vote upon the approval of the amendment and ! ! ! restatement of our 2014 Incentive Award Plan; 5. To vote upon the approval of the amendment and ! ! ! restatement of our 2014 Employee Stock Purchase Plan; Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If the signatory is a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V20577-P97023 T2 BIOSYSTEMS, INC. PROXY STATEMENT FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS GENERAL INFORMATION Our Board of Directors (the “Board of Directors” or “Board”) has made the Proxy Statement and related materials available to you on the Internet, or at your request has delivered printed versions to you by mail, in connection with the Board of Directors’ solicitation of proxies for our 2023 Annual Meeting of Stockholders (the “Annual Meeting”), and any adjournment of the Annual Meeting. If you requested printed versions of these materials by mail, they will also include a proxy card for the Annual Meeting. The Proxy Statement and related materials will be released on or about July [TBD], 2023 to our stockholders on the Record Date. Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we are providing access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) to our stockholders as of the record date identified below. The mailing of the Internet Notice to our stockholders is anticipated to begin by July [TBD], 2023. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DESCRIBED HEREIN. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE Continued and to be signed on reverse side